UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05151

JPMorgan Mutual Fund Group

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: September 1, 2006 through February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT FEBRUARY 28, 2007

JPMorgan Funds

Income

Funds

JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Fund
    (formerly JPMorgan Global Strategic Income Fund)

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Bond Fund	2
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Enhanced Income Fund	6
JPMorgan Real Return Fund	8
JPMorgan Short Term Bond Fund	10
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	14
Schedules of Portfolio Investments	16
Financial Statements	100
Financial Highlights	120
Notes to Financial Statements	138
Report of Independent Registered Public Accounting Firm	151
Trustees	152
Officers	154
Schedule of Shareholder Expenses	156
Tax Letter	159

HIGHLIGHTS

•	The Fed’s August pause in monetary policy generated optimism among bond investors

•	Bond yields bounced around in a fairly wide range

•	Several events in late-February helped spark a rally in the bond market

•	Lower-quality securities generated the best performance

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
March 9, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain of the JPMorgan Income Funds. Inside, you’ll find information detailing the performance of some of our income funds for the six months ended February 28, 2007, reflecting the Funds’ new fiscal year-end, along with reports from the portfolio managers.

“Once again, lower-quality securities generated the best performance within the fixed income universe, driven by investors’ strong demand for risk.”

Mixed data cause yield volatility

Initially, the Federal Reserve’s (Fed) August pause in monetary policy generated optimism among bond investors. They perceived the Fed’s decision as a precursor to an eventual easing of monetary policy. Nevertheless, that favorable outlook subsided during the final few months of calendar 2006, as investors grappled with conflicting data on economic growth and inflation. In response, bond yields bounced around in a fairly wide range. For example, between September 1, 2006, and December 31, 2006, the yield on the benchmark 10-year U.S. Treasury climbed to a high of 4.83% and fell to a low of 4.43% before ending the fiscal year at 4.64%.

A similar pattern prevailed throughout the first two months of calendar 2007. The government’s initial report on fourth-quarter 2006 gross domestic product (GDP) showed the economy grew at a robust pace of 3.5%.

Bonds rally on market unrest

But late in February 2007, several events helped spark a rally in the bond market:

•	Chinese stocks plunged, triggering a worldwide stock market sell-off. Major U.S. stock market indexes tumbled more than 3% in a single day, February 27.

•	January durable goods orders suffered a greater-than-expected decline of 7.8%.

•	In a speech in which he addressed the state of the U.S. economy, former Federal Reserve Chairman Alan Greenspan warned of a potential recession.

•	The revised report on fourth-quarter 2006 GDP showed the economy grew at a much slower pace than previously announced — that is, 2.2% rather than 3.5%.

Together, these events caused investors to unload their riskier assets in favor of the perceived safety of U.S. Treasuries. Bonds rallied across the curve, with the yields on the 10- and two-year Treasuries falling 12 and 17 basis points (bps), respectively, on February 27.

Market posts healthy returns

Although volatility was the norm throughout the six-month period, the late-February rally caused yields to finish the period lower than they were on September 1. Bond returns remained positive with the Lehman Brothers U.S. Aggregate Index generating a total return of 3.66% for the six-month period ended February 28, 2007. Among investment-grade sectors, agency, asset-backed, mortgage-backed and corporate bonds outperformed Treasuries.

Once again, lower-quality securities generated the best performance within the fixed income universe, driven by investors’ strong demand for risk. With the economy still growing and the Fed on hold — and investors looking toward a potential Fed easing in 2007 — risk appetites improved and valuations soared. The Lehman Brothers U.S. Corporate High-Yield Index posted a total return of 8.35% for the six-month period.

As growth perseveres, Fed may keep rates on hold

The U.S. economy seems poised to expand only moderately in coming quarters, versus its 3.1% growth in calendar 2006. The main point of contention now is the extent to which U.S. activity will cool and whether the rest of the world can bear the fallout. Although some recent indicators, particularly in the construction and manufacturing sectors, have shown distinct signs of weakness, the broad economy — and crucially, the job market — have held up relatively well. This scenario may have to change for the Fed to embark on an easing campaign.

For investment-grade corporate bonds, we believe 2007 largely should be a year of clipping coupons. Event risk remains prevalent, but solid fundamentals, decent earnings growth and continued low default rates may provide a stable foundation for investment-grade corporate bonds as a whole and prevent significant spread widening.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 26, 1993
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$2,049,959
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA
Duration	4.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 3.77%* (Institutional Class Shares) for the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 3.66% return for the Lehman Brothers Aggregate Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to sector allocation and security selection, primarily from its allocation to the investment-grade corporate and emerging markets debt sectors. Within the investment-grade corporate sector, we held a bias toward financials and BBB-rated securities, which comprised most of the sector’s return. The asset-backed securities and mortgage-backed securities sectors also contributed modestly.

Duration and curve management offset gains in the Fund. Our short-duration bias primarily detracted from performance early in the period and again in February when interest rates rallied sharply. In terms of yield curve positioning, in late 2006 the market continued to forecast that weakness in the economy would lead to lower short-term rates, counter to our expectations. We trimmed our positioning at the short end of the curve to reduce risk.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund to seek diversified returns across a global set of opportunities. By balancing top-down macroeconomic themes with bottom-up security selection, we employ interest rate management to enhance returns and control risks. Specifically, we seek to outperform the broad market by enhancing returns through allocations to extended sectors, including emerging markets debt and high-yield debt (junk bonds). We establish sector and duration strategy through structured, global debate. We also seek to combine best ideas in security selection from our distinctive teams of sector specialists with a goal of repeatable and consistent performance across market cycles.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	43.6%
Corporate Bonds	24.9
Collateralized Mortgage Obligations	13.4
Asset-Backed Securities	7.6
Commercial Mortgage-Backed Securities	3.5
Foreign Government Securities	2.0
U.S. Government Agency Securities	1.5
Short-Term Investments	1.3
Other (less than 1.0%)	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of February 28, 2007. The portfolio’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		4.77%	4.92%	5.89%
With Sales Charge *		0.80	4.11	5.48
CLASS B SHARES	9/10/01
Without CDSC		4.25	4.04	5.41
With CDSC **		(0.75)	3.70	5.41
CLASS C SHARES	3/31/03
Without CDSC		4.27	4.14	5.46
With CDSC ***		3.27	4.14	5.46
SELECT CLASS SHARES	9/10/01	4.92	4.89	5.88
INSTITUTIONAL CLASS SHARES	7/26/93	5.19	5.06	6.06
ULTRA SHARES	9/10/01	5.30	5.17	6.17

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class, Class A and Class B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder were similar to those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Bond Fund, Lehman Brothers Aggregate Bond Index, and Lipper Intermediate Investment Grade Index from February 28, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Intermediate Investment Grade Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$137,478
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BBB–
Duration	6.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers, returned 7.17%* (Select Class Shares) over the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 5.89% return for the JPMorgan Emerging Markets Bond Index Global benchmark over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period primarily due to strong economic fundamentals, buoyant global equity markets and continued support from global central banks. Contributing to the rally in emerging markets was the Fund’s allocation in local currency bonds in Brazil, Indonesia and Mexico. Our underweight in Ecuador also contributed to the Fund’s performance as its dollar-denominated debt sold off in the past six months because of political concerns. Another contributor to returns was the Fund’s security selection in Russia. Numerous credit upgrades given by rating agencies benefited the Fund, as countries demonstrated a greater willingness and ability to repay debt. Standard & Poor’s upgraded Russia’s rating from BBB to BBB+; and Peruvian local debt was upgraded from BB to BB+. Alternatively, the Fund’s underweight in the Philippines detracted from performance as these securities outperformed despite economic issues.

Emerging markets debt have performed strongly as emerging markets governments have continued to pursue prudent policies over the past five years, including targeting very low budget deficits, higher primary surpluses and very strong trade balances, which has resulted in the continued buildup of international reserves. Debt-to-gross domestic product (GDP) levels continued to decline, resulting in lower risks of potential insolvency for many governments. The year 2006 was the first that net sovereign issuance of bonds (new issuance minus coupons and principal repayment) was negative — by approximately (USD) $4.2 billion. The drop in commodity prices over the year did not affect emerging market spreads, as economies have taken prudent steps to insulate themselves from this potential reversal in prices. We believe the fundamentals remain very strong and stabilization of the U.S. economy should limit the impact of external risks. Emerging markets external debt has been relatively stable due to the underlying strength in commodity prices, firm fundamentals and the continued support of debt buybacks by emerging market countries.

Q:	HOW WAS THE FUND MANAGED?

A:	Overall, the Fund seeks to achieve excess returns through the expertise of our sector-specialist portfolio managers in identifying relative-value security selection opportunities (i.e., overweighting undervalued names and underweighting overvalued names). For the period, the Fund was positioned with a bias toward countries that provide strong insulation from a higher-rate environment (e.g., those with a relatively lower need for current financing). We have favored commodity exporters and countries with trade surpluses.

PORTFOLIO COMPOSITION***

Foreign Government Securities	61.6%
Corporate Bonds	32.3
U.S. Treasury Obligations	3.1
Short-Term Investments	3.0

SUMMARY OF INVESTMENTS BY COUNTRY***

Russia	16.7%
Brazil	14.7
Argentina	11.9
Mexico	8.7
United States	6.1
Colombia	4.5
Indonesia	4.3
Peru	4.0
Turkey	4.0
Venezuela	3.2
Chile	2.9
Dominican Republic	2.5
Ukraine	2.5
Kazakhstan	2.4
Guatemala	2.3
Uruguay	2.3
Costa Rica	2.2
El Salvador	1.6
Egypt	1.4
Others (less than 1.0%)	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of February 28, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/30/06
Without Sales Charge		8.10%	15.03%	11.37%
With Sales Charge *		4.07	14.17	10.94
CLASS C SHARES	6/30/06
Without CDSC		7.81	14.97	11.34
With CDSC **		6.81	14.97	11.34
R CLASS SHARES	5/15/06	8.53	15.12	11.41
SELECT CLASS SHARES	4/17/97	8.35	15.09	11.39

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/17/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 17, 1997.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for R Class Shares prior to its inception date are based on the performance of the Select Class Shares.

During the fiscal year ended August 31, 2006, the Advisor made a voluntary contribution to the Fund of approximately $149,000 to cover an opportunity cost. Without this contribution, the performance of the Select Class Shares would have been approximately 10.46%, 15.12% and 11.15% for the 1-year, annualized 5-year and annualized since inception returns, respectively.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, JPMorgan Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the JPMorgan Emerging Markets Bond Index Global does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad based index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   5

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2001
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$183,102
Primary Benchmark	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA–
Duration	0.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation, returned 2.66%* (Institutional Class Shares) over the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 2.71% return for the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark primarily due to duration management positioning in this high-volatility period. Our short duration primarily detracted from performance early in the period and again in February when interest rates rallied sharply. In terms of yield curve positioning, in late 2006 the market continued to forecast that weakness in the economy would lead to lower short-term rates, counter to our expectations. We trimmed our short duration position at the short end of the curve to reduce risk.

On the positive side, contributors to the Fund’s performance came from investments in corporate bonds, asset-backed securities and mortgage-backed securities including collateralized mortgage obligations (CMOs). The investment-grade corporate sector performed well in the period, supported by solid earnings, low default rates and continued robust fundamentals.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration over the six-month period with a bias toward being short versus the benchmark. Additionally, we increased our allocation to CMOs, targeting a 25% allocation by the end of the period. We also held a bias toward financials as valuations remained attractive, selectively adding floating-rate corporate securities on a specific name basis.

Despite the volatility in the asset-backed securities sub-prime market, we maintained our holdings in home equity loans, the majority of which were AAA-rated. We also added to our fixed-rate commercial mortgage-backed securities.

PORTFOLIO COMPOSITION***

Corporate Bonds	47.5%
Asset-Backed Securities	25.2
Collateralized Mortgage Obligations	21.5
Mortgage Pass-Through Securities	2.6
Commercial Mortgage-Backed Securities	2.4
Other (less than 1.0%)	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of February 28, 2007. The portfolio’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/01	5.36%	2.69%	2.66%

LIFE OF FUND PERFORMANCE (11/30/01 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Enhanced Income Fund, Merrill Lynch USD LIBOR 3 Month Constant Maturity Index and 3 Month LIBOR Index from November 30, 2001 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR, which is sold the following day and rolled into a new 3-month instrument. The 3 Month LIBOR Index is an abbreviation for the “London Interbank Offered Rate”. Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   7

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$68,523
Primary Benchmark	Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index
Average Credit Quality	AAA
Duration	8.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation-protected return, returned 1.46%* (Select Class Shares) over the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 1.11% return for the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, primarily due to the underweighting of Treasury Inflation Protected Securities (TIPS) and security selection. Declining energy costs caused the headline consumer price index (CPI) to dip below measures of the core CPI, significantly eroding the coupon yield of TIPS. Other positive contributors to the Fund included cross-market spread trades, an overweight to emerging markets debt and active currency management.

Detractors from performance in the period were led by our interest rate-sensitive positions. These hampered Fund returns modestly as the market priced a significantly more accommodative Federal Reserve (Fed) policy than we felt was appropriate, given our macroeconomic outlook.

Q:	HOW WAS THE FUND MANAGED?

A:	We underweighted TIPS relative to nominal Treasury exposures during the latter half of 2006. We generally managed interest rates from a tactical perspective, allowing flexibility to react to the changing economic environment. Our short-duration bias primarily detracted from performance early in the period and again in February when interest rates rallied sharply. Looking ahead, we believe this flight-to-quality bid is temporary and the risk reduction occurring globally will not provoke the Federal Reserve (Fed) into cutting short-term interest rates. We currently maintain a short position in intermediate yields.

Globally, the Fund increased its allocation to high-yielding currencies, which dramatically outperformed in late 2006. As for cross-country spreads, being notably long in the U.S. relative to Europe captured cyclic differences between rates of growth globally. Additionally, we reduced our allocation in Russia and Venezuela due to a funding opportunity in the former and declining oil prices in the latter. Overall, we have favored commodity exporters and countries with trade surpluses. The Fund remains overweight in Argentina, Peru, the Dominican Republic and the Ukraine. These credits have a lower current financing need, which bodes well for a potentially higher-rate environment.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	75.1%
Mortgage Pass-Through Securities	10.9
Collateralized Mortgage Obligations	4.9
Asset-Backed Securities	2.9
Short-Term Investments	2.0
Corporate Bonds	1.8
Options Purchased	1.7
Other (less than 1.0%)	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of February 28, 2007. The portfolio’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
Class A Shares	9/1/05
Without Sales Charge		2.17%	0.66%
With Sales Charge*		(1.69)	(1.89)
CLASS C SHARES	9/1/05
Without CDSC		1.57	0.13
With CDSC**		(0.57)	0.13
SELECT CLASS SHARES	9/1/05	2.30	0.91
INSTITUTIONAL CLASS SHARES	9/1/05	2.50	1.07

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index and Lipper TIPS Fund Index from September 1, 2005 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper TIPS Fund Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of inflation protected securities issued by the U.S. Treasury. The Lipper TIPS Fund Index represents the total returns of the 30 largest mutual funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   9

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 13, 1993
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$1,653,298
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	AA
Duration	1.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total return, consistent with low volatility of principal, returned 2.84%* (Institutional Class Shares) over the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 2.47% return for the Merrill Lynch 1–3 Year Treasury Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, benefiting from well-diversified sector allocation and security selection. One of the most significant contributors to performance came from the investment-grade corporate sector, where we added names that offered attractive relative value and diversification opportunities. Despite the market sell-off in late February, high-yield securities (i.e., junk bonds), which were highly diversified across different industries, and emerging markets debt positively added to returns. Our investments in structured products and the international non-dollar sector also contributed to excess returns.

On the negative side, duration management detracted from the Fund’s return. Our short duration primarily detracted from performance early in the period and again in February when interest rates rallied sharply. In terms of yield curve positioning, in late 2006 the market continued to forecast that weakness in the economy would lead to lower short-term rates, counter to our expectations, and we trimmed our positioning at the short end of the curve to reduce risk.

Q:	HOW WAS THE FUND MANAGED?

A:	Over the period, we managed interest rate risk from a tactical perspective, which allowed for flexibility to react to the changing economic environment. In the mortgage sector, we tactically traded across different coupons and agencies. In addition, we largely maintained our target in fixed-rate collateralized mortgage obligations (CMOs) at 0.40 years throughout the first five months, and trimmed it to 0.25 years in February. Despite the volatility in the asset-backed securities (ABS) sub-prime market, our holdings in home equity loans were unaffected from the credit perspective. While recent news has mainly affected lower-quality home equity loan ABS, a majority of our holdings are higher quality, with AAA and AA ratings and backed by credit enhancements, such as over-collateralization and excess spread. Difficulties faced by the sub-prime market have so far been contained to the lower-quality market; however, we continue to monitor developments to assess the impact on broader markets and the potential for investment opportunities. We also added to our fixed-rate commercial mortgage-backed securities (CMBS) and agency sector investments.

In the extended sectors, both high-yield securities and emerging markets debt spreads tightened, driven by robust economic fundamentals, low default rates and continued support from global central banks. Likewise, our investment in emerging markets debt spanned different countries, favoring those with strong current accounts, healthy trade flows and sound economic policies.

PORTFOLIO COMPOSITION***

Corporate Bonds	28.2%
Asset-Backed Securities	17.8
Mortgage Pass-Through Securities	15.8
Short-Term Investments	13.5
Collateralized Mortgage Obligations	11.0
Commercial Mortgage-Backed Securities	10.0
Foreign Government Securities	1.8
Other (less than 1.0%)	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of February 28, 2007. The portfolio’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		4.84%	2.75%	4.34%
With Sales Charge *		2.47	2.28	4.10
SELECT CLASS SHARES	9/10/01	5.12	2.95	4.46
INSTITUTIONAL CLASS SHARES	9/13/93	5.38	3.20	4.74

*	Sales Charge for Class A Shares is 2.25%

TEN YEAR PERFORMANCE (2/28/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1–3 Year Treasury Index, and Lipper Short Investment Grade Bond Funds Index from February 28, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short Investment Grade Bond Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$352,121
Primary Benchmark	Lehman Brothers 1–3 Year U.S. Government Bond Index
Average Credit Quality	AA
Duration	1.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital, returned 2.64%* (Select Class Shares) for the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 2.53% return for the Lehman Brothers 1–3 Year U.S. Government Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, resulting primarily from an overweight in the investment-grade corporate sector, where we added names that offered attractive relative value and diversification opportunities. The sector remained well supported by solid earnings and robust fundamentals. Other positive contributors to returns included asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS).

On the negative side, duration management detracted from the Fund’s return. Our short duration primarily detracted from performance early in the period and again in February when interest rates rallied sharply. In terms of yield curve positioning, in late 2006 the market continued to forecast that weakness in the economy would lead to lower short-term rates, counter to our expectations, and we trimmed our positioning at the short end of the curve to reduce risk.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration over the period, holding a short-duration bias compared to the benchmark for a majority of the time.

Within the corporate sector, we held a bias toward financials, which comprised most of the sector’s return. Overall, we continue to favor BBB-rated and short-term securities.

In the mortgage sector, we tactically traded across different coupons and agencies. In addition, we largely maintained our target in fixed-rate collateralized mortgage obligations (CMOs) at 0.40 years throughout the first five months, and trimmed it to 0.25 years in February.

While recent news has mainly affected lower-quality home equity loan ABS, a majority of our holdings are higher quality, with AAA and AA ratings, and backed by credit enhancements, such as over-collateralization and excess spread. Difficulties faced by the sub-prime market have so far been confined to the lower-quality market; however, we continue to monitor developments to assess its impact on broader markets and the potential for investment opportunities. We also added to our fixed-rate CMBS and agency sector. By and large, our allocation to structured products added to excess return.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	25.4%
Corporate Bonds	25.1
Asset-Backed Securities	16.1
Commercial Mortgage-Backed Securities	13.1
Collateralized Mortgage Obligations	12.8
Foreign Government Securities	3.5
U.S. Government Agency Securities	1.7
Short-Term Investments	1.1
Other (less than 1.0%)	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of February 28, 2007. The portfolio’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		4.47%	2.53%	4.05%
With Sales Charge *		2.09	2.07	3.81
CLASS M SHARES	7/1/99
Without Sales Charge		4.31	2.30	3.86
With Sales Charge **		2.75	1.99	3.71
SELECT CLASS SHARES	11/30/90	4.93	2.81	4.37

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/28/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 1990.

Returns for Class M Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of the Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, Lehman Brothers 1–3 Year U.S. Government Bond Index, and Lipper Short Investment Grade Bond Funds Index from February 28, 1997 to February 28, 2007. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–3 Year U.S. Government Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Bond Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   13

JPMorgan Strategic Income Fund*
    (formerly JPMorgan Global Strategic Income Fund)

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 17, 1997
Fiscal Year-End	Last Day of February
Net Asset as of 2/28/07 (In Thousands)	$24,605
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA–
Duration	3.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Fund, which seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties, returned 4.19%** (Institutional Class Shares) over the six months ended February 28, 2007, the Fund’s new fiscal year-end, compared to the 3.66% return for the Lehman Brothers Aggregate Bond Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due to strong sector allocation and security selection, particularly in the emerging markets debt and high yield (“junk bond”) sectors, which outperformed the broader fixed income market. Emerging markets debt continued to deliver favorable returns, sustained by strong economic fundamentals, and continued local government support. The high yield sector also posted strong performance and solid fundamentals, but as high yield spreads continued to tighten, we became cautious about valuations late in 2006 and reduced our exposure. In the mortgages and investment grade corporates sectors we also benefited from security selection.

Our duration and curve positioning offset gains in the portfolio. Our short-duration bias primarily detracted from performance early in the period and again in February when interest rates rallied sharply. In terms of yield curve positioning, in late 2006 the market continued to forecast that weakness in the economy would lead to lower short-term rates, counter to our expectations, and we trimmed our positioning at the short end of the curve to reduce risk.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund to seek diversified returns across a global set of opportunities by balancing top-down macroeconomic themes with bottom-up security selection. We employ interest rate management to enhance returns and control risks. This includes aggressive strategic allocations to high beta sectors that are actively managed. We establish sector and duration strategy through structured, global debate. We also seek to combine best ideas in security selection from our teams of sector specialists with a goal of repeatable and consistent performance across market cycles.

PORTFOLIO COMPOSITION****

Mortgage Pass-Through Securities	30.5%
Corporate Bonds	30.0
Foreign Government Securities	8.6
Asset-Backed Securities	6.5
Collateralized Mortgage Obligations	6.3
Short-Term Investments	5.7
Private Placements	5.4
Options Purchased	3.6
Commercial Mortgage-Backed Securities	1.8
U.S. Treasury Obligations	1.6

SUMMARY OF INVESTMENTS BY COUNTRY****

United States	81.5%
United Kingdom	2.6
Iceland	1.4
Argentina	1.2
Brazil	1.2
Luxembourg	1.2
Australia	1.0
Cayman Islands	1.0
Mexico	1.0
Other (less than 1.0%)	7.9

*	The Fund’s name was changed from JPMorgan Global Strategic Income Fund to JPMorgan Strategic Income Fund on June 16, 2006. Its investment objective and strategies also changed on the same date.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Portfolio composition percentages are based on total investments as of February 28, 2007. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/10/01
Without Sales Charge		5.43%	5.90%	5.39%
With Sales Charge *		1.48	5.09	4.98
CLASS B SHARES	2/19/05
Without CDSC		4.88	5.68	5.27
With CDSC **		(0.12)	5.36	5.27
CLASS C SHARES	2/19/05
Without CDSC		4.89	5.68	5.28
With CDSC ***		3.89	5.68	5.28
CLASS M SHARES	2/19/05
Without Sales Charge		5.09	5.79	5.33
With Sales Charge****		1.90	5.16	5.01
SELECT CLASS SHARES	9/10/01	5.57	6.14	5.55
INSTITUTIONAL CLASS SHARES	3/17/97	5.95	6.48	5.88

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

****	Sales Charge for Class M Shares is 3.00%.

LIFE OF FUND PERFORMANCE (3/17/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on March 17, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Global Strategic Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower). Returns for Class B, Class C and Class M Shares prior to inception dates are based on the performance of Class A Shares which has lower expenses to those of Class B, Class C and Class M Shares (during this period, therefore, the performance of Class B, Class C and Class M Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Strategic Income Fund, Lehman Brothers Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 164.4%
	Asset-Backed Securities — 12.7%
5,000	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, FRN, 5.50%, 04/25/36 (m)	5,008
1,769	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.82%, 02/15/12 (e) (m)	1,773
	AmeriCredit Automobile Receivables Trust,
1,458	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	1,446
370	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	368
5,000	Asset Backed Securities Corp. Home Equity, Series 2006-HE5, Class M2, FRN, 5.62%, 07/25/36 (m)	5,004
6,000	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.55%, 11/15/11 (m)	6,002
3,518	Capital Auto Receivables Asset Trust, Series 2006-1, Class A2A, 5.03%, 09/15/08 (m)	3,515
	Capital One Auto Finance Trust,
763	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	756
2,616	Series 2004-A, Class A4, FRN, 5.42%, 03/15/11 (m)	2,617
	Capital One Multi-Asset Execution Trust,
7,580	Series 2003-A, FRN, 6.57%, 12/15/10 (i)	7,662
6,233	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	6,106
1,500	Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4, FRN, 5.34%, 04/15/11 (m)	1,500
	CarMax Auto Owner Trust,
522	Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	518
5,000	Series 2006-1, Class A4, 5.41%, 06/15/11 (m)	5,051
5,000	Series 2007-1, Class A4, 5.24%, 06/15/12 (m)	5,040
	CARSS Finance LP (Cayman Islands),
33	Series 2004-A, Class B1, FRN, 5.60%, 01/15/11 (e) (m)	33
82	Series 2004-A, Class B2, FRN, 6.27%, 01/15/11 (e) (m)	82
	Citibank Credit Card Issuance Trust,
1,555	Series 2004-A8, Class A8, 4.90%, 12/12/16 (m)	1,537
1,145	Series 2005-A9, Class A9, 5.10%, 11/20/17 (m)	1,144
9,950	Series 2006-C4, Class C4, FRN, 5.54%, 01/09/12 (m)	9,950
	Citigroup Mortgage Loan Trust, Inc.,
1,644	Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33 (m)	1,651
346	Series 2005-OPT1, Class A1B, FRN, 5.53%, 02/25/35 (m)	346
1,095	Series 2006-WF2, Class A2A, SUB, 5.91%, 05/25/36 (m)	1,093
1,995	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	1,979
	Countrywide Asset-Backed Certificates,
4,775	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	4,763
18	Series 2004-1, Class 3A, FRN, 5.60%, 04/25/34 (m)	17
1,320	Series 2004-1, Class M1, FRN, 5.82%, 03/25/34 (m)	1,324
1,080	Series 2004-1, Class M2, FRN, 5.87%, 03/25/34 (m)	1,084
1,353	Series 2005-3, Class AF3, VAR, 4.82%, 08/25/35 (m)	1,345
505	Series 2005-11, Class 3AV1, FRN, 5.48%, 02/25/36 (m)	505
940	Series 2005-11, Class AF3, VAR, 4.78%, 02/25/36 (m)	930
	Countrywide Home Equity Loan Trust,
418	Series 2004-I, Class A, FRN, 5.61%, 02/15/34 (m)	419
563	Series 2004-K, Class 2A, FRN, 5.62%, 02/15/34 (m)	564
641	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF1, SUB, 5.46%, 01/25/36 (m)	638
2,953	Daimler Chrysler Auto Trust, Series 2006-B, Class A2, 5.30%, 10/08/08 (m)	2,954
	First Franklin Mortgage Loan Asset Backed Certificates,
829	Series 2005-FF2, Class A2B, FRN, 5.50%, 03/25/35 (m)	830
6,000	Series 2006-FF10, Class M1, FRN, 5.59%, 07/25/36 (m)	5,998
	Ford Credit Auto Owner Trust,
3,070	Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	3,044
6,000	Series 2006-B, Class A2A, 5.42%, 07/15/09 (m)	6,006
5,000	Series 2006-C, Class A3, 5.16%, 11/15/10 (m)	5,015
2,583	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	2,568
1,000	GMAC Mortgage Corp. Loan Trust, Series 2004-HE1, Class A2, FRN, 5.42%, 06/25/34 (m)	1,000
1,325	Gracechurch Card Funding plc (United Kingdom), Series 7, Class A, FRN, 5.34%, 11/16/09 (m)	1,325
	GS Auto Loan Trust,
1,364	Series 2004-1, Class A4, 2.65%, 05/15/11 (m)	1,353
13,750	Series 2006-1, Class A3, 5.37%, 12/15/10 (m)	13,803

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
	GSAMP Trust,
237	Series 2004-OPT, Class A1, FRN, 5.66%, 11/25/34 (m)	237
2,000	Series 2005-WMC2, Class A2B, FRN, 5.58%, 11/25/35 (m)	2,003
6,000	Series 2006-NC1, Class A2, FRN, 5.50%, 02/25/36 (m)	6,009
10,000	Harley-Davidson Motorcycle Trust, Series 2007-1, Class A3, 5.22%, 03/15/12 (m)	10,050
	Home Equity Asset Trust,
1,465	Series 2005-8, Class M2, FRN, 5.77%, 02/25/36 (m)	1,472
7,000	Series 2006-3, Class2A3, FRN, 5.50%, 07/25/36 (m)	7,013
376	Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08 (m)	376
	Household Automotive Trust,
2,769	Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	2,737
1,397	Series 2006-1, Class A2, 5.40%, 06/17/09 (m)	1,398
6,127	Series 2006-2, Class A2, 5.61%, 06/17/09 (m)	6,135
5,000	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, FRN, 5.51%, 01/25/36 (m)	5,010
1,453	Lehman XS Trust, Series 2005-7N, Class 1A1A, FRN, 5.59%, 11/25/35 (m)	1,460
	Long Beach Mortgage Loan Trust,
2,000	Series 2003-4, Class M1, FRN, 6.00%, 08/25/33 (m)	2,006
2,030	Series 2004-1, Class M1, FRN, 5.82%, 02/25/34 (m)	2,035
1,360	Series 2004-1, Class M2, FRN, 5.87%, 02/25/34 (m)	1,363
1,500	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34 (m)	1,511
991	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09 (m)	981
	MASTR Asset Backed Securities Trust,
75	Series 2005-NC1, Class A4, FRN, 5.55%, 12/25/34 (m)	75
7,071	Series 2006-AB1, Class A1, FRN, 5.46%, 02/25/36 (m)	7,072
5,000	Series 2006-NC1, Class A3, FRN, 5.51%, 01/25/36 (m)	5,009
	MBNA Credit Card Master Note Trust,
3,000	Series 2001-C2, Class C2, FRN, 6.47%, 12/15/10 (e) (m)	3,041
4,875	Series 2003-A1, Class A1, 3.30%, 07/15/10 (m)	4,791
5,000	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 5.52%, 01/25/37 (m)	5,002
	New Century Home Equity Loan Trust,
478	Series 2005-1, Class A2B, FRN, 5.54%, 03/25/35 (m)	479
1,350	Series 2005-1, Class M1, FRN, 5.77%, 03/25/35 (m)	1,354
1,334	Series 2005-2, Class A2B, FRN, 5.50%, 06/25/35 (m)	1,334
1,000	Series 2005-B, Class A2B, FRN, 5.50%, 10/25/35 (m)	1,000
4,000	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, FRN, 5.44%, 03/25/36 (m)	4,001
806	Nissan Auto Receivables Owner Trust, Series 2006-A, Class A2, 4.80%, 06/16/08 (m)	805
460	Onyx Acceptance Grantor Trust, Series 2003-D, Series A4, 3.20%, 03/15/10 (m)	455
	Option One Mortgage Loan Trust,
529	Series 2003-1, Class A2, FRN, 5.74%, 02/25/33 (m)	529
311	Series 2003-5, Class A2, FRN, 5.64%, 08/25/33 (m)	312
2,000	Peco Energy Transition Trust, Series 2000-A, Class A3, 7.63%, 03/01/10 (m)	2,096
5,998	PP&L Transition Bond Co. LLC, Series 1999-1, Class A8, 7.15%, 06/25/09 (m)	6,140
2,650	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15 (m)	2,847
2,000	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, FRN, 5.50%, 01/25/36 (m)	2,003
	Residential Asset Securities Corp.,
465	Series 2002-KS4, Class AIIB, FRN, 5.82%, 07/25/32 (m)	465
785	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33 (m)	785
609	Series 2005-KS2, Class AI2, FRN, 5.52%, 05/25/34 (m)	610
2,000	Specialty Underwriting & Residential Finance, Series 2005-BC3, Class A2B, FRN, 5.57%, 06/25/36 (m)	2,003
6,365	Structured Asset Securities Corp., Series 2006-WF2, Class M2, FRN, 5.61%, 07/25/36 (m)	6,370
	Triad Auto Receivables Owner Trust,
3,360	Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	3,308
8,000	Series 2006-C, Class A3, 5.26%, 11/14/11 (m)	8,026

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
1,135	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	1,122
	Wachovia Asset Securitization, Inc.,
1,248	Series 2002-HE2, Class A, FRN, 5.75%, 12/25/32 (m)	1,249
818	Series 2003-HE3, Class A, FRN, 5.57%, 11/25/33 (m)	820
6,700	Wachovia Auto Loan Owner Trust, Series 2006-1, Class A2, 5.28%, 04/20/10 (e) (m)	6,702
	WFS Financial Owner Trust,
969	Series 2003-3, Class A4, 3.25%, 05/20/11 (m)	960
2,296	Series 2003-4, Class A4, 3.15%, 05/20/11 (m)	2,274
	Total Asset-Backed Securities (Cost $260,977)	260,501
	Collateralized Mortgage Obligations — 22.5%
	Agency CMO — 8.4%
	Federal Home Loan Mortgage Corp.,
18,955	Series 237, Class S22, IF, IO, 1.83%, 05/15/36 (m)	1,493
17,059	Series 237, Class S23, IF, IO, 1.78%, 05/15/36 (m)	1,314
55,002	Series 239, Class S29, IF, IO, 2.43%, 08/15/36 (m)	4,667
85,348	Series 239, Class S30, IF, IO, 2.38%, 08/15/36 (m)	6,940
46,236	Series 240, Class S22, IF, IO, 1.83%, 07/15/36 (m)	3,598
84,919	Series 242, Class S29, IF, IO, 2.43%, 11/15/36 (m)	6,843
693	Series 2508, Class PE, 5.50%, 05/15/28 (m)	693
9,330	Series 2564, Class LS, IF, IO, 2.33%, 01/15/17 (m)	448
4,047	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	416
12,602	Series 2701, Class ST, IF, IO, 1.68%, 08/15/21 (m)	556
3,868	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	156
1,032	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	9
4,683	Series 2772 Class GI, IO, 5.00%, 11/15/22 (m)	232
7,763	Series 2779, Class SM, IF, IO, 1.83%, 10/15/18 (m)	420
3,421	Series 2781, Class PL, IO, 5.00%, 10/15/23 (m)	167
28,346	Series 2791, Class SI, IF, IO, 1.83%, 12/15/31 (m)	1,701
22,606	Series 2813, Class SB, IF, IO, 1.73%, 02/15/34 (m)	1,420
1,655	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	18
20,075	Series 2861, Class GS, IF, IO, 1.88%, 01/15/21 (m)	472
4,717	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	294
8,313	Series 2894, Class S, IF, IO, 1.88%, 03/15/31 (m)	436
3,774	Series 2897, Class SI, IF, 4.80%, 10/15/31 (m)	3,636
1,326	Series 2921, Class SC, IF, 7.32%, 10/15/32 (m)	1,424
6,047	Series 2931, Class GA, 5.00%, 11/15/28 (m)	6,038
5,743	Series 2971, Class Pl, IO, 5.50%, 03/15/26 (m)	499
752	Series 2980, Class QB, 6.50%, 05/15/35 (m)	779
8,802	Series 3029, Class S, IF, IO, 1.88%, 08/15/35 (m)	788
46,297	Series 3117, Class ES, IF, IO, 1.83%, 02/15/36 (m)	3,887
9,000	Series 3149, Class IU, IO, 6.00%, 09/15/25 (m)	932
18,199	Series 3174, Class SA, IF, IO, 2.38%, 04/15/36 (m)	1,575
35,613	Series 3199, Class AD, 6.50%, 12/15/33 (m)	36,280
	Federal National Mortgage Association,
50,300	Series 367, Class 2, IO, 5.50%, 01/01/36 (m)	11,375
17,877	Series 378, Class 5, IO, 5.00%, 07/01/36 (m)	3,923
7,273	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	339
5,838	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	580
3,438	Series 2006-3, Class SY, IF, 7.08%, 03/25/36 (m)	3,479
5,029	Series 2006-43, Class GS, IF, 6.78%, 06/25/36 (m)	4,977
2,106	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	2,139
8,997	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	9,134
20,957	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	21,292
16,100	Series 2006-104, Class FC, FRN, 5.57%, 11/25/36 (m)	16,216
8,354	Series 2006-115, Class BF, FRN, 5.56%, 12/25/36 (m)	8,379
	Federal National Mortgage Association Whole Loan,
186	Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	185
2,411	Series 2003-W6, Class 1A41, 5.40%, 10/25/42 (m)	2,387
	Government National Mortgage Association,
1,883	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	53
4,173	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	206
876	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	13
		172,808

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 14.1%
	Adjustable Rate Mortgage Trust,
580	Series 2005-4, Class 7A2, FRN, 5.55%, 08/25/35 (m)	582
2,186	Series 2005-6, Class 6A21, FRN, 5.55%, 09/25/35 (m)	2,188
394	Series 2005-6A, Class 2A1, FRN, 5.63%, 11/25/35 (m)	395
13,519	American Home Mortgage Assets, Series 2006-2, Class 2A1, FRN, 5.51%, 09/25/46 (m)	13,534
2,617	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A1, 5.50%, 12/25/33 (m)	2,586
32,330	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.00%, 11/25/36 (m)	32,721
	Countrywide Alternative Loan Trust,
5,283	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	5,293
4,958	Series 2005-51, Class 1A1, FRN, 5.64%, 11/20/35 (m)	4,977
11,047	Series 2006-OA1, Class 2A1, FRN, 5.53%, 03/20/46 (m)	11,055
5,689	Series 2006-OA2, Class A1, FRN, 5.53%, 05/20/46 (m)	5,700
3,877	Series 2006-OA9, Class 1A1, FRN, 5.52%, 07/20/46 (m)	3,865
3,575	Series 2006-OA9, Class 2A1B, FRN, 5.52%, 07/20/46 (m)	3,583
10,321	Series 2006-OA10, Class 3A1, FRN, 5.51%, 08/25/46 (m)	10,303
5,322	Series 2006-OA12, Class A2, FRN, 5.53%, 09/20/46 (m)	5,316
9,924	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	9,886
	CS First Boston Mortgage Securities Corp.,
477	Series 2003-29, Class 7A1, 6.50%, 12/25/33 (m)	477
334	Series 2004-4, Class 1A1, 6.00%, 08/25/34 (m)	333
2,626	Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	2,626
6,000	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR1, Class 1A2, FRN, 5.53%, 02/25/36 (m)	6,013
2,101	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005- AR6, Class 2A1A, FRN, 5.61%, 10/19/45 (m)	2,110
3,000	Granite Master Issuer plc (United Kingdom), Series 2006-2 Class A4, FRN, 5.40%, 12/20/54 (m)	2,994
338	Granite Mortgages plc (United Kingdom), Series 2004-3, Class 1A3, FRN, 5.47%, 09/20/44 (m)	338
	Greenpoint Mortgage Funding Trust,
1,284	Series 2005-AR4, Class 4A1A, FRN, 5.63%, 10/25/45 (m)	1,287
13,250	Series 2006-OH1, Class A1, FRN, 5.50%, 01/25/37 (m)	13,254
5,008	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 5.67%, 01/25/35 (e) (m)	5,029
	Harborview Mortgage Loan Trust,
5,369	Series 2005-3, Class 2A1A, FRN, 5.56%, 06/19/35 (m)	5,382
1,300	Series 2005-8, Class 1A2A, FRN, 5.65%, 09/19/35 (m)	1,304
2,911	Series 2006-8, Class 2A1A, FRN, 5.51%, 08/21/46 (m)	2,916
11,927	Series 2006-14, Class 2A1A, FRN, 5.50%, 02/19/46 (m)	11,920
	Indymac Index Mortgage Loan Trust,
2,373	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34 (m)	2,384
941	Series 2005-AR14, Class 2A1A, FRN, 5.62%, 08/25/35 (m)	944
12,426	Series 2006-AR2, Class 1A1A, FRN, 5.54%, 04/25/46 (m)	12,435
27,828	Series 2006-AR2, Class 4A1, VAR, 6.00%, 09/25/36 (m)	28,043
2,500	K2 Corp. Commercial Mortgage Trust, 5.37%, 02/15/10 (m)	2,500
3,931	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	3,947
1,192	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.49%, 05/25/35 (m)	1,192
	Permanent Financing plc (United Kingdom),
2,500	Series 4, Class 2A, FRN, 5.42%, 03/10/09 (m)	2,500
5,000	Series 9A, Class 2A, FRN, 5.39%, 03/10/15 (e) (m)	4,999
13,075	Permanent Master Issuer plc (United Kingdom), Series 2006-1, Class 2A, FRN, 5.40%, 10/15/15 (m)	13,075
	RESI Finance LP (Cayman Islands),
6,445	Series 2003-C, Class B3, FRN, 6.72%, 09/10/35 (e) (m)	6,553
1,234	Series 2003-C, Class B4, FRN, 6.92%, 09/10/35 (e) (m)	1,274
1,373	Series 2003-D, Class B3, FRN, 6.62%, 12/10/35 (e) (m)	1,377

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — continued
1,987	Series 2003-D, Class B4, FRN, 6.82%, 12/10/35 (e) (m)	1,993
2,337	Series 2005-A, Class B3, FRN, 5.90%, 03/10/37 (e) (m)	2,361
782	Series 2005-A, Class B4, FRN, 6.00%, 03/10/37 (e) (m)	788
	Residential Accredit Loans, Inc.,
1,081	Series 2005-QO4, Class 2AI, FRN, 5.60%, 12/25/45 (m)	1,085
8,994	Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	9,097
—(h)	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 05/25/36 (m)	—	(h)
283	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	280
	Structured Asset Mortgage Investments, Inc.,
1,487	Series 2005-AK2, Class 2A1, FRN, 5.55%, 05/25/45 (m)	1,488
8,705	Series 2006-AR1, Class 3A1, FRN, 5.55%, 02/25/36 (m)	8,711
2,121	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1A, FRN, 5.51%, 07/25/46 (m)	2,124
	Washington Mutual, Inc.,
1,121	Series 2005-AR2, Class 2A21, FRN, 5.65%, 01/25/45 (m)	1,125
1,793	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45 (m)	1,799
1,685	Series 2005-AR15, Class A1A1, FRN, 5.58%, 11/25/45 (m)	1,690
985	Series 2005-AR17, Class A1A1, FRN, 5.59%, 12/25/45 (m)	988
	Wells Fargo Mortgage Backed Securities Trust,
2,270	Series 2003-2, Class A6, 5.25%, 03/25/18 (m)	2,254
3,692	Series 2006-AR3, Class A1, FRN, 5.71%, 03/25/36 (m)	3,693
		288,666
	Total Collateralized Mortgage Obligations (Cost $462,016)	461,474
	Commercial Mortgage-Backed Securities — 5.8%
	Bear Stearns Commercial Mortgage Securities,
4,655	Series 2005-PWR9, Class A4A, 4.87%, 09/11/42 (m)	4,539
4,155	Series 2005-T18, Class A4, VAR, 4.93%, 02/13/42 (m)	4,076
2,515	Series 2005-T20, Class A4A, VAR, 5.30%, 10/12/42 (m)	2,512
5,000	Series 2006-PW12, Class A4, VAR, 5.71%, 09/11/38 (m)	5,187
5,790	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, VAR, 5.72%, 03/15/49 (m)	6,002
10,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, VAR, 5.77%, 06/10/46 (m)	10,405
8,610	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, VAR, 5.83%, 06/15/38 (m)	8,989
	Greenwich Capital Commercial Funding Corp.,
5,405	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42 (m)	5,258
5,405	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42 (m)	5,255
	LB-UBS Commercial Mortgage Trust,
1,200	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	1,177
20,000	Series 2003-C1, Class A4, 5.42%, 02/15/40 (m)	20,100
2,170	Series 2006-C1, Class A4, 5.16%, 02/15/31 (m)	2,153
4,060	Series 2006-C4, Class A4, VAR, 5.90%, 06/15/38 (m)	4,262
6,232	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-FFLA, Class A2, FRN, 5.44%, 09/15/21 (e) (m)	6,234
7,610	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.66%, 05/12/39 (m)	7,864
10,585	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, 12/15/43 (m)	10,610
1,755	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	1,734
	Wachovia Bank Commercial Mortgage Trust,
370	Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42 (m)	365
5,605	Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45 (m)	5,895
7,030	Series 2006-C29, Class A4, 5.31%, 11/15/48 (m)	7,026
	Total Commercial Mortgage-Backed Securities (Cost $118,487)	119,643
	Corporate Bonds — 42.0%
	Aerospace & Defense — 0.2%
900	L-3 Communications Corp., 5.88%, 01/15/15 (m)	877
3,500	United Technologies Corp., FRN, 5.44%, 06/01/09 (m)	3,505
		4,382

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Auto Components — 0.0% (g)
549	TRW Automotive, Inc., 9.38%, 02/15/13 (m)	590
	Automobiles — 0.8%
	DaimlerChrysler NA Holding Corp.,
10,280	5.88%, 03/15/11 (m)	10,462
3,425	FRN, 5.79%, 03/13/09 (m)	3,436
2,000	Series E, FRN, 5.89%, 10/31/08 (m)	2,009
		15,907
	Beverages — 0.1%
680	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	706
450	Diageo Capital plc (United Kingdom), 3.38%, 03/20/08 (m)	441
		1,147
	Building Products — 0.2%
3,455	Owens Corning, Inc., 7.00%, 12/01/36 (e) (m)	3,615
	Capital Markets — 5.7%
1,395	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	1,371
2,495	Bank of New York Co., Inc. (The), 5.20%, 07/01/07 (m)	2,495
1,020	Banque Paribas (France), 6.88%, 03/01/09 (m)	1,056
	Bear Stearns Cos., Inc. (The),
520	4.00%, 01/31/08 (m)	515
5,000	FRN, 5.45%, 08/21/09 (m)	5,006
1,640	FRN, 5.51%, 04/29/08 (m)	1,644
	Credit Suisse, Nassau Branch (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (Turkey)
TRL 4,715	14.00%, 01/19/11	2,973
2,395	14.00%, 01/19/11	1,510
	Credit Suisse USA, Inc.,
$1,845	5.50%, 08/16/11 (m)	1,878
2,000	FRN, 5.43%, 06/05/09 (m)	2,002
2,190	FRN, 5.48%, 06/02/08 (m)	2,194
3,000	FRN, 5.48%, 12/09/08 (m)	3,006
	Goldman Sachs Group, Inc. (The),
1,550	4.13%, 01/15/08 (m)	1,536
4,120	5.63%, 01/15/17 (m)	4,124
6,340	5.95%, 01/15/27 (m)	6,316
7,000	FRN, 5.46%, 12/22/08 (m)	7,009
6,525	FRN, 5.46%, 06/23/09 (m)	6,530
	Lehman Brothers Holdings, Inc.,
4,665	5.25%, 02/06/12 (m)	4,676
1,480	5.75%, 07/18/11 (m)	1,518
3,835	5.75%, 01/03/17 (m)	3,888
12,000	FRN, 5.39%, 05/29/08 (m)	12,011
7,000	FRN, 5.46%, 08/21/09 (m)	7,004
3,100	Links Finance LLC, FRN, 5.61%, 09/15/08 (e) (i)	3,103
	Merrill Lynch & Co., Inc.,
2,730	6.11%, 01/29/37	2,726
4,885	6.22%, 09/15/26 (m)	5,007
2,000	FRN, 5.45%, 10/27/08 (m)	2,002
7,250	FRN, 5.56%, 11/01/11 (m)	7,267
1,900	FRN, 5.61%, 02/06/09 (m)	1,907
	Morgan Stanley,
5,850	5.45%, 01/09/17 (m)	5,811
1,800	5.63%, 01/09/12 (m)	1,835
7,000	FRN, 5.47%, 02/09/09 (m)	7,012
1,000	FRN, 5.48%, 11/09/07 (m)	1,001
		117,933
	Chemicals — 0.1%
1,025	Huntsman LLC, 11.50%, 07/15/12 (m)	1,148
835	Nalco Co., 7.75%, 11/15/11 (m)	862
705	PolyOne Corp., 10.63%, 05/15/10 (m)	747
		2,757
	Commercial Banks — 6.0%
	Barclays Bank plc (United Kingdom),
5,535	5.93% to 12/15/16; thereafter VAR, 12/31/49 (e) (m)	5,656
3,300	6.28% to 12/15/34; thereafter VAR, 12/29/49 (m)	3,344
1,595	7.40%, 12/15/09 (m)	1,692
620	BB&T Capital Trust I, 5.85%, 08/18/35 (m)	616
6,195	Commonwealth Bank of Australia (Australia), 6.02% to 03/15/16; thereafter VAR, 03/29/49 (e) (m)	6,369
4,770	DBS Capital Funding Corp. (Cayman Islands), 7.66% to 03/15/11; thereafter VAR, 03/31/49 (e) (m)	5,174
4,750	Deutsche Bank Capital Funding Trust VII, 5.63% to 01/19/16; thereafter VAR, 01/19/49 (e) (m)	4,733
	Glitnir Banki HF (Iceland),
3,500	7.45% to 09/14/16; thereafter VAR, 09/14/49 (e) (m)	3,824
1,500	FRN, 5.52%, 10/15/08 (e) (m)	1,498
6,675	FRN, 5.80%, 01/21/11 (e) (m)	6,678
5,000	HBOS plc (United Kingdom), 5.92% to 10/01/15; thereafter VAR, 09/29/49 (e) (m)	4,980
23,615	HBOS Treasury Services plc (United Kingdom), 5.25%, 02/21/17 (e) (m)	23,965
2,675	ICICI Bank Ltd. (India), FRN, 5.90%, 01/12/10 (e) (m)	2,703

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,720	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e) (m)	1,674
4,250	Landsbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	4,400
4,640	Lloyds TSB Group plc (United Kingdom), 6.27% to 11/14/16; thereafter VAR, 12/31/49 (e) (m)	4,678
305	Royal Bank of Scotland Group plc (United Kingdom), 7.65% to 09/30/31; thereafter VAR, 08/29/49 (m)	370
6,600	Shinsei Finance II (Cayman Islands), 7.16% to 07/25/16; thereafter VAR, 07/29/49 (e) (m)	6,858
5,200	Standard Chartered plc (United Kingdom), 6.41% to 01/30/17; thereafter VAR, 12/21/49 (e) (m)	5,214
3,705	SunTrust Preferred Capital I, 5.85% to 12/15/11; thereafter VAR, 12/31/49 (m)	3,780
	VTB Capital SA for Vneshtorgbank (Luxembourg),
8,525	FRN, 5.96%, 08/01/08 (e) (m)	8,533
5,175	FRN, 6.11%, 09/21/07	5,180
1,780	FRN, 6.11%, 09/21/07 (e) (m)	1,783
1,500	Wachovia Bank NA, 5.80%, 12/01/08 (m)	1,519
2,140	Wachovia Corp., FRN, 5.44%, 07/20/07 (m)	2,141
	Wells Fargo & Co.,
185	4.20%, 01/15/10 (m)	181
140	5.13%, 09/01/12 (m)	141
2,070	Wells Fargo Bank NA, 6.45%, 02/01/11 (m)	2,175
2,335	Woori Bank (South Korea), VAR, 5.75%, 03/13/14 (e) (m)	2,361
		122,220
	Commercial Services & Supplies — 0.1%
725	ACCO Brands Corp., 7.63%, 08/15/15 (m)	721
400	Allied Waste North America, Inc., 6.13%, 02/15/14 (m)	390
415	Corrections Corp. of America, 6.25%, 03/15/13 (m)	414
530	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (e) (m)	542
		2,067
	Communications Equipment — 0.2%
4,000	Cisco Systems, Inc., FRN, 5.44%, 02/20/09 (m)	4,005
	Computers & Peripherals — 0.2%
3,500	Hewlett-Packard Co., FRN, 5.48%, 05/22/09 (m)	3,504
695	International Business Machines Corp., 5.38%, 02/01/09 (m)	700
		4,204
	Consumer Finance — 1.8%
2,500	AIG SunAmerica Global Financing VII, 5.85%, 08/01/08 (e) (m)	2,522
4,722	American General Finance Corp., Series H, 4.50%, 11/15/07 (m)	4,702
2,310	Capital One Capital III, 7.69%, 08/15/36	2,607
	Ford Motor Credit Co.,
1,075	7.25%, 10/25/11 (m)	1,057
1,100	FRN, 6.32%, 03/21/07 (m)	1,100
195	FRN, 6.93%, 01/15/10 (m)	194
2,250	General Electric Capital Corp., FRN, 5.39%, 10/26/09 (m)	2,249
1,290	General Motors Acceptance Corp. LLC, 6.88%, 08/28/12 (m)	1,300
	HSBC Finance Corp.,
1,885	7.88%, 03/01/07 (m)	1,885
2,000	FRN, 5.49%, 09/15/08 (m)	2,004
3,110	FRN, 5.50%, 05/09/08 (m)	3,117
	International Lease Finance Corp.,
1,330	4.88%, 09/01/10 (m)	1,321
3,500	FRN, 5.58%, 05/24/10 (m)	3,513
900	John Deere Capital Corp., 3.90%, 01/15/08 (m)	890
	SLM Corp.,
1,655	3.63%, 03/17/08 (m)	1,627
1,900	FRN, 5.44%, 01/25/08 (m)	1,902
4,500	FRN, 5.50%, 07/27/09 (m)	4,505
		36,495
	Containers & Packaging — 0.1%
1,210	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	1,267
	Diversified Consumer Services — 0.0% (g)
	Service Corp. International,
250	7.70%, 04/15/09 (m)	259
750	7.38%, 10/01/14 (m)	786
		1,045
	Diversified Financial Services — 8.1%
	ABX Financing Co., (Cayman Islands)
25,000	5.75%, 10/15/16 (e) (m)	25,200
3,635	6.35%, 10/15/36 (e) (m)	3,707
	Bank of America Corp.,
2,100	3.25%, 08/15/08 (m)	2,048
2,415	4.25%, 10/01/10 (m)	2,360
2,695	4.38%, 12/01/10 (m)	2,639
1,230	5.88%, 02/15/09 (m)	1,251
	Caterpillar Financial Services Corp.,
3,250	FRN, 5.41%, 08/11/09 (m)	3,250
4,250	FRN, 5.42%, 05/18/09 (m)	4,256

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
	CIT Group, Inc.,
1,300	4.00%, 05/08/08 (m)	1,283
1,795	5.50%, 11/30/07 (m)	1,799
4,000	FRN, 5.46%, 06/08/09 (m)	4,005
3,500	FRN, 5.49%, 08/17/09 (m)	3,505
3,100	FRN, 5.51%, 01/30/09 (m)	3,106
	General Electric Capital Corp.,
1,000	FRN, 5.41%, 05/19/08 (m)	1,001
3,360	Series A, 4.25%, 01/15/08 (m)	3,335
7,000	Glen Meadow Pass-Through Trust, VAR, 6.50%, 02/12/67 (e) (m)	7,242
9,000	K2 Corp., VAR, 5.37%, 02/15/09 (i)	9,000
	Kaupthing Bank (Iceland),
17,400	5.75%, 10/04/11 (e) (m)	17,697
9,600	FRN, 6.06%, 01/15/10 (e) (m)	9,704
4,770	Mizuho Capital Investment 1 Ltd. (Cayman Islands), 6.69% to 6/30/16; thereafter VAR, 03/29/49 (e) (m)	4,897
1,815	Mizuho JGB Investment LLC, 9.87% to 06/30/08; thereafter VAR, 12/29/49 (e) (m)	1,916
7,073	Mizuho Preferred Capital Co. LLC, 8.79% to 6/30/08; thereafter VAR, 12/29/49 (e) (m)	7,380
4,810	MUFG Capital Finance 1 Ltd. (Cayman Islands), 6.35% to 07/25/16; thereafter VAR, 07/29/49 (m)	4,990
6,425	Pemex Finance Ltd. (Cayman Islands), 7.16%, 10/15/09	6,656
	Preferred Term Securities XXIV Ltd. (Cayman Islands),
2,450	FRN, 5.73%, 03/22/37 (e) (m)	2,452
2,450	FRN, 5.93%, 03/22/37 (e) (m)	2,453
3,075	Resona Preferred Global Securities Cayman Ltd., (Cayman Islands) 7.19% to 07/30/15; thereafter VAR, 12/29/49 (e) (m)	3,311
5,720	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08% to 01/25/17; thereafter VAR, 01/29/49 (e) (m)	5,787
1,250	TIAA Global Markets, Inc., FRN, 5.46%, 01/12/11 (e) (m)	1,251
1,900	TRAINS HY-1-2006, 7.55%, 05/01/16 (e) (m)	1,927
1,045	Visant Corp., 7.63%, 10/01/12 (m)	1,071
15,000	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 5.71%, 11/13/09 (e) (m)	15,009
		165,488
	Diversified Telecommunication Services — 1.9%
	AT&T, Inc.,
3,250	6.80%, 05/15/36 (m)	3,562
5,750	FRN, 5.45%, 05/15/08 (m)	5,754
4,700	BellSouth Corp., FRN, 5.46%, 08/15/08 (m)	4,704
750	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	801
1,000	Insight Midwest LP/Insight Capital, Inc., 9.75%, 10/01/09 (m)	1,017
280	Qwest Communications International, Inc., FRN, 8.86%, 02/15/09 (m)	283
590	Qwest Corp., 8.87%, 03/15/12 (m)	652
5,395	Sprint Capital Corp., 6.13%, 11/15/08 (m)	5,473
10,000	Telefonica Emisones SAU (Spain), FRN, 5.66%, 06/19/09 (m)	10,024
975	Verizon Communications, Inc., 5.35%, 02/15/11 (m)	982
	Verizon Global Funding Corp.,
1,915	4.90%, 09/15/15 (m)	1,852
2,125	5.85%, 09/15/35 (m)	2,073
1,340	7.38%, 09/01/12 (m)	1,477
55	7.75%, 12/01/30 (m)	66
		38,720
	Electric Utilities — 0.4%
	Appalachian Power Co.
1,445	6.38%, 04/01/36 (m)	1,531
925	Series L, 5.80%, 10/01/35 (m)	903
80	Florida Power & Light Co., 5.63%, 04/01/34 (m)	81
2,415	ITC Holdings Corp., 6.38%, 09/30/36 (e) (m)	2,508
2,935	Nisource Finance Corp., 5.25%, 09/15/17 (m)	2,814
110	San Diego Gas & Electric Co., 5.35%, 05/15/35 (m)	106
		7,943
	Electronic Equipment & Instruments — 0.0% (g)
715	NXP BV/NXP Funding LLC, 9.50%, 10/15/15 (e) (m)	738
	Food & Staples Retailing — 0.2%
3,140	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	3,167
	Food Products — 0.5%
20	Dole Food Co., Inc., 7.25%, 06/15/10 (m)	20
10,000	Tate & Lyle International Finance plc (United Kingdom), 5.00%, 11/15/14 (e) (m)	9,657
		9,677
	Gas Utilities — 0.2%
3,520	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e) (m)	3,527
	Health Care Equipment & Supplies — 0.0% (g)
615	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	626

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 0.2%
	HCA, Inc.,
470	9.25%, 11/15/16 (e) (m)	503
460	9.63%, 11/15/16 (e) (m)	497
2,970	WellPoint, Inc., 5.00%, 01/15/11 (m)	2,962
		3,962
	Hotels, Restaurants & Leisure — 0.0% (g)
1,190	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	1,107
	Household Durables — 0.2%
	Beazer Homes USA, Inc.,
1,025	6.50%, 11/15/13 (m)	984
200	6.88%, 07/15/15 (m)	192
1,280	Jarden Corp., 7.50%, 05/01/17 (m)	1,297
520	K. Hovnanian Enterprises, Inc., 8.63%, 01/15/17 (m)	549
780	Sealy Mattress Co., 8.25%, 06/15/14 (m)	823
		3,845
	Household Products — 0.0% (g)
1,120	Spectrum Brands, Inc., 7.38%, 02/01/15 (m)	953
	Insurance — 3.2%
1,765	American International Group, Inc., 6.25%, 05/01/36 (m)	1,912
3,190	AXA S.A. (France), 6.38% to 12/14/36; thereafter VAR, 12/14/49 (e) (m)	3,176
2,000	Genworth Financial, Inc., VAR, 6.15%, 11/15/66 (m)	2,011
	Hartford Financial Services Group, Inc.,
240	4.70%, 09/01/07 (m)	239
1,900	5.25%, 10/15/11 (m)	1,913
3,750	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	4,159
7,140	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	7,637
4,275	MetLife, Inc., 6.40%, 12/15/36 (m)	4,354
1,570	Monumental Global Funding II, 3.85%, 03/03/08 (e) (m)	1,547
3,085	Mony Group, Inc., 8.35%, 03/15/10 (m)	3,345
	Protective Life Secured Trust,
4,505	3.70%, 11/24/08 (m)	4,397
3,390	4.00%, 10/07/09 (m)	3,297
1,250	FRN, 5.44%, 01/14/08 (m)	1,251
7,500	Nationwide Life Global Funding, 5.41%, 10/09/09 (m)	7,500
4,725	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65 (m)	4,818
3,630	Stingray Pass-Through Trust (Cayman Islands), 5.90%, 01/12/15 (e) (m)	3,303
8,745	Swiss RE Capital I LP, 6.85% to 05/25/16; thereafter VAR, 05/29/49 (e) (m)	9,266
		64,125
	IT Services — 0.1%
	Iron Mountain, Inc.,
945	6.63%, 01/01/16 (m)	907
480	7.75%, 01/15/15 (m)	491
900	SunGard Data Systems, Inc., 10.25%, 08/15/15 (m)	979
		2,377
	Media — 3.1%
500	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (m)	520
455	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	477
7,775	Comcast Corp., FRN, 5.66%, 07/14/09 (m)	7,794
1,900	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	1,757
3,000	Dex Media West LLC/Dex Media Finance Co., 9.88%, 08/15/13 (m)	3,266
685	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	658
1,560	Echostar DBS Corp., 7.13%, 02/01/16 (m)	1,613
245	News America Holdings, Inc., 7.75%, 01/20/24 (m)	282
	Time Warner, Inc.,
13,365	5.50%, 11/15/11 (m)	13,516
1,430	6.50%, 11/15/36 (m)	1,484
7,550	FRN, 5.59%, 11/13/09 (m)	7,564
	Viacom, Inc.,
12,625	5.75%, 04/30/11 (m)	12,831
1,045	6.25%, 04/30/16 (m)	1,067
4,900	FRN, 5.71%, 06/16/09 (m)	4,917
4,650	Walt Disney Co., (The), FRN, 5.45%, 09/10/09 (m)	4,657
1,645	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	1,596
380	WMG Holdings Corp., SUB, 0.00%, 12/15/14 (m)	298
		64,297
	Multi-Utilities — 1.0%
	Dominion Resources, Inc.,
1,220	5.00%, 03/15/13 (m)	1,203
6,135	5.15%, 07/15/15 (m)	6,056
1,600	FRN, 5.66%, 09/28/07 (m)	1,601
2,290	Series A, 8.13%, 06/15/10 (m)	2,500
1,090	Series E, 7.20%, 09/15/14 (m)	1,215
3,975	MidAmerican Energy Holdings Co., 6.13%, 04/01/36 (m)	4,109

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — Continued
1,225	NRG Energy, Inc., 7.38%, 02/01/16 (m)	1,249
1,890	Public Service Enterprise Group, Inc., FRN, 5.74%, 09/21/08 (m)	1,892
		19,825
	Oil, Gas & Consumable Fuels — 2.3%
5,000	Anadarko Petroleum Corp., FRN, 5.76%, 09/15/09 (m)	5,010
255	Atlantic Richfield Co., 5.90%, 04/15/09 (m)	259
4,785	BP Canada Finance Co. (Canada), 3.38%, 10/31/07 (m)	4,731
960	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	946
4,700	ChevronTexaco Capital Co. (Canada), 3.50%, 09/17/07 (m)	4,659
1,175	Energy Transfer Partners LP, 6.63%, 10/15/36 (m)	1,241
	Enterprise Products Operating LP,
5,300	5.00%, 03/01/15 (m)	5,110
1,155	Series B, 6.65%, 10/15/34 (m)	1,222
4,340	Gazprom International S.A. (Russia), 7.20%, 02/01/20	4,559
3,335	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	3,433
2,925	OAO Gazprom (Russia), 9.13%, 04/25/07	2,939
3,415	ONEOK Partners LP, 5.90%, 04/01/12 (m)	3,498
6,210	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	6,241
2,995	Ras Laffan Liquefied Natural Gas Co. Ltd III (Qatar), 5.83%, 09/30/16 (e) (m)	3,040
40	Suncor Energy, Inc. (Canada), 7.15%, 02/01/32 (m)	48
		46,936
	Paper & Forest Products — 0.1%
1,200	Georgia Pacific Corp., 7.70%, 06/15/15 (m)	1,236
	Personal Products — 0.0% (g)
500	DEL Laboratories, Inc., 8.00%, 02/01/12 (m)	476
	Real Estate Investment Trusts (REITs) — 1.1%
	iStar Financial, Inc.,
10,000	5.95%, 10/15/13 (e) (m)	10,154
6,600	FRN, 5.76%, 03/03/08 (m)	6,616
5,900	WEA Finance LLC/WCI Finance LLC (Australia), 5.70%, 10/01/16 (e) (m)	6,052
		22,822
	Software — 0.2%
700	Open Solutions, Inc., 9.75%, 02/01/15 (e) (m)	723
2,405	Oracle Corp. and Ozark Holding, Inc., FRN, 5.59%, 01/13/09 (m)	2,407
635	UGS Corp., 10.00%, 06/01/12 (m)	695
		3,825
	Specialty Retail — 0.2%
3,575	Home Depot, Inc., 5.88%, 12/16/36 (m)	3,587
	Thrifts & Mortgage Finance — 2.7%
5,800	Bancaja US Debt S.A. (Spain), FRN, 5.51%, 07/10/09 (e) (m)	5,805
5,000	CAM US Finance S.A. Sociedad Unipersonal (Spain), FRN, 5.51%, 02/01/10 (e) (m)	4,999
4,500	Countrywide Financial Corp., FRN, 5.59%, 03/24/09 (m)	4,503
570	Countrywide Home Loans, Inc., 5.63%, 07/15/09 (m)	576
	Residential Capital LLC,
7,865	6.13%, 11/21/08 (m)	7,896
5,475	FRN, 5.85%, 06/09/08 (m)	5,458
2,400	FRN, 6.46%, 04/17/09 (m)	2,409
2,100	FRN, 6.66%, 11/21/08 (m)	2,116
1,250	Sovereign Bancorp, Inc., FRN, 5.65%, 03/01/09 (m)	1,253
4,000	Washington Mutual Bank, FRN, 5.45%, 05/01/09 (m)	4,002
11,000	Washington Mutual Preferred Funding, 6.53% to 03/15/11; thereafter VAR, 03/29/49 (e) (m)	11,086
5,500	Washington Mutual Preferred Funding II, 6.67% to 12/15/16; thereafter VAR, 12/31/49 (e) (m)	5,544
		55,647
	Wireless Telecommunication Services — 0.8%
5,100	America Movil S.A. de C.V. (Mexico), FRN, 5.47%, 06/27/08 (e) (m)	5,094
420	Dobson Cellular Systems, Inc., 8.38%, 11/01/11 (m)	446
530	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (e) (m)	586
1,000	iPCS, Inc., 11.50%, 05/01/12 (m)	1,105
	New Cingular Wireless Services, Inc.,
610	7.88%, 03/01/11 (m)	670
1,110	8.13%, 05/01/12 (m)	1,256
390	8.75%, 03/01/31 (m)	519
450	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14 (m)	462
5,210	Sprint Nextel Corp., 6.00%, 12/01/16 (m)	5,190
1,170	Vodafone Group plc (United Kingdom), 7.75%, 02/15/10 (m)	1,250
		16,578
	Total Corporate Bonds (Cost $852,696)	859,118

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Foreign Government Securities — 3.4%
1,875	Arab Republic of Egypt (Egypt), 4.45%, 09/15/15 (m)	1,821
	Bundesrepublik Deutschland (Germany),
EUR 780	4.00%, 01/04/37 (m)	1,015
EUR 3,545	4.75%, 07/04/34 (m)	5,176
2,660	Export-Import Bank of Korea (South Korea), 4.63%, 03/16/10 (m)	2,625
2,465	Federal Republic of Brazil (Brazil), 12.25%, 03/06/30 (m)	4,203
11,610	Government of Argentina (Argentina), FRN, 5.48%, 08/03/12 (m)	8,281
	Government of Peru (Peru),
6,640	FRN, 5.00%, 03/07/27	6,574
10,263	VAR, 5.00%, 03/07/17	10,211
2,820	Government of Ukraine (Ukraine), 6.58%, 11/21/16 (e)(m)	2,852
2,305	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24	2,720
2,000	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	2,025
2,770	Russian Federation (Russia), 12.75%, 06/24/28	5,028
	United Mexican States (Mexico),
6,860	8.00%, 09/24/22 (m)	8,352
8,550	FRN, 6.06%, 01/13/09 (m)	8,610
	Total Foreign Government Securities (Cost $67,537)	69,493
	Mortgage Pass-Through Securities — 73.4%
	Federal Home Loan Mortgage Corp., Various Pools,
429	6.00%, 02/01/11 – 04/01/11 (m)	435
188	6.00%, 01/01/35 (m)	190
71	7.00%, 12/01/25 – 02/01/26 (m)	74
159	7.50%, 10/01/26 – 02/01/27 (m)	166
133	8.00%, 04/01/26 – 07/01/26 (m)	142
1	9.75%, 11/01/08 (m)	1
23,000	TBA, 5.00%, 03/15/37	22,317
73,200	TBA, 5.50%, 03/15/37	72,628
177,010	TBA, 6.00%, 03/15/37	178,614
85,000	TBA, 6.50%, 03/15/36	86,620
	Federal National Mortgage Association, Various Pools,
1,141	4.96%, 11/01/08 (m)	1,131
7,798	6.00%, 10/01/23 – 03/01/35 (m)	7,887
2,490	6.50%, 04/01/29 – 03/01/35 (m)	2,539
88,444	7.00%, 02/01/30 – 02/01/37 (m)	90,939
1,004	7.50%, 03/01/35 – 07/01/36 (m)	1,036
1,025	8.00%, 08/01/22 – 07/01/36 (m)	1,079
—(h)	8.50%, 10/01/25 (m)	—	(h)
19,736	FRN, 5.77%, 09/01/36 (m)	19,888
22,200	TBA, 4.50%, 03/25/22	21,513
16,750	TBA, 4.50%, 03/25/36	15,803
49,965	TBA, 5.00%, 03/25/36 – 05/25/36	48,497
13,895	TBA, 5.00%, 03/25/22	13,708
37,016	TBA, 5.50%, 03/25/22	37,097
47,900	TBA, 5.50%, 03/25/37	47,511
111,800	TBA, 6.00%, 03/25/21 – 04/25/21	113,512
488,500	TBA, 6.00%, 03/25/37	492,622
146,500	TBA, 7.00%, 03/25/36	150,529
	Government National Mortgage Association Pools,
1,276	7.00%, 09/15/31 (m)	1,329
26	9.00%, 02/15/10 – 04/15/11 (m)	27
75,000	TBA, 6.00%, 03/15/37	76,125
	Total Mortgage Pass-Through Securities (Cost $1,494,922)	1,503,959
	Private Placements — 0.7%
10,429	200 East 57th St., 200 East Tenants Corp., Secured by First Mortgage Agreement on Co-op Apartment Building in New York City, 6.50%, 01/01/14 (f)(i)	10,998
722	200 East 57th St., 200 East Tenants Corp., Secured by Second Mortgage Agreement and Apartment on Co-op Apartment Building in New York City, 6.72%, 01/01/13 (f)(i)	750
2,946	81 Irving Place, Irving Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.95%, 01/01/29 (f)(i)	3,270
	Total Private Placements (Cost $14,097)	15,018
	Supranational — 0.2%
5,000	European Investment Bank, 4.88%, 02/16/16 (m) (Cost $4,994)	4,979

	U.S. Government Agency Securities — 2.4%
	Federal Home Loan Mortgage Corp.,
8,670	4.00%, 06/12/13 (m)	8,241
4,040	4.88%, 11/15/13 (m)	4,046
11,950	5.75%, 01/15/12 (m)	12,423
4,640	6.25%, 07/15/32 (m)	5,402
2,315	6.75%, 03/15/31 (m)	2,834
6,680	7.00%, 03/15/10 (m)	7,089

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
	Federal National Mortgage Association,
2,600	5.25%, 08/01/12 (m)	2,635
4,605	5.25%, 09/15/16 (m)	4,721
830	6.13%, 03/15/12 (m)	877
15	7.13%, 01/15/30 (m)	19
1,600	Tennessee Valley Authority, 6.79%, 05/23/12 (m)	1,742
	Total U.S. Government Agency Securities (Cost $50,244)	50,029
	U.S. Treasury Obligations — 0.8%
	U.S. Treasury Bonds,
1,140	4.50%, 02/15/36 (m)	1,106
350	7.25%, 05/15/16 (k) (m)	419
3,907	U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/27 (m)	3,998
90	U.S. Treasury Inflation Indexed Note, 1.63%, 01/15/15 (m)	86
	U.S. Treasury Notes,
300	3.38%, 10/15/09 (m)	291
1,220	3.50%, 02/15/10 (k) (m)	1,185
785	3.88%, 07/31/07 (k) (m)	781
1,075	3.88%, 05/15/09 (k) (m)	1,059
495	4.00%, 02/15/15 (k) (m)	477
2,795	4.13%, 08/15/08 (k) (m)	2,772
160	4.38%, 01/31/08 (k) (m)	159
1,125	4.38%, 11/15/08 (k) (m)	1,119
250	4.50%, 02/15/16 (k) (m)	249
1,320	4.88%, 08/15/09 (k) (m)	1,329
1,000	5.00%, 07/31/08 (k) (m)	1,003
	Total U.S. Treasury Obligations (Cost $16,030)	16,033

SHARES
	Preferred Stocks — 0.5%
	Insurance — 0.5%
200	Aspen Insurance Holdings Ltd (Bermuda), VAR, 7.40%, 01/01/17 (m)	5,232
5,000	Axis Capital Holdings Ltd. (Bermuda), Series B, VAR, 7.50%, 12/01/15 (m)	5,388
	Total Prefered Stocks (Cost $10,428)	10,620
	Total Long-Term Investments (Cost $3,352,428)	3,370,867

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Options Purchased — 1.6%
	Call Options Purchased — 0.4%
920	10 Year U.S. Treasury Note Futures, Expiring 05/25/07 @ $110.00, American Style	359
900	10 Year U.S. Treasury Note Futures, Expiring 05/25/07 @ $111.00, American Style	197
612	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	38
310	30 Day Federal Funds Futures, Expiring 04/30/07 @ $95.00, American Style	3
1,112	90 Day Eurodollar Futures, Expiring 03/19/07 @ $94.75, American Style	14
1,072	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.75, American Style	54

NOTIONAL AMOUNT($)
70,000	30 Year FNMA, 5.50%, TBA, Expiring 04/05/07 @ 99.79, American Style	408
102,466	U.S. Treasury Note, 4.63%, 02/15/17, Expiring 05/07/07 @ 101.61, American Style	500
	Call Options Purchased on Interest Rate Swaps:
367,210	Expiring 11/02/09. If exercised the Fund receives 4.49% and pays floating 3 month LIBOR expiring 11/04/19, European Style	5,746
	Total Call Options Purchased	7,319
	Receiver/Payer Straddles on Interest Rate Swaps — 1.0%
40,555	Expiring 03/02/07. If exercised the Fund pays/receives 5.31% and receives/pays floating 3 month LIBOR expiring 03/06/17, European Style	678
40,555	Expiring 03/13/07. If exercised the Fund pays/receives 5.33% and receives/pays floating 3 month LIBOR expiring 03/15/17, European Style	765
52,330	Expiring 03/16/07. If exercised the Fund pays/receives 5.19% and receives/pays floating 3 month LIBOR expiring 03/20/17, European Style	608
35,585	Expiring 03/23/07. If exercised the Fund pays/receives 5.20% and receives/pays floating 3 month LIBOR expiring 03/27/17, European Style	487
40,480	Expiring 03/27/07. If exercised the Fund pays/receives 5.10% and receives/pays floating 3 month LIBOR expiring 03/29/17, European Style	529
461,590	Expiring 04/10/07. If exercised the Fund pays/receives 4.88% and receives/pays floating 3 month LIBOR expiring 04/12/08, European Style	1,353
547,050	Expiring 06/01/07. If exercised the Fund pays/receives 4.74% and receives/pays floating 3 month LIBOR expiring 06/05/08, European Style	1,973

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   27

JPMorgan Bond Fund

Schedule of Portfolio Investments
As of February 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Options Purchased — Continued
	Receiver/Payer Straddles on Interest Rate Swaps — Continued
184,636	Expiring 01/03/08. If exercised the Fund pays/receives 4.89% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	949
184,636	Expiring 01/03/08. If exercised the Fund pays/receives 4.95% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	956
277,811	Expiring 01/04/08. If exercised the Fund pays/receives 4.84% and receives/pays floating 3 month LIBOR expiring 01/08/09, European Style	1,432
186,350	Expiring 01/07/08. If exercised the Fund pays/receives 4.94% and receives/pays floating 3 month LIBOR expiring 01/09/09, European Style	973
371,135	Expiring 01/22/08. If exercised the Fund pays/receives 5.12% and receives/pays floating 3 month LIBOR expiring 01/24/09, European Style	2,146
286,190	Expiring 10/02/08. If exercised the Fund pays/receives 4.46% and receives/pays floating 3 month LIBOR expiring 10/06/18, European Style	2,927
32,636	Expiring 01/03/14. If exercised the Fund pays/receives 5.42% and receives/pays floating 3 month LIBOR expiring 01/07/24, European Style	2,767
27,725	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	1,614
22,180	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	1,291
	Total Receiver/Payer Straddles on Interest Rate Swaps	21,448

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
	Put Options Purchased — 0.2%
372	30 Day Federal Funds Futures, Expiring 05/31/07 @ $94.63, American Style	4
372	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.69, American Style	4
1,447	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	30
1,044	90 Day Eurodollar Futures, Expiring 12/17/07 @ $94.75, American Style	196
485	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.00, American Style	212

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Put Options Purchased — Continued
120,000	30 Year FNMA, 5.50%, TBA, Expiring 04/05/07 @ 98.00, American Style	57
58,000	30 Year FNMA, 5.50%, TBA, Expiring 04/05/07 @ 98.92, American Style	133
	Put Options Purchased on Interest Rate Swaps:
992,765	Expiring 04/26/07. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 04/25/08, European Style	405
249,690	Expiring 05/01/07. If exercised the Fund pays 5.54% and receives floating 3 month LIBOR expiring 05/03/12, European Style	67
149,725	Expiring 05/08/07. If exercised the Fund pays 5.50% and receives floating 3 month LIBOR expiring 05/10/12, European Style	64
249,905	Expiring 05/16/07. If exercised the Fund pays 5.41% and receives floating 3 month LIBOR expiring 05/18/12, European Style	215
192,955	Expiring 06/15/07. If exercised the Fund pays 4.91% and receives floating 3 month LIBOR expiring 06/19/08, European Style	397
76,727	Expiring 02/16/10. If exercised the Fund pays 5.85% and receives floating 3 month LIBOR expiring 02/18/20, European Style	1,425
	Total Put Options Purchased	3,209
	Total Options Purchased (Cost $37,441)	31,976
PRINCIPAL AMOUNT($)
Short-Term Investments — 2.2%
	Commercial Paper — 0.4%
7,650	Barton Capital Corp., 5.28%, 03/21/07 (m) (n)	7,627
SHARES
	Investment Company — 1.8%
38,029	JPMorgan Prime Money Market Fund (b) (m)	38,029
	Total Short-Term Investments (Cost $45,656)	45,656
	Total Investments — 168.2% (Cost $3,435,525)	3,448,499
	Liabilities in Excess of Other Assets — (68.2)%	(1,398,540)
	NET ASSETS — 100.0%	$2,049,959

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
4	10 Year Japan Bond	March, 2007	$4,561	$18
18	30 Day Federal Funds	April, 2007	7,107	1
795	90 Day Eurodollar	June, 2007	188,435	9
247	U.K. Treasury Gilt	June, 2007	53,017	149
907	U.S. Treasury Bonds	June, 2007	102,434	624
279	2 Year U.S. Treasury Notes	June, 2007	57,182	127
628	5 Year U.S. Treasury Notes	June, 2007	66,539	269
46	10 Year Canada Bonds	June, 2007	4,482	35
411	10 Year U.S. Treasury Notes	June, 2007	44,632	(152)
	Short Futures Outstanding
(240)	Euro-Bund	March, 2007	(36,909)	642
(56)	90 Day Eurodollar	March, 2007	(13,253)	1
(55)	90 Day Eurodollar	June, 2007	(13,036)	(21)
(219)	U.S. Treasury Bonds	June, 2007	(24,733)	(223)
(1,264)	5 Year U.S. Treasury Notes	June, 2007	(133,925)	(246)
(793)	10 Year U.S. Treasury Notes	June, 2007	(86,115)	(608)
(53)	90 Day Eurodollar	September, 2007	(12,587)	(32)
(52)	90 Day Eurodollar	December, 2007	(12,370)	(37)
(731)	Euro-Schatz	December, 2007	(100,200)	(156)
(397)	90 Day Eurodollar	March, 2008	(94,536)	(135)
				$265

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
4,800,000	EUR	04/30/07	$6,335	$6,368	$(33)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE (USD)
$(60,100)	FNMA, TBA, 5.00%, 04/25/36	$(58,334)
(186,100)	FNMA, TBA, 5.50%, 04/25/37	(184,588)
(496,210)	FNMA, TBA, 6.00%, 04/25/37	(500,242)
(41,250)	FNMA, TBA, 6.50%, 03/25/37	(42,049)
(31,850)	FNMA, TBA, 6.50%, 04/25/37	(32,457)
(3,500)	GNMA , TBA, 6.50%, 03/15/37	(3,590)
(41,000)	FHLMC, TBA, 5.50%, 04/15/37	(40,680)
(28,600)	FHLMC, TBA, 6.00%, 04/15/36	(28,850)
	(Proceeds received $886,861)	$(890,790)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   29

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
90 Day Eurodollar Futures, American Style	$94.63	03/19/07	556	$(52)
90 Day Eurodollar Futures, American Style	96.00	09/17/07	2,144	(54)
(Premiums Received $485)				$(106)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA	$99.26	04/05/07	$140,000	$(401)
FNMA, 30 Year Fixed, 5.50%, TBA	99.75	04/05/07	120,000	(164)
FNMA, 30 Year Fixed, 5.50%, TBA	99.75	05/07/07	91,000	(205)
FNMA, 30 Year Fixed, 5.50%, TBA	99.75	05/07/07	126,000	—
FNMA, 30 Year Fixed, 5.50%, TBA	99.89	05/07/07	182,000	(337)
(Premiums Received $916)				$(1,107)

Call Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Goldman Sachs Capital Management	4.74% semi-annually	06/01/07	06/05/08	$547,050	$(88)
(Premiums Received $388)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
30 Day Federal Funds, American Style	$94.75	04/30/07	372	$(8)
30 Day Federal Funds, American Style	94.94	04/30/07	155	(116)
90 Day Eurodollar Futures, American Style	94.75	09/17/07	970	(133)
(Premiums Received $268)				$(257)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA	$97.33	04/05/07	$240,000	$(21)
FNMA, 30 Year Fixed, 5.50%, TBA	98.00	04/05/07	120,000	(57)
FNMA, 30 Year Fixed, 5.50%, TBA	98.39	04/05/07	116,000	(112)
FNMA, 30 Year Fixed, 5.50%, TBA	98.00	05/07/07	91,000	(131)
FNMA, 30 Year Fixed, 5.50%, TBA	98.00	05/07/07	126,000	—
(Premiums Received $1,306)				$(321)

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Put Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.99% semi-annually	11/02/09	11/04/19	$367,210	$(5,115)
Barclays Bank plc	5.49% semi-annually	04/02/07	04/04/12	312,115	(24)
Barclays Bank plc	5.40% semi-annually	04/26/07	04/30/08	992,765	(113)
Goldman Sachs Capital Management	5.45% semi-annually	04/05/07	04/11/12	187,315	(27)
Goldman Sachs Capital Management	5.36% semi-annually	04/16/07	04/18/12	312,355	(167)
(Premiums Received $8,656)					$(5,446)

Receiver/Payer Straddle on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc	5.96% semi-annually	10/02/08	10/06/18	$245,390	$(1,757)
Barclays Bank plc	5.19% semi-annually	01/04/12	01/06/17	93,175	(4,510)
Bear Stearns	5.24% semi-annually	01/04/10	01/06/20	29,373	(2,038)
Credit Suisse International	5.20% semi-annually	01/05/09	01/07/19	48,301	(2,791)
Credit Suisse International	5.56% semi-annually	01/24/14	01/29/24	18,483	(1,566)
Goldman Sachs Capital Management	4.73% semi-annually	12/12/07	12/14/08	553,908	(2,780)
Goldman Sachs Capital Management	5.25% semi-annually	01/25/10	01/25/10	102,062	(4,229)
Goldman Sachs Capital Management	5.23% semi-annually	12/06/13	12/10/23	55,948	(4,791)
(Premiums Received $27,139)					$(24,462)

*	The Fund would receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund would pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

****	European Style

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   31

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.26% semi-annually	3 month LIBOR quarterly	02/16/17	$14,185	$(181)
Bank of America	5.24% semi-annually	3 month LIBOR quarterly	11/04/19	195,320	(331)
Bank of America	5.47% semi-annually	3 month LIBOR quarterly	11/04/19	7,083	(126)
Barclays Bank plc	4.85% semi-annually	3 month LIBOR quarterly	12/14/08	25,978	—
Barclays Bank plc	4.96% semi-annually	3 month LIBOR quarterly	12/14/08	23,110	(22)
Barclays Bank plc	5.01% semi-annually	3 month LIBOR quarterly	12/14/08	19,387	(27)
Barclays Bank plc	5.00% semi-annually	3 month LIBOR quarterly	01/07/09	30,503	(44)
Barclays Bank plc	3 month LIBOR quarterly	4.84% semi-annually	01/08/09	13,520	(1)
Barclays Bank plc	5.03% semi-annually	3 month LIBOR quarterly	01/24/09	28,348	(51)
Barclays Bank plc	5.07% semi-annually	3 month LIBOR quarterly	11/13/11	8,915	(150)
Barclays Bank plc	3 month LIBOR quarterly	5.10% semi-annually	01/27/15	6,685	—
Barclays Bank plc	5.12% semi-annually	3 month LIBOR quarterly	03/27/17	10,675	(25)
Barclays Bank plc	5.21% semi-annually	3 month LIBOR quarterly	10/06/18	110,005	(596)
Barclays Bank plc	3 month LIBOR quarterly	5.35% semi-annually	02/18/20	25,176	195
Citibank, N.A.	5.11% semi-annually	3 month LIBOR quarterly	02/15/17	35,865	—
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/15/17	35,585	(298)
Citibank, N.A.	5.25% semi-annually	3 month LIBOR quarterly	02/16/17	5,235	(62)
Citibank, N.A.	5.19% semi-annually	3 month LIBOR quarterly	02/23/17	33,075	(234)
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/27/17	10,465	(84)
Citibank, N.A.	5.16% semi-annually	3 month LIBOR quarterly	02/28/17	13,085	(69)
Citibank, N.A.	5.10% semi-annually	3 month LIBOR quarterly	03/02/17	39,250	—
Credit Suisse International	4.77% semi-annually	3 month LIBOR quarterly	01/24/09	88,184	49
Credit Suisse International	5.40% semi-annually	3 month LIBOR quarterly	01/06/17	3,895	(21)
Credit Suisse International	5.48% semi-annually	3 month LIBOR quarterly	01/07/24	4,755	(22)
Credit Suisse International	3 month LIBOR quarterly	5.56% semi-annually	01/29/24	2,495	22
Credit Suisse International	5.41% semi-annually	3 month LIBOR quarterly	01/26/32	2,033	(49)
Deutsche Bank AG, New York	5.20% semi-annually	3 month LIBOR quarterly	02/08/10	61,200	(377)
Deutsche Bank AG, New York	5.21% semi-annually	3 month LIBOR quarterly	02/16/10	26,100	(174)
Deutsche Bank AG, New York	5.03% semi-annually	3 month LIBOR quarterly	11/15/10	6,390	(95)
Deutsche Bank AG, New York	5.30% semi-annually	3 month LIBOR quarterly	01/26/17	7,800	(121)
Deutsche Bank AG, New York	5.25% semi-annually	3 month LIBOR quarterly	02/21/17	15,760	(189)
Deutsche Bank AG, New York	5.42% semi-annually	3 month LIBOR quarterly	01/26/32	2,588	(65)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.31% semi-annually	06/05/08	265,320	564
Goldman Sachs Capital Management	5.18% semi-annually	3 month LIBOR quarterly	04/30/09	149,245	(528)
Goldman Sachs Capital Management	5.20% semi-annually	3 month LIBOR quarterly	04/30/09	180,855	(675)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.25% semi-annually	01/27/15	5,103	29
Goldman Sachs Capital Management	5.24% semi-annually	3 month LIBOR quarterly	01/24/17	24,000	(265)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.21% semi-annually	02/22/17	14,505	134
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.41% semi-annually	04/12/08	29,532	66
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.35% semi-annually	06/19/08	144,295	385
Lehman Brothers Special Financing	5.42% semi-annually	3 month LIBOR quarterly	05/21/09	7,897	(176)
Lehman Brothers Special Financing	5.02% semi-annually	3 month LIBOR quarterly	11/06/11	9,650	(137)
Lehman Brothers Special Financing	5.06% semi-annually	3 month LIBOR quarterly	11/06/13	9,600	(144)
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR quarterly	06/27/16	15,860	(840)
Lehman Brothers Special Financing (1)	3 month LIBOR quarterly	5.16% semi-annually	04/12/08	356,819	(58)
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.04% semi-annually	01/24/09	21,280	41
Merrill Lynch Capital Services	5.00% semi-annually	3 month LIBOR quarterly	01/24/09	27,432	(43)
Union Bank of Switzerland AG	5.13% semi-annually	3 month LIBOR quarterly	12/04/16	29,125	(66)
Union Bank of Switzerland AG	5.14% semi-annually	3 month LIBOR quarterly	12/04/16	22,850	(65)
Union Bank of Switzerland AG	3 month LIBOR quarterly	5.23% semi-annually	12/04/36	14,875	(7)
Union Bank of Switzerland AG	3 month LIBOR quarterly	5.26% semi-annually	12/04/36	11,830	42
					$(4,891)

(1)  Premium received of $935

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Akzo, 4.25%, 06/14/11	Citibank, N.A.	Buy	23 BPS quarterly	12/20/11	$10,000	$8
Alltel, 7.00%, 07/01/12	Morgan Stanley Capital Services	Sell	91 BPS quarterly	03/20/12	12,500	136
Alltel, 7.00%, 07/01/12	Morgan Stanley Capital Services	Buy	129 BPS quarterly	03/20/14	10,000	(138)
Autozone Inc., 5.88%, 10/15/12	Bank of America	Sell	40 BPS quarterly	03/20/12	3,990	8
Autozone Inc., 5.88%, 10/15/12	Bank of America	Buy	58 BPS quarterly	03/20/14	5,700	(16)
Barrick Gold, 4.88%, 11/15/14	Lehman Brothers Special Financing	Buy	45 BPS quarterly	09/20/16	25,000	(255)
BASF, 3.50%, 07/08/10	Union Bank of Switzerland AG	Buy	10.5 BPS quarterly	12/20/11	10,000	(4)
Burlington Northern Santa Fe, 6.75%, 07/15/11	Deutsche Bank AG, New York	Buy	38 BPS quarterly	03/20/14	3,200	6
Caterpillar, 6.55%, 05/01/11	Morgan Stanley Capital Services	Buy	16 BPS quarterly	03/20/12	4,600	(7)
Coca-Cola, 6.13%, 08/15/11	Merrill Lynch International	Buy	23 BPS quarterly	03/20/12	5,000	(12)
Countrywide Financial, 4.00%, 03/22/11	Bank of America	Sell	51 BPS quarterly	03/20/12	7,000	(41)
CSX Corp., 5.30%, 02/15/14	Citibank, N.A.	Buy	39 BPS quarterly	03/20/14	1,600	3
CSX Corp., 5.30%, 02/15/14	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	1,600	— (h)
Dow Jones CDX.HY.100 S6 0611	Lehman Brothers Special Financing (1)	Buy	345 BPS quarterly	06/20/11	17,000	(925)
Dow Jones CDX.HY.100 S6 0611.6	Goldman Sachs Capital Management (2)	Buy	345 BPS quarterly	06/20/11	10,000	(488)
Dow Jones CDX.NA.HY.7	Deutsche Bank AG, New York (3)	Buy	325 BPS quarterly	12/20/11	19,500	—
Dow Jones CDX.NA.HY.7	Goldman Sachs Capital Management (4)	Buy	325 BPS quarterly	12/20/11	6,500	—
Dow Jones CDX.NA.IG.6	Goldman Sachs Capital Management (5)	Sell	40 BPS quarterly	06/20/11	43,200	214
Dow Jones CDX.NA.IG.6	Lehman Brothers Special Financing (6)	Sell	50 BPS quarterly	06/20/13	9,600	258
Dow Jones CDX.NA.IG.6	Lehman Brothers Special Financing (7)	Sell	50 BPS quarterly	06/20/13	3,200	18
Dow Jones CDX.NA.IG.7	Deutsche Bank AG, New York (8)	Buy	40 BPS quarterly	12/20/11	96,600	—
Dow Jones CDX.NA.IG.HVOL.7, 12/20/11	Deutsche Bank AG, New York (9)	Buy	75 BPS quarterly	12/20/11	9,350	8
Gannett Co., Inc, 6.38%, 04/01/12	Bank of America	Buy	67 BPS quarterly	03/20/17	10,350	(95)
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	296.50 BPS semi-annually	10/20/10	2,850	160
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	343 BPS semi-annually	09/20/10	6,250	455
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	303.50 BPS semi-annually	10/20/10	1,540	85
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	292 BPS semi-annually	02/20/11	9,040	360
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	260 BPS semi-annually	08/20/11	3,970	102
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	259 BPS semi-annually	08/20/11	4,530	131
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	5,250	363
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	400 BPS semi-annually	10/20/10	1,600	147
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	8,240	(91)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	108.5 BPS semi-annually	12/20/11	12,510	(89)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	10,880	(108)
Government of Brazil, 12.25%, 03/06/30	Bear Stearns	Buy	103 BPS semi-annually	12/20/11	4,545	(11)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	04/20/07	9,750	112
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	300 BPS semi-annually	09/20/10	6,250	(538)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	261.50 BPS semi-annually	10/20/10	1,540	(107)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	165 BPS semi-annually	02/20/11	9,040	(255)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	140 BPS semi-annually	08/20/11	3,970	(76)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	140 BPS semi-annually	08/20/11	4,530	(99)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	4,190	71
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	4,050	67
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	5,250	(433)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	335 BPS semi-annually	10/20/10	1,600	(158)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	9,090	(67)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   33

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	$9,705	$(67)
Government of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	185 BPS quarterly	06/20/11	4,085	132
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	185 BPS quarterly	06/20/11	10,070	361
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	205 BPS quarterly	06/20/11	5,055	222
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	176.5 BPS quarterly	09/20/11	5,050	154
Government of Indonesia, 6.75%, 03/10/14	Morgan Stanley Capital Services	Sell	127 BPS quarterly	12/20/11	4,270	11
Government of Philippines, 10.63%, 03/16/25	Citibank, N.A.	Buy	199 BPS quarterly	06/20/11	4,085	(151)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	199 BPS quarterly	06/20/11	10,070	(397)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	221 BPS quarterly	06/20/11	5,055	(244)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	190 BPS quarterly	09/20/11	5,050	(173)
Government of Philippines, 10.63%, 03/16/25	Morgan Stanley Capital Services	Buy	132 BPS quarterly	12/20/11	4,270	(15)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	137.5 BPS semi-annually	02/20/12	21,855	(108)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	145 BPS semi-annually	02/20/12	18,525	(2)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	189 BPS semi-annually	10/20/11	3,600	98
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	175 BPS semi-annually	10/20/11	6,550	178
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	190 BPS semi-annually	07/20/10	11,000	303
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	170 BPS semi-annually	08/20/10	8,500	164
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	176 BPS semi-annually	09/20/10	7,000	197
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	203 BPS semi-annually	08/20/11	12,700	332
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	162 BPS semi-annually	11/20/11	7,540	98
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	184 BPS semi-annually	08/20/10	7,250	181
Government of Ukraine, 7.65%, 06/11/13	Lehman Brothers Special Financing	Sell	169 BPS semi-annually	11/20/11	1,500	26
Hanover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS quarterly	12/20/11	20,000	(12)
ICICI Bank Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	8,000	—
iStar Financial, Inc., 6.00%, 12/15/10	Credit Suisse International	Buy	49 BPS quarterly	12/20/13	10,000	35
Kaupthing Bunadarbanki HF, 5.55%, 12/01/09	Deutsche Bank AG, New York	Buy	52 BPS quarterly	12/20/11	10,000	(102)
Kaupthing Bunadarbanki HF, 5.55%, 12/01/09	Morgan Stanley Capital Services	Sell	31 BPS quarterly	12/20/07	17,200	43
Kinder Morgan, 6.50%, 09/01/12	Lehman Brothers Special Financing	Sell	118 BPS quarterly	03/20/12	12,700	215
Kinder Morgan, 6.50%, 09/01/12	Lehman Brothers Special Financing	Buy	159 BPS quarterly	03/20/14	10,000	(231)
Kroger Co., 5.50%, 02/01/13	Lehman Brothers Special Financing	Sell	38 BPS quarterly	03/20/12	3,750	(5)
Kroger Co., 5.50%, 02/01/13	Lehman Brothers Special Financing	Buy	58 BPS quarterly	03/20/14	5,300	4
Landsbanki Island, 3.70%, 10/19/10	Morgan Stanley International	Sell	45 BPS quarterly	09/20/07	6,800	20
Linde AG Loan Facility, Tranche B	Morgan Stanley Capital Services	Sell	25 BPS quarterly	03/20/08	GBP 412	(1)
Munich Re Finance, BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	Buy	7 BPS quarterly	12/20/11	$10,000	(3)
Munich Re Finance, BV, 6.75%, 12/21/23	Morgan Stanley Capital Services	Buy	7 BPS quarterly	12/20/11	10,000	(3)
Nordstrom, 6.95%, 03/14/28	Goldman Sachs Capital Management	Buy	30 BPS quarterly	03/20/14	7,700	(35)
Norfolk, 7.70%, 05/15/17	Deutsche Bank AG, New York	Buy	39 BPS quarterly	03/20/14	3,200	4
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	116.50 BPS semi-annually	05/20/10	15,000	(349)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	125 BPS semi-annually	06/20/10	11,000	(278)
Republic of Peru, 8.75%, 11/21/33	Bear Stearns	Buy	123 BPS semi-annually	09/20/11	2,500	45
RESCAP, 6.50%, 04/17/13	Deutsche Bank AG, New York	Sell	143 BPS quarterly	03/20/12	5,000	66
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	1,875	1
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	18,385	6
Russian Federation, 5.00%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	1,875	(1)
Russian Federation, 5.50%, 03/30/31	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	19,410	9
Russian Federation, 5.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	18,180	12
Russian Federation, 5.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	18,385	— (h)
Russian Federation, 5.00%, 03/31/30	Bear Stearns	Sell	45.5 BPS semi-annually	12/20/11	9,090	(11)

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Russian Federation, 5.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	$21,760	$70
Russian Federation, 5.50%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	25,020	63
Russian Federation, 5.50%, 03/31/30	Morgan Stanley Capital Services	Buy	50 BPS semi-annually	11/20/11	7,540	(18)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	75 BPS semi-annually	08/20/10	8,500	(92)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	64 BPS semi-annually	09/20/10	7,000	(70)
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	119 BPS semi-annually	04/20/10	10,000	277
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	105 BPS semi-annually	06/20/10	8,000	174
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	104 BPS semi-annually	06/20/10	10,000	215
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	6,000	119
Russian Federation, 5.00%, 03/31/30	Lehman Brothers Special Financing	Sell	54 BPS semi-annually	03/20/11	25,500	160
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Sell	140 BPS semi-annually	04/20/10	9,000	310
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	90 BPS semi-annually	07/20/10	11,000	(178)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	53 BPS semi-annually	08/20/11	12,700	(32)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	90 BPS semi-annually	08/20/10	7,250	(118)
Sara Lee, 6.13%, 11/01/32	Goldman Sachs Capital Management	Buy	81 BPS quarterly	03/20/17	5,550	(14)
Solvay, 4.63%, 6/27/18	Union Bank of Switzerland AG	Buy	16.5 BPS quarterly	12/20/11	10,000	(4)
Southwest Airlines, 6.50%, 03/01/12	Lehman Brothers Special Financing	Buy	30 BPS quarterly	09/20/13	3,400	22
Talisman Energy, Inc., 7.25%, 10/15/27	Morgan Stanley Capital Services	Buy	40 BPS quarterly	12/20/11	5,800	26
Tate & Lyle, 6.50%, 06/28/12	Lehman Brothers Special Financing	Buy	42 BPS quarterly	12/20/14	10,000	77
Thales Sa, 4.38%, 07/22/11	Morgan Stanley Capital Services	Buy	18 BPS quarterly	12/20/11	10,000	(23)
Transocean, Inc., 7.38%, 04/15/18	Goldman Sachs Capital Management	Buy	31 BPS quarterly	03/20/12	6,900	(29)
Union Pacific Corp., 6.13%, 01/15/12	Citibank, N.A.	Buy	39 BPS quarterly	03/20/14	1,600	3
Union Pacific Corp., 6.13%, 01/15/12	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	1,600	— (h)
United Mexican States, 7.50%, 04/08/33	Lehman Brothers Special Financing	Buy	53 BPS semi-annually	03/20/11	25,500	(175)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	108 BPS semi-annually	04/20/10	10,000	(252)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	106 BPS semi-annually	06/20/10	8,000	(187)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	105 BPS semi-annually	06/20/10	10,000	(230)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	6,000	(116)
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	112 BPS semi-annually	04/20/10	9,000	(244)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	100 BPS semi-annually	05/20/10	15,000	338
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	105 BPS semi-annually	06/20/10	11,000	259
Viacom, 5.75%, 04/30/11	Morgan Stanley Capital Services	Buy	45 BPS quarterly	06/20/11	10,000	(74)
VTB Capital SA for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS quarterly	03/20/08	9,550	—
						$(315)

(1)Premium received of $612

(2)Premium received of $277

(3)Premium received of $759

(4)Premium received of $265

(5)Premium paid of $251

(6)Premium paid of $43

(7)Premium paid of $15

(8)Premium received of $343

(9)Premium paid of $24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   35

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America (2)	FHLMC, 5.00%, 02/16/17	$99.71	03/20/07	$14,185	$123
Barclays Bank plc (2)	U.S. Treasury Note, 4.63%, 11/15/16	99.12	03/22/07	90,000	1,199
Citibank, N.A. (1)	FNMA, 30 Year, 5.00%, TBA	96.05	04/05/07	106,000	(1,038)
Citibank, N.A. (1)	FNMA, 30 Year, 6.00%, TBA	100.59	04/05/07	509,100	(1,246)
Citibank, N.A. (2)	FNMA, 30 Year, 5.50%, TBA	98.38	03/06/07	198,000	1,638
Citibank, N.A. (2)	FNMA, 30 Year, 6.00%, TBA	100.50	03/06/07	57,500	206
Citibank, N.A. (2)	FNMA, 30 Year, 6.50%, TBA	101.81	03/06/07	215,000	285
Citibank, N.A. (2)	U.S. Treasury Note, 4.63%, 02/15/17	99.46	03/14/07	35,140	402
Citibank, N.A. (2)	U.S. Treasury Note, 4.63%, 02/15/17	100.41	03/14/07	34,968	—
Citibank, N.A. (2)	FNMA, 30 Year, 5.00%, TBA	96.03	04/05/07	76,000	762
Deutsche Bank AG, New York (1)	FHLMC, 30 Year, 6.00%, TBA	100.44	03/06/07	45,000	(211)
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 5.50%, TBA	98.78	03/06/07	240,400	(1,013)
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 5.50%, TBA	98.93	03/06/07	340,000	(929)
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 5.00%, TBA	96.48	04/05/07	64,000	(356)
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 6.00%, TBA	100.63	04/05/07	358,900	(767)
Deutsche Bank AG, New York (2)	FHLMC, 30 Year, 5.00%, TBA	96.05	03/06/07	64,000	619
Deutsche Bank AG, New York (2)	FHLMC, 30 Year, 5.50%, TBA	98.59	03/06/07	31,650	200
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.50%, TBA	98.50	03/06/07	3,500	25
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.00%, TBA	100.38	03/06/07	45,000	218
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.00%, TBA	100.70	03/06/07	170,000	272
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.00%, TBA	100.50	03/06/07	7,000	25
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.50%, TBA	101.72	03/06/07	28,750	65
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.50%, TBA	101.66	03/06/07	119,500	345
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 7.00%, TBA	102.47	03/06/07	184,500	547
Deutsche Bank AG, New York (2)	U.S. Treasury Note, 4.50%, 09/30/11	98.60	03/15/07	120,000	1,456
Deutsche Bank AG, New York (2)	FHLMC, 4.50%, 01/15/14	97.41	03/20/07	10,495	64
Deutsche Bank AG, New York (2)	FHLMC, 5.75%, 06/27/16	103.69	03/29/07	15,860	189
Deutsche Bank AG, New York (2)	FNMA, 6.63%, 11/15/10	105.38	03/29/07	6,000	39
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.00%, TBA	96.06	04/05/07	227,900	2,213
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.00%, TBA	96.06	04/05/07	97,050	943
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.00%, TBA	97.14	04/05/07	170,000	—
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.59	03/06/07	203,500	(1,239)
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.78	03/06/07	300,000	(1,265)
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.94	03/06/07	120,000	(318)
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.75	04/05/07	23,915	(106)
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 6.00%, TBA	100.59	04/05/07	338,000	(827)
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 5.00%, TBA	96.47	03/06/07	150,000	820
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 6.00%, TBA	100.69	03/06/07	77,000	132
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 6.50% , TBA	101.81	03/06/07	324,600	431
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 6.50%, TBA	101.80	03/06/07	50,000	74
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 7.00%, TBA	102.41	03/06/07	22,000	79
Lehman Brothers Special Financing (2)	FHLMC, 5.25%, 05/21/09	100.31	03/15/07	7,897	45
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 5.00%, TBA	96.03	04/05/07	398,000	3,989
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 5.50%, TBA	98.91	03/06/07	69,000	(205)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 5.50%, TBA	98.95	03/06/07	138,000	(355)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 6.50%, TBA	101.71	03/06/07	15,000	(34)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 5.50%, TBA	98.91	04/05/07	479,000	(1,384)

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 6.00%, TBA	$100.59	04/05/07	$138,000	$(338)
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 6.00%, TBA	100.09	03/06/07	274,000	2,117
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 6.00%, TBA	100.69	03/06/07	138,000	237
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 6.00%, TBA	100.70	03/06/07	69,000	113
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 7.00%, TBA	102.40	03/06/07	20,000	73
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 5.00%, TBA	96.01	04/05/07	274,000	2,810
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 5.00%, TBA	97.08	04/05/07	175,000	—
Union Bank of Switzerland AG (1)	FNMA, 30 Year, 6.00%, TBA	100.63	04/05/07	334,000	(714)
Union Bank of Switzerland AG (2)	FNMA, 30 Year, 5.50%, TBA	98.72	03/06/07	222,000	1,074
Union Bank of Switzerland AG (2)	FNMA, 30 Year, 6.50%, TBA	101.72	03/06/07	167,000	378
Union Bank of Switzerland AG (2)	FNMA, 30 Year, 5.00%, TBA	96.04	04/05/07	112,935	1,123
					$12,985

(1)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(2)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Forward Rate Agreements

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.18% semi-annually	09/19/07	$2,614,360	$—
Merrill Lynch Capital Services	4.66% semi-annually	3 month LIBOR quarterly	09/17/08	1,642,700	—
					$—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   37

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.8%
	Corporate Bonds — 32.3%
	Brazil — 3.3%
BRL 1,730	Citibank N.A., Brazilian Real Notes, 15.00%, 07/02/10 (e)	914
$3,600	Morgan Stanley & Co., Inc., 12.15%, 01/05/22 (linked to Republic of Brazil Government Bond, 12.15%, 01/05/22) (e) (m)	3,571
		4,485
	Dominican Republic — 0.7%
1,030	Citigroup Funding, Inc., Zero Coupon, 10/08/07 (linked to Dominican Republic Government Bond, Zero Coupon, 10/05/07) (e) (m)	951
	Egypt — 1.4%
1,845	Citigroup Funding, Inc., Zero Coupon, 10/02/07 (linked to Egypt Treasury Bill 0.00%, 10/02/07) (e) (m)	1,936
	Indonesia — 4.3%
1,602	Citigroup Funding, Inc., VAR, 0.00%, 08/20/18 (linked to Republic of Indonesia Government Bond, 11.60%, 08/15/18) (e) (m)	1,558
2,970	Deutsche Bank Financial, Inc., 15.00%, 07/20/18 (linked to Indonesia Government Bond, 15.00%, 07/15/18)	4,300
		5,858
	Kazakhstan — 2.4%
3,330	Citigroup Funding, Inc., VAR, 0.00%, 02/16/08 (linked to Republic of Kazakhstan Government bond, 6.00%, 02/09/08) (e) (m)	3,330
	Mexico — 2.1%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15	1,832
$1,065	Pemex Project Funding Master Trust, Regulation S, 5.75%, 12/15/15	1,060
		2,892
	Peru — 1.3%
1,460	IIRSA Norte Finance Ltd., Regulation S, 8.75%, 05/30/24	1,723
	Russia — 12.2%
1,590	Gaz Capital for Gazprom (Luxembourg), 6.21%, 11/22/16 (e)	1,589
1,400	Gaz Capital S.A. (Luxembourg), 8.63%, 04/28/34 (e)	1,789
4,626	Gazprom International S.A. (Luxembourg), Regulation S, 7.20%, 02/01/20	4,859
3,721	Gazstream S.A. (Luxembourg), 5.63%, 07/22/13 (e)	3,707
720	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.18%, 05/16/13 (e)	752
2,210	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 03/05/14 (e)	2,198
	VTB Capital SA for Vneshtorgbank,
260	FRN, 8.26%, 07/30/07 (m)	263
1,600	Regulation S, 6.25%, 06/30/35	1,630
		16,787
	Turkey — 2.5%
	Credit Suisse, Nassau Branch (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11)
TRL 3,630	14.00%, 01/19/11	2,289
1,845	14.00%, 01/19/11	1,163
		3,452
	Ukraine — 2.1%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine,
$320	6.80%, 10/04/12	314
2,345	7.65%, 09/07/11	2,405
195	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.75%, 09/23/09	200
		2,919
	Total Corporate Bonds (Cost $43,623)	44,333
	Foreign Government Securities — 61.5%
	Argentina — 12.0%
ARS 11,961	Central Bank of Argentina, VAR, 0.00%, 02/04/18 (m)	5,732
$750	Province of Buenos Aires, 9.38%, 09/14/18	767
	Republic of Argentina,
6,383	11.83%, 01/20/10 (m)	2,145
ARS 4,698	VAR, 0.00%, 12/31/33 (m)	2,228
ARS 43,114	VAR, 0.00%, 12/15/35 (m)	1,536
EUR 6,430	VAR, 0.00%, 12/15/35	1,059
$8,914	Zero Coupon, 01/06/10 (m)	3,004
		16,471
	Barbados — 0.3%
390	Government of Barbados, 6.63%, 12/05/35 (e) (m)	401
	Brazil — 11.3%
300	Banco Nacional de Desenvolvimento Economico e Social, Regulation S, VAR, 5.17%, 06/16/08	296
	Federal Republic of Brazil,
2,400	7.13%, 01/20/37	2,604
1,600	8.75%, 02/04/25	2,016
800	8.88%, 10/14/19	992
5,695	12.25%, 03/06/30 (m)	9,710
		15,618

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chile — 2.9%
3,650	Government of Chile, 7.13%, 01/11/12	3,959
	Columbia — 4.5%
	Republic of Colombia,
1,075	7.38%, 01/27/17	1,159
460	7.38%, 09/18/37	491
1,500	10.75%, 01/15/13	1,856
COP 5,065,000	12.00%, 10/22/15	2,700
		6,206
	Costa Rica — 2.2%
$2,313	Republic of Costa Rica, Regulation S, 9.99%, 08/01/20	3,053
	Dominican Republic — 1.8%
	Government of Dominican Republic,
190	8.63%, 04/20/27 (e)	220
1,739	9.04%, 01/23/18 (e)	2,007
161	Regulation S, 9.04%, 01/23/18	186
51	Regulation S, 9.50%, 09/27/11	54
		2,467
	El Salvador — 1.6%
	Republic of El Salvador,
675	7.63%, 09/21/34 (e)	763
480	7.65%, 06/15/35 (e)	545
735	8.25%, 04/10/32 (e) (m)	882
		2,190
	Guatemala — 2.3%
2,665	Republic of Guatemala, 8.13%, 10/06/34	3,115
	Iraq — 0.6%
1,250	Republic of Iraq, 5.80%, 01/15/28 (e)	813
	Mexico — 6.6%
	United Mexican States,
850	6.38%, 01/16/13	892
900	7.50%, 01/14/12	984
MXN 12,496	8.00%, 12/24/08 (m)	1,126
$2,875	8.30%, 08/15/31	3,690
MXN 23,000	10.00%, 12/05/24 (m)	2,427
		9,119
	Panama — 0.9%
	Republic of Panama,
$897	7.25%, 03/15/15	969
25	8.88%, 09/30/27	32
33	9.38%, 07/23/12	38
155	9.38%, 04/01/29	207
		1,246
	Peru — 2.8%
	Republic of Peru,
570	7.35%, 07/21/25	640
3,209	VAR, 5.00%, 03/07/17	3,193
		3,833
	Russia — 4.5%
3,380	Russian Federation, Regulation S, 12.75%, 06/24/28	6,135
	Turkey — 1.4%
	Republic of Turkey,
1,295	7.38%, 02/05/25	1,319
620	8.00%, 02/14/34	667
		1,986
	Ukraine — 0.4%
	Government of Ukraine,
390	6.58%, 11/21/16 (e)	394
105	Regulation S, 7.65%, 06/11/13	113
		507
	Uruguay — 2.3%
	Republic of Uruguay,
UYU 50,960	5.00%, 09/14/18 (m)	2,334
$465	7.50%, 03/15/15	498
240	9.25%, 05/17/17	293
		3,125
	Venezuela — 3.1%
	Republic of Venezuela,
2,291	10.75%, 09/19/13	2,784
1,020	13.63%, 08/15/18	1,499
		4,283
	Total Foreign Government Securities (Cost $79,894)	84,527
	U.S. Treasury Obligations — 3.0%
	United States — 3.0%
	U.S. Treasury Notes,
4,000	4.63%, 02/15/17 (k) (m)	4,023
155	4.88%, 04/30/08 (k) (m)	155
	Total U.S. Treasury Obligations (Cost $4,167)	4,178
SHARES
	Warrants — 0.0% (g)
1	Republic of Venezuela, expires 04/15/20 (a) (Cost $0)	45
	Total Long-Term Investments (Cost $127,684)	133,083
Short-Term Investment — 3.0%
	Investment Company — 3.0%
4,151	JPMorgan Prime Money Market Fund (b) (m) (Cost $4,151)	4,151
	Total Investments — 99.8% (Cost $131,835)	137,234
	Other Assets in Excess of Liabilities — 0.2%	244
	NET ASSETS — 100.0%	$137,478

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   39

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
30	2 Year U.S. Treasury Notes	June, 2007	$6,149	$18
194	10 Year U.S. Treasury Notes	June, 2007	21,067	150
	Short Futures Outstanding
(31)	5 Year U.S. Treasury Notes	June, 2007	(3,285)	(19)
(54)	U.S. Treasury Bonds	June, 2007	(6,099)	(41)
				$108

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
900,000	EUR	03/30/07	$1,164	$1,194	$(30)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY /SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Dow Jones CDX.EM.6	Deutsche Bank AG, New York (1)	Sell	140 BPS semi-annually	12/20/11	$5,600	$62
Gazprom International S.A., 7.20%, 02/01/20	Lehman Brothers Special Financing	Buy	112 BPS semi-annually	04/20/11	5,180	(96)
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	296.5 BPS semi-annually	10/20/10	160	9
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	343 BPS semi-annually	09/20/10	350	25
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	303.5 BPS semi-annually	10/20/10	750	42
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	295 BPS semi-annually	03/20/11	840	45
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	400	28
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	550	(6)
Government of Brazil, 12.25%, 03/06/30	Bear Stearns	Buy	103 BPS semi-annually	12/20/11	300	(1)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	04/20/07	300	4
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	108.5 BPS semi-annually	12/20/11	790	(6)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	300 BPS semi-annually	09/20/10	350	(30)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	261.5 BPS semi-annually	10/20/10	750	(53)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	142 BPS semi-annually	03/20/11	840	(22)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	280	5
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	270	4
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	680	(7)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	600	(4)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	635	(4)
Government of Brazil, 12.25%, 03/6/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	400	(33)
Government of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	185 BPS quarterly	06/20/11	300	10
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	185 BPS quarterly	06/20/11	730	26
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	205 BPS quarterly	06/20/11	365	16
Government of Indonesia, 6.75%, 03/10/14	Morgan Stanley Capital Services	Sell	127 BPS quarterly	12/20/11	400	1
Government of Philippines, 10.63%, 03/16/25	Citibank, N.A.	Buy	199 BPS quarterly	06/20/11	300	(11)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	199 BPS quarterly	06/20/11	730	(29)

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY /SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	221 BPS quarterly	06/20/11	$365	$(17)
Government of Philippines, 10.63%, 03/16/25	Morgan Stanley Capital Services	Buy	132 BPS quarterly	12/20/11	400	(1)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	175 BPS semi-annually	10/20/11	3,030	82
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	189 BPS semi-annually	10/20/11	1,670	46
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	190 BPS semi-annually	07/20/10	500	14
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	170 BPS semi-annually	08/20/10	750	14
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	176 BPS semi-annually	09/20/10	400	11
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	203 BPS semi-annually	08/20/11	660	17
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	162 BPS semi-annually	11/20/11	740	10
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	184 BPS semi-annually	08/20/10	300	7
Pemex 9.50%, 09/15/27	Citibank, N.A.	Buy	125 BPS semi-annually	06/20/10	1,000	(25)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	63 BPS semi-annually	05/20/11	1,600	10
Republic of Poland, 5.25%, 01/15/14	Lehman Brothers Special Financing	Buy	20.4 BPS semi-annually	05/20/11	1,600	7
Russian AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	120	— (h)
Russian AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	1,190	— (h)
Russian Federation, 5.00%, 03/31/30	Bear Stearns	Sell	45.5 BPS semi-annually	12/20/11	600	(1)
Russian Federation, 5.00%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	120	— (h)
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	77 BPS semi-annually	08/20/10	70	1
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	1,580	4
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	1,360	4
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	90 BPS semi-annually	07/20/10	500	(8)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Sell	101 BPS semi-annually	07/20/10	2,000	39
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	75 BPS semi-annually	08/20/10	750	(8)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	64 BPS semi-annually	09/20/10	400	(4)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	53 BPS semi-annually	08/20/11	660	(2)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	50 BPS semi-annually	11/20/11	740	(2)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	1,190	— (h)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	90 BPS semi-annually	08/20/10	300	(5)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	1,200	1
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	1,270	1
Russian Standard Bank, 7.80%, 09/28/2007	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	06/15/07	3,200	14
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	81 BPS semi-annually	08/20/10	70	(1)
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	96 BPS semi-annually	07/20/10	2,000	(40)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	105 BPS semi-annually	06/20/10	1,000	24
VTB Capital Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	1,360	— (h)
VTB Capital Vneshtorgbank, 7.50%, 10/12/11	Lehman Brothers Special Financing	Sell	109 BPS semi-annually	04/20/11	5,180	88
						$255

(1)	Premium paid of $69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   41

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands except number of contracts)

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A.	National Bank of Republic of Kazakhstan, 03/05/07	Total Return on National Bank of Republic of Kazakhstan,03/05/07	1 Month Libor	03/05/07	$390	$3
Morgan Stanley Capital Services	OGK/Rushydro’s, 12/13/13	Total Return on OGK/ Rushydro’s, 12/13/13	3 Month Libor + 20 BPS	12/25/10	2,400	41
Morgan Stanley Capital Services	Red Arrow International Leasing, Public Limited Company, 8.38%, 06/30/12	3 Month Libor + 40 BPS	Total Return on Red Arrow International Leasing, Public Limited Company, 8.38%, 06/30/12	06/30/12	1,530	120
						$164

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.4%
	Asset-Backed Securities — 25.3%
949	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.82%, 02/15/12 (e) (m)	952
	Ameriquest Mortgage Securities, Inc.,
550	Series 2004-R11, Class M1, FRN, 5.98%, 11/25/34 (m)	552
500	Series 2005-R2, Class M2, FRN, 5.80%, 04/25/35 (m)	502
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, FRN, 5.76%, 12/25/34 (m)	402
1,400	Arkle Master Issuer plc (United Kingdom), Series 2006-1A, Class 3A, FRN, 5.41%, 08/17/11 (e) (m)	1,400
600	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.55%, 11/15/11 (m)	600
350	Bear Stearns Asset Backed Securities, Inc., Series 2005-HE3, Class M1, FRN, 5.75%, 03/25/35 (m)	352
1,650	Capital One Multi-Asset Execution Trust, Series 2003-A, FRN, 6.57%, 12/15/10 (i)	1,668
400	Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A3, FRN, 5.50%, 02/25/35 (m)	400
36	CARSS Finance LP (Cayman Islands), Series 2004-A, Class B1, FRN, 5.60%, 01/15/11 (e) (m)	36
	Citibank Credit Card Issuance Trust,
2,400	Series 2004-B1, Class B1, FRN, 5.54%, 05/20/11 (m)	2,408
800	Series 2006-C4, Class C4, FRN, 5.54%, 01/09/12 (m)	800
	Citigroup Mortgage Loan Trust, Inc.,
879	Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33 (m)	883
1,050	Series 2005-OPT4, Class M2, FRN, 5.75%, 07/25/35 (m)	1,054
1,200	Series 2006-WFH2, Class A2A, FRN 5.47%, 08/25/36 (m)	1,200
900	Series 2006-WMC1, Class A2C, FRN, 5.52%, 12/25/35 (m)	901
	Countrywide Asset-Backed Certificates,
170	Series 2004-6, Class 2A4, FRN, 5.77%, 11/25/34 (m)	171
817	Series 2004-BC1, Class M1, FRN, 5.82%, 02/25/34 (m)	818
200	Series 2005-BC1, Class M1, FRN, 5.73%, 05/25/35 (m)	200
200	Series 2005-BC1, Class M2, FRN, 5.76%, 05/25/35 (m)	200
928	Countrywide Home Equity Loan Trust, Series 2003-C, Class A, FRN, 5.59%, 05/15/29 (m)	929
779	Fifth Third Home Equity Loan Trust, Series 2003-1, Class A, FRN, 5.57%, 09/20/23	781
2,500	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13, Class A2C, FRN, 5.48%, 10/25/36	2,500
712	Fleet Home Equity Trust, Series 2003-1, Class A, FRN, 5.57%, 01/20/33	713
400	GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2B, FRN, 5.47%, 08/25/36	400
950	GMAC Mortgage Corp. Loan Trust, Series 2004-HE4, Class A2, FRN, 5.51%, 03/25/35	951
70	Hasco NIM Trust, Series 2006-OP2A, Class A, 5.86%, 01/25/36 (e)	70
800	HSI Asset Securitization Corp. Trust, Series 2006-OPT3, Class 3A3, FRN, 5.50%, 02/25/36	801
2,300	Holmes Master Issuer plc (United Kingdom), Series 2006-1A, Class 2A, FRN, 5.42%, 07/15/21 (e)	2,300
	Long Beach Mortgage Loan Trust,
2,050	Series 2003-4, Class M1, FRN, 6.00%, 08/25/33	2,056
3,700	Series 2006-7, Class 2A3, FRN, 5.48%, 08/25/36	3,691
2,300	Series 2006-10, Class 2A3, FRN, 5.48%, 11/25/36	2,301
119	MASTR Asset Backed Securities Trust, Series 2006-CI14, Class N1, 6.00%, 07/26/35 (e)	119
	Morgan Stanley ABS Capital I,
150	Series 2005-HE2, Class M3, FRN, 5.80%, 01/25/35	151
100	Series 2005-HE2, Class M4, FRN, 5.95%, 01/25/35	101
713	Nomura Asset Acceptance Corp., Series 2006-WF1, Class A1, FRN, 5.42%, 06/25/36	713
550	New Century Home Equity Loan Trust, Series 2004-3, Class M1, FRN, 5.94%, 11/25/34	552
	Option One Mortgage Loan Trust,
98	Series 2002-1, Class A, FRN, 5.90%, 02/25/32	98
300	Series 2005-2, Class M1, FRN, 5.76%, 05/25/35	301
550	Park Place Securities, Inc., Series 2004-WHQ2, Class M2, FRN, 5.95%, 02/25/35	553

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   43

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
2,400	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, FRN, 5.50%, 01/25/36	2,403
350	Residential Asset Securities Corp., Series 2005-KS11, Class M2, FRN, 5.74%, 12/25/35	351
248	Residential Funding Mortgage Securities II, Series 2003-HS4, Class AIB, FRN, 5.58%, 01/25/29	248
	Securitized Asset Backed Receivables LLC Trust,
500	Series 2005-OP1, Class M2, FRN, 5.77%, 01/25/35	502
1,700	Series 2006-OP1, Class A2B, FRN, 5.52%, 10/25/35	1,702
2,000	Series 2006-WM3, Class A2, FRN, 5.48%, 10/25/36	2,000
805	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, FRN, 5.54%, 06/25/34	806
1,800	Wells Fargo Home Equity Trust, Series 2006-3, Class A2, FRN, 5.47%, 01/25/37	1,800
1,000	William Street Funding Corp., Series 2005-1, Class A, FRN, 5.63%, 01/23/11 (e)	1,000
	Total Asset-Backed Securities (Cost $46,378)	46,392
	Collateralized Mortgage Obligations — 21.7%
	Agency CMO — 3.3%
	Federal Home Loan Mortgage Corp.,
2,375	Series 2638, Class KI, IO, 5.00%, 11/15/27	207
2,736	Series 2645, Class SB, IF, IO, 1.78%, 07/15/27	140
1,087	Series 2686, Class FL, FRN, 5.72%, 03/15/28	1,090
1,073	Series 2827, Class AS, IF, IO, 1.78%, 06/15/22	50
1,799	Series 2928, Class IN, IO, 5.00%, 10/15/24	129
1,517	Series 2975, IO, 5.50%, 06/15/26	131
	Federal National Mortgage Association,
271	Series 2002-36, Class FS, FRN, 5.82%, 06/25/32	273
403	Series 2002-36, Class FT, FRN, 5.82%, 06/25/32	407
5,000	Series 2002-81, Class SJ, IF, IO, 2.18%, 04/25/32	426
846	Series 2002-121, Class FC, FRN, 5.72%, 02/25/28	850
2,257	Series 2005-51, Class KI, IO, 5.50%, 01/25/25	171
1,591	Series 2005-63, Class PK, IO, 5.50%, 10/25/24	115
2,047	Series 2006-115, Class BF, FRN, 5.56%, 12/25/36	2,053
		6,042
	Non-Agency CMO — 18.4%
	Adjustable Rate Mortgage Trust,
404	Series 2004-5, Class 7A2, FRN, 5.70%, 04/25/35 (m)	404
666	Series 2005-1 Class 5A2, FRN, 5.65%, 05/25/35 (m)	667
407	Series 2005-8, Class 7A2, FRN, 5.60%, 11/25/35 (m)	408
498	Series 2005-11, Class 5A1, FRN, 5.59%, 02/25/36 (m)	499
689	Series 2006-3, Class 4A11, FRN, 5.50%, 08/25/36 (m)	689
766	American Home Mortgage Assets, Series 2006-2, Class 2A1, FRN, 5.51%, 09/25/46 (m)	767
1,389	Banc of America Funding Corp., Series 2007-A, Class 2A1, FRN, 5.48%, 02/20/47 (m)	1,388
1,037	Countrywide Alternative Loan Trust, Series 2006-OA21, Class, A1, FRN, 5.51%, 03/20/47 (m)	1,038
39	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-31, Class A3, 5.75%, 01/25/33 (m)	39
794	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, FRN, 5.65%, 08/19/45 (m)	797
1,488	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 5.67%, 01/25/35 (e)	1,494
	Harborview Mortgage Loan Trust,
505	Series 2005-3, Class 2A1A, FRN, 5.56%, 06/19/35	507
1,202	Series 2005-8, Class 1A2A, FRN, 5.65%, 09/19/35	1,206
353	Series 2005-10, Class 2A1A, FRN, 5.63%, 11/19/35	354
1,029	Series 2005-15, Class 2A11, FRN, 5.59%, 10/20/45	1,032
1,242	Series 2006-14, Class 2A1A, FRN, 5.47%, 03/19/38	1,242
900	Series 2007-1, Class 2A1A, FRN, 5.46%, 03/19/37	904
	Indymac Index Mortgage Loan Trust,
885	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34	889
268	Series 2004-AR8, Class 2A1, FRN, 5.73%, 11/25/34	269
1,905	Series 2006-AR35, Class 2A1A, FRN, 5.49%, 01/25/37	1,905
1,486	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36	1,492

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Lehman XS Trust,
760	Series 2005-2, Class 1A1, FRN, 5.60%, 08/25/35	762
1,053	Series 2005-7N, Class 1A1A, FRN, 5.59%, 12/25/35	1,058
1,724	Series 2006-2N, Class 1A1, FRN, 5.58%, 02/25/46	1,727
200	Permanent Financing plc (United Kingdom), Series 4, Class 2A, FRN, 5.43%, 03/10/09	200
905	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, FRN, 5.50%, 11/25/36	904
1,231	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, FRN, 5.64%, 10/25/35	1,235
	Thornburg Mortgage Securities Trust,
638	Series 2003-2, Class A1, FRN, 5.66%, 04/25/43	638
1,478	Series 2004-3, Class A, FRN, 5.69%, 09/25/34	1,482
3,516	Series 2006-6, Class A1, FRN, 5.43%, 12/25/36	3,512
1,809	Wamu Alternative Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1A, FRN, 5.57%, 02/25/36	1,815
	Washington Mutual, Inc.,
1,054	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45	1,057
1,224	Series 2005-AR13, Class A1A1, FRN, 5.61%, 10/25/45	1,226
		33,606
	Total Collateralized Mortgage Obligations (Cost $39,580)	39,648
	Commercial Mortgage-Backed Securities — 2.4%
685	CalSTRS Trust, Series 2002-C6, Class A1, FRN, 5.62%, 11/20/12 (e) (m)	686
500	CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A3, 6.39%, 08/15/36 (m)	524
500	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.38%, 03/10/39	502
	LB-UBS Commercial Mortgage Trust,
1,450	Series 2003-C5, Class A2, 3.48%, 07/15/27	1,417
750	Series 2007-C1, Class A2, 5.32%, 02/15/40	753
431	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 5.44%, 09/15/21 (e)	432
	Total Commercial Mortgage-Backed Securities (Cost $4,327)	4,314
	Corporate Bonds — 47.7%
	Automobiles — 0.5%
825	DaimlerChrysler N.A. Holding Corp., FRN, 5.79%, 03/13/09 (m)	828
	Beverages — 0.7%
1,300	Diageo Finance BV (Netherlands), FRN, 5.48%, 03/30/09 (m)	1,302
	Capital Markets — 10.5%
	Credit Suisse USA, Inc.,
1,000	FRN, 5.44%, 11/20/09 (m)	1,000
3,000	FRN, 5.60%, 01/15/10 (m)	3,014
2,800	Goldman Sachs Group, Inc., (The), FRN, 5.44%, 11/16/09	2,801
3,300	Lehman Brothers Holdings, Inc., FRN, 5.46%, 11/16/09	3,301
2,100	Links Finance LLC, FRN, 5.61%, 09/15/08 (e) (i)	2,102
3,900	Merrill Lynch & Co., Inc., FRN, 5.58%, 02/05/10	3,914
3,000	Morgan Stanley, FRN, 5.64%, 01/15/10	3,016
		19,148
	Commercial Banks — 10.1%
3,050	BAC Capital Trust XIII, 5.76% to 03/15/12; thereafter FRN, 12/31/49 (m)	3,054
1,200	Banco Santander Chile S.A. (Chile), FRN, 5.70%, 12/09/09 (e) (m)	1,212
400	Barclays Bank plc (United Kingdom), FRN, 5.76%, 04/10/12	400
3,200	Deutsche Bank AG (New York), FRN, 5.59%, 05/15/07 (m)	3,202
1,450	DnB NORBank ASA (Norway), FRN, 5.43%, 10/13/09 (e) (m)	1,450
1,600	Glitnir Banki HF (Iceland), FRN, 5.52%, 10/15/08 (e)	1,597
400	ICICI Bank Ltd. (India), FRN, 5.90%, 01/12/10 (e)	404
1,300	ING Bank NV (Netherlands), FRN, 5.61%, 10/14/14	1,301
400	Islandsbanki HF (Iceland) FRN, 5.48%, 02/22/08 (e) (m)	400
600	Landsbanki Islands HF (Iceland), FRN, 6.06%, 08/25/09 (e)	604
	National Australia Bank Ltd. (Australia),
700	FRN, 5.71%, 08/29/13	702
1,600	FRN, 5.86%, 03/12/13	1,605
1,000	VAR, 5.67%, 06/23/14	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   45

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
	VTB Capital S.A. for Vneshtorgbank (Luxembourg),
1,000	FRN, 5.96%, 08/01/08 (e)	1,001
650	FRN, 6.12%, 09/21/07 (e) (m)	651
		18,586
	Consumer Finance — 8.9%
1,400	Aiful Corp. (Japan), 6.00%, 12/12/11 (e) (m)	1,419
2,000	American Express Co., FRN, 5.48%, 06/05/08 (m)	2,003
3,500	American Honda Finance Corp., FRN, 5.41%, 11/20/09 (e) (m)	3,499
1,000	Capital One Financial Corp., FRN, 5.63%, 09/10/09 (m)	1,003
500	Ford Motor Credit Co., FRN 6.32%, 03/21/07	500
	HSBC Finance Corp.,
1,000	FRN, 5.42%, 10/21/09	1,000
2,900	FRN, 5.64%, 11/16/09	2,918
1,000	International Lease Finance Corp., FRN, 5.76%, 01/15/10	1,009
2,900	SLM Corp., FRN, 5.50%, 07/27/09	2,903
		16,254
	Diversified Financial Services — 5.7%
	Counts Trust,
1,400	Series 2002-10, FRN, 6.14%, 08/15/07 (e) (i)	1,404
1,400	Series 2002-11, FRN, 6.19%, 08/15/07 (e) (i)	1,404
1,500	K2 (USA) LLC, FRN, 5.37%, 02/15/09 (i)	1,500
500	Meridian Funding Co. LLC, FRN, 5.59%, 07/21/11 (e)	501
1,700	RACERS, Series 2005-16, Class C, FRN, 5.36%, 09/20/07 (e) (i)	1,700
1,700	Sigma Finance Corp. (Cayman Islands), FRN, 5.43%, 09/15/08 (e) (i)	1,700
1,000	Sigma Finance, Inc., VAR, 5.43%, 02/19/10 (e)	1,000
550	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 5.71%, 11/13/09 (e)	550
600	ZFS Finance USA Trust III, FRN, 6.51%, 12/15/65 (e)	611
		10,370
	Diversified Telecommunication Services — 0.3%
600	Telefonica Emisiones SAU (Spain), FRN, 5.67%, 06/19/09	601
	Electric Utilities — 1.2%
900	Appalachian Power Co., FRN, 5.69%, 06/29/07 (m)	900
500	Pepco Holdings, Inc., FRN, 5.99%, 06/01/10	501
850	PSEG Funding Trust I, 5.38%, 11/16/07 (m)	850
		2,251
	Food Products — 0.5%
1,000	Tate & Lyle International Finance plc (United Kingdom), 5.00%, 11/15/14 (e)	966
	Insurance — 0.2%
400	Aleutian Investments LLC, FRN, 5.53%, 05/20/14 (e) (m)	400
	Media — 1.4%
500	Comcast Corp., FRN, 5.66%, 07/14/09 (m)	501
500	COX Communications, Inc., FRN, 5.91%, 12/14/07 (m)	502
1,400	Time Warner, Inc., FRN, 5.59%, 11/13/09	1,402
200	Viacom, Inc., FRN, 5.71%, 06/16/09	201
		2,606
	Multi-Utilities — 0.8%
	Dominion Resources, Inc.,
700	FRN, 5.54%, 11/14/08	701
750	FRN, 5.66%, 09/28/07 (m)	750
		1,451
	Oil, Gas & Consumable Fuels — 0.5%
	Anadarko Petroleum Corp.,
350	FRN, 5.76%, 09/15/09 (m)	351
	Pemex Project Funding Master Trust,
400	FRN, 6.66%, 06/15/10 (e)	411
150	FRN, 7.16%, 10/15/09 (e)	155
		917
	Real Estate Investment Trusts (REITs) — 0.6%
	iStar Financial, Inc.,
650	FRN, 5.70%, 09/15/09 (e)	651
425	FRN, 5.91%, 03/16/09	428
		1,079
	Specialty Retail — 0.2%
350	Home Depot, Inc., FRN, 5.49%, 12/16/09	350
	Software — 0.8%
1,400	Oracle Corp. and Ozark Holding, Inc., FRN, 5.59%, 01/13/09	1,401
	Thrifts & Mortgage Finance — 4.6%
2,900	CAM U.S. Finance S.A. Sociedad Unipersonal (Spain), FRN, 5.51%, 02/01/10 (e) (m)	2,899
	Countrywide Financial Corp.,
1,210	FRN, 5.59%, 03/24/09 (m)	1,211
950	FRN, 5.64%, 12/19/08 (m)	952
	Residential Capital LLC,
400	FRN, 5.85%, 06/09/08	399
600	FRN, 6.46%, 04/17/09	602
300	Sovereign Bancorp, Inc., FRN, 5.65%, 03/01/09	301

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
950	Washington Mutual Bank, FRN, 5.45%, 11/06/09	951
1,150	Washington Mutual, Inc., FRN, 5.50%, 08/24/09	1,150
		8,465
	Wireless Telecommunication Services — 0.2%
400	America Movil S.A. de C.V. (Mexico), FRN, 5.47%, 06/27/08 (e) (m)	399
	Total Corporate Bonds (Cost $87,290)	87,374
	Foreign Government Securities — 0.3%
500	United Mexican States (Mexico), FRN, 6.06%, 01/13/09 (Cost $503)	504
	Mortgage Pass-Through Securities — 2.6%
4,658	Federal National Mortgage Association Pool, 7.00%, 09/01/35 – 10/01/36 (Cost $4,775)	4,792
	Municipal Bond — 0.1%
	North Carolina — 0.1%
200	Wake Forest University, VAR, 5.32%, 07/01/17 (Cost $200)	200
	U.S. Treasury Obligation — 0.3%
600	U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/17 (Cost $606)	611
	Total Long-Term Investments (Cost $183,659)	183,835

NUMBER OF CONTRACTS
Option Purchased — 0.0% (g)
	Call Option Purchased — 0.0% (g)
25	90 Day Eurodollar Futures, Expiring 04/13/07 @ $94.88, American Style (Cost $3)	3

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 0.1%
	Investment Company — 0.0% (g)
26	JPMorgan Prime Money Market Fund (b) (m) (Cost $26)	26

PRINCIPAL AMOUNT($)
	U.S. Treasury Securities — 0.1%
	U.S. Treasury Bill,
145	4.88%, 03/08/07 (k) (m) (n)	145
20	5.06%, 05/24/07 (k) (m) (n)	19
	Total U.S. Treasury Securities Cost ($164)	164
	Total Short-Term Investments (Cost $190)	190
	Total Investments — 100.5% (Cost $183,852)	184,028
	Liabilities in Excess of Other Assets — (0.5)%	(926)
	NET ASSETS — 100.0%	$183,102

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   47

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
74	Eurodollar	March, 2007	$17,513	$(9)
	Short Futures Outstanding
(12)	Eurodollar	March, 2007	(2,840)	9
(61)	2 Year U.S. Treasury Notes	June, 2007	(12,502)	(12)
(119)	5 Year U.S. Treasury Notes	June, 2007	(12,608)	(64)
(8)	10 Year U.S. Treasury Notes	June, 2007	(869)	(5)
(12)	Eurodollar	June, 2007	(2,844)	9
(2)	Eurodollar	September, 2007	(475)	(1)
(12)	Eurodollar	December, 2007	(2,855)	(4)
(12)	Eurodollar	March, 2008	(2,858)	(7)
				$(84)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch & Co., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	7.5 BPS quarterly	06/20/07	$1,000	$—	(h)
Morgan Stanley, 6.60%, 04/01/12	Deutsche Bank AG, New York	Sell	8 BPS quarterly	06/20/07	1,000	—	(h)
Bear Stearns Cos., 7.63%, 12/07/09	Deutsche Bank AG, New York	Sell	8 BPS quarterly	06/20/07	1,000	—	(h)
Goldman Sachs Group, Inc., 6.60%, 01/15/12	Deutsche Bank AG, New York	Sell	7.5 BPS quarterly	06/20/07	1,000	—	(h)
Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	Bear Stearns Credit Products	Sell	8 BPS quarterly	06/20/07	1,000	—	(h)
Merrill Lynch & Co., Inc., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	9.5 BPS quarterly	12/20/07	1,000	—	(h)
Montpelier Re Holdings, Ltd., 6.13%, 08/15/13	Deutsche Bank AG, New York	Sell	40 BPS quarterly	12/20/07	1,800	1
ICICI Bank, Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	700	—	(h)
Tate & Lyle Global, 6.50%, 06/28/12	Lehman Brothers Special Financing	Buy	42 BPS semi-annually	12/20/14	1,000	8
Aiful Corp., 4.45%, 02/16/10	Morgan Stanley Capital Services	Buy	52.5 BPS quarterly	12/20/11	1,400	(2)
Wells Fargo & Co., 5.56%, 10/28/15	Royal Bank of Scotland	Sell	2.5 BPS quarterly	12/20/07	6,000	—	(h)
						$7

Interest Rate Swaps

	Rate Type (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.30% semi-annually	3 month LIBOR quarterly	01/26/17	$800	$(12)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.31% semi-annually	01/31/09	26,000	129
Merrill Lynch Capital Services	5.12% semi-annually	3 month LIBOR quarterly	02/23/12	1,330	(8)
					$109

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing (1)	U.S. 5 Year Treasury Note, American Style	$100.29	03/29/07	$25,350	$(29)

(1)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 110.1%
	Asset-Backed Securities — 3.3%
1,000	GSAMP Trust, Series 2005-WMC2, Class A2B, FRN, 5.58%, 11/25/35 (m)	1,001
1,000	Residential Asset Securities Corp, Series 2005-KS10, Class 1A2, FRN, 5.57%, 11/25/35 (m)	1,001
250	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M2, FRN, 5.87%, 12/25/35 (m)	253
	Total Asset-Backed Securities (Cost $2,250)	2,255
	Collateralized Mortgage Obligations — 5.6%
	Non-Agency CMO — 5.6%
	Adjustable Rate Mortgage Trust,
319	Series 2005-12, Class 5A1, FRN, 5.57%, 03/25/36 (m)	320
689	Series 2006-3, Class 4A11, FRN, 5.50%, 08/25/36 (m)	688
538	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A, FRN, 5.61%, 10/19/45 (m)	540
	Harborview Mortgage Loan Trust,
487	Series 2005-8, Class 1A2A, FRN, 5.65%, 09/19/35 (m)	489
564	Series 2005-11, Class 2A1A, FRN, 5.63%, 08/19/45 (m)	565
221	Series 2006-8, Class 2A1A, FRN, 5.51%, 08/21/46 (m)	221
533	Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A, FRN, 5.63%, 10/25/36 (m)	534
475	Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1, FRN, 5.51%, 04/25/46 (m)	475
	Total Collateralized Mortgage Obligations (Cost $3,827)	3,832
	Corporate Bonds — 2.1%
	Capital Markets — 0.7%
500	Merrill Lynch & Co., Inc., FRN, 5.45%, 10/27/08 (m)	500
	Commercial Banks — 1.0%
465	HBOS Treasury Services plc (United Kingdom), 5.25%, 02/21/17 (e)	472
200	VTB Capital S.A. for Vneshtorgbank (Luxembourg), FRN, 6.11%, 09/21/07 (m)	200
		672
	Diversified Telecommunication Services — 0.4%
250	AT&T, Inc., FRN, 5.57%, 11/14/08 (m)	251
	Total Corporate Bonds (Cost $1,420)	1,423
	Foreign Government Securities — 0.8%
MXN 6,200	United Mexican States, Series MI10, 8.00%, 12/19/13 (Cost $577)	557
	Mortgage Pass-Through Securities — 12.4%
	Federal National Mortgage Association, Various Pools,
$650	TBA, 5.00%, 05/25/36	631
7,850	TBA, 6.00%, 03/25/37	7,916
	Total Mortgage Pass-Through Securities (Cost $8,482)	8,547
	U.S. Treasury Obligations — 85.9%
	U.S. Treasury Inflation Indexed Bonds,
971	2.00%, 01/15/26 (m)	936
4,620	2.38%, 01/15/25 (m)	4,710
1,526	2.38%, 01/15/27 (m)	1,561
571	3.88%, 04/15/29 (m)	736
	U.S. Treasury Inflation Indexed Notes,
4,570	0.88%, 04/15/10 (m)	4,397
3,974	1.63%, 01/15/15 (m)	3,811
7,807	1.88%, 07/15/13 (m)	7,686
5,748	1.88%, 07/15/15 (m)	5,618
2,883	2.00%, 01/15/14 (m)	2,851
4,901	2.00%, 07/15/14 (m)	4,845
2,557	2.00%, 01/15/16	2,520
4,575	2.38%, 04/15/11	4,619
1,130	2.38%, 01/15/17	1,150
465	2.50%, 07/15/16	478
4,517	3.00%, 07/15/12 (k) (m)	4,723
2,307	3.50%, 01/15/11 (m)	2,430
3,778	3.88%, 01/15/09 (m)	3,906
1,781	4.25%, 01/15/10 (m)	1,890
	Total U.S. Treasury Obligations (Cost $58,800)	58,867
	Total Long-Term Investments (Cost $75,356)	75,481

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   49

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Options Purchased — 2.0%
	Call Options Purchased — 0.5%
29	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	2
14	30 Day Federal Funds Futures, Expiring 04/30/07 @ $95.00, American Style	—	(h)
40	90 Day Eurodollar Futures, Expiring 03/19/07 @ $94.75, American Style	1
6	90 Day Eurodollar Futures, Expiring 04/13/07 @ $94.88, American Style	1
16	90 Day Eurodollar Futures, Expiring 06/18/07 @ $94.75, American Style	5
24	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.00, American Style	10
51	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.75, American Style	3
37	90 Day Sterling Futures, Expiring 03/21/07 @ $94.75, American Style	—
8	90 Day Sterling Futures, Expiring 06/20/07 @ $94.75, American Style	—
6	90 Day Sterling Futures, Expiring 06/20/07 @ $94.88, American Style	—
8	90 Day Sterling Futures, Expiring 09/19/07 @ $94.25, American Style	3
34	90 Day Sterling Futures, Expiring 09/19/07 @ $94.38, American Style	7
8	90 Day Sterling Futures, Expiring 09/19/07 @ $94.63, American Style	—	(h)
18	90 Day Sterling Futures, Expiring 12/19/07 @ $94.38, American Style	6
10,000	EUR Call/PLN Put Futures, Expiring 09/07/07 @ 1 EUR to 4.25 PLN, Vanilla, European Style	—	(h)
103,457	EUR Call/USD Put Futures, Expiring 05/10/07 @ 1 EUR to 1.32 USD, One Touch, European Style	3
12,674	EUR Call/USD Put Futures, Expiring 06/25/07 @ 1 EUR to 1 USD, One Touch, European Style	—
39,119	USD Call/JPY Put Futures, Expiring 10/04/07 @ 1 USD to 117 JPY, Vanilla, European Style	1
		42
NOTIONAL AMOUNT($)
	Call Options Purchased on Interest Rate Swaps:
EUR 600	Expiring 2/27/09. If exercised the Fund receives 4.33% and pays floating 6 month EURIBOR expiring 03/03/39, European Style	34
$12,685	Expiring 11/02/09. If exercised the Fund receives 4.49% and pays floating 3 month LIBOR expiring 11/04/19, European Style	198
EUR 500	Expiring 10/24/11. If exercised the Fund receives 4.25% and pays floating 6 month EURIBOR expiring 10/26/16, European Style	12

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Call Options Purchased — Continued
EUR 900	Expiring 02/27/12. If exercised the Fund receives 4.31% and pays floating 6 month EURIBOR expiring 02/28/17, European Style	21
EUR 438	Expiring 07/11/16. If exercised the Fund receives 4.85% and pays floating 6 month EURIBOR expiring 07/13/36, European Style	21
		286
	Total Call Options Purchased	328
	Receiver/Payer Straddles on Interest Rate Swaps — 1.3%
$1,015	Expiring 03/02/07. If exercised the Fund pays/receives 5.31% and receives/pays floating 3 month LIBOR expiring 03/06/17, European Style	17
1,015	Expiring 03/13/07. If exercised the Fund pays/receives 5.33% and receives/pays floating 3 month LIBOR expiring 03/15/17, European Style	19
1,260	Expiring 03/16/07. If exercised the Fund pays/receives 5.19% and receives/pays floating 3 month LIBOR expiring 03/20/17, European Style	15
1,005	Expiring 03/23/07. If exercised the Fund pays/receives 5.20% and receives/pays floating 3 month LIBOR expiring 03/27/17, European Style	14
995	Expiring 03/27/07. If exercised the Fund pays/receives 5.10% and receives/pays floating 3 month LIBOR expiring 03/29/17, European Style	13
19,540	Expiring 04/10/07. If exercised the Fund pays/receives 4.88% and receives/pays floating 3 month LIBOR expiring 04/12/08, European Style	57
27,315	Expiring 04/26/07. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 04/25/08, European Style	11
6,240	Expiring 05/01/07. If exercised the Fund 5.54% and receives floating 3 month LIBOR expiring 05/03/12, European Style	2
3,740	Expiring 05/08/07. If exercised the Fund pays 5.50% and receives floating 3 month LIBOR expiring 05/10/12, European Style	2
6,205	Expiring 05/16/07. If exercised the Fund pays 5.41% and receives floating 3 month LIBOR expiring 05/18/12, European Style	5
13,425	Expiring 06/01/07. If exercised the Fund pays/receives 4.74% and receives/pays floating 3 month LIBOR expiring 06/05/08, European Style	48

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Options Purchased — Continued
	Receiver/Payer Straddles on Interest Rate Swaps — Continued
4,695	Expiring 06/15/07. If exercised the Fund pays 4.91% and receives floating 3 month LIBOR expiring 06/19/08, European Style	10
7,816	Expiring 01/03/08. If exercised the Fund pays/receives 4.89% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	40
7,816	Expiring 01/03/08. If exercised the Fund pays/receives 4.95% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	40
11,536	Expiring 01/04/08. If exercised the Fund pays/receives 4.84% and receives/pays floating 3 month LIBOR expiring 01/08/09, European Style	59
7,440	Expiring 01/07/08. If exercised the Fund pays/receives 4.94% and receives/pays floating 3 month LIBOR expiring 01/09/09, European Style	39
15,595	Expiring 01/22/08. If exercised the Fund pays/receives 5.12% and receives/pays floating 3 month LIBOR expiring 01/24/09, European Style	90
13,495	Expiring 10/02/08. If exercised the Fund pays/receives 4.46% and receives/pays floating 3 month LIBOR expiring 10/06/18, European Style	138
2,969	Expiring 02/16/10. If exercised the Fund pays 5.85% and receives floating 3 month LIBOR expiring 02/18/20, European Style	55
1,309	Expiring 01/03/14. If exercised the Fund pays/receives 5.42% and receives/pays floating 3 month LIBOR expiring 01/07/24, European Style	111
925	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	54
1,155	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	67
	Total Receiver/Payer Straddles on Interest Rate Swaps	906

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)

	Put Options Purchased — 0.2%
5	2 Year U.S. Treasury Note Futures, Expiring 03/23/07 @ $101.50, American Style	1
3	3 Month Euro-bund Futures, Expiring 05/24/07 @ $113.00, American Style	—	(h)
1	3 Month EURO EURIBOR Futures, Expiring 03/19/07 @ $96.00, American Style	—
18	3 Month EURO EURIBOR Futures, Expiring 03/19/07 @ $96.13, American Style	2
11	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.69, American Style	—	(h)
60	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	1
11	30 Day Federal Funds Futures, Expiring 05/31/07 @ $94.63, American Style	1
12	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.00, American Style	5
25	90 Day Eurodollar Futures, Expiring 12/17/07 @ $94.75, American Style	5
18	90 Day Sterling Futures, Expiring 06/20/07 @ $94.00, American Style	1
103,457	EUR Put/USD Call, Expiring 05/10/07 @ 1 EUR to 1.29 USD, Vanilla, European Style	—	(h)
95,904	NZD Put/JPY Call, Expiring 01/21/08 @ 1 NZD to 75 JPY, Vanilla, European Style	2
36,671	NZD Put/MXN Call, Expiring 01/03/08 @ 1 NZD to 6.9 MXN, Vanilla, European Style	—	(h)
130,657	USD Put/JPY Call, Expiring 12/28/07 @ 1 USD to 110 JPY, KnockOut 122.00, European Style	1
39,119	USD Put/JPY Call, Expiring 10/04/07 @ 1 USD to 108 JPY, Vanilla, European Style	—	(h)
6,574	NZD Put/MXN Call, Expiring 12/28/07 @ 1 NZD to 6.0 MXN, One Touch, European Style	—	(h)
55,760	AUD Call/USD Put, Expiring 03/05/07 @ 1 AUD to 0.8 USD, Vanilla, European Style	—	(h)
		19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   51

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Options Purchased — Continued
	Put Options Purchased — Continued
	Put Options Purchased on Interest Rate Swaps:
EUR 600	Expiring 2/27/09. If exercised the Fund receives 4.33% and pays floating 6 month EURIBOR expiring 03/03/39, European Style	34
EUR 500	Expiring 10/24/11. If exercised the Fund pays 4.25% and receives floating 6 month EURIBOR expiring 10/26/16, European Style	11
EUR 900	Expiring 02/27/12. If exercised the Fund pays 4.31% and receives floating 6 month EURIBOR expiring 02/28/17, European Style	21
EUR 438	Expiring 07/11/16. If exercised the Fund pays 4.85% and receives floating 6 month EURIBOR expiring 07/13/16, European Style	42
		108
	Total Put Options Purchased	127
	Total Options Purchased (Cost $1,558)	1,361

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.3%
	Investment Company — 2.1%
1,434	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,434)	1,434
PRINCIPAL AMOUNT($)
	U.S. Treasury Security — 0.2%
140	U.S. Treasury Bill, 5.08%, 08/09/07 (k) (m) (n) (Cost $137)	137
	Total Short-Term Investments (Cost $1,571)	1,571
	Total Investments — 114.4% (Cost $78,485)	78,413
	Liabilities in Excess of Other Assets — (14.4)%	(9,890)
	NET ASSETS — 100.0%	$68,523

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
4	Euro-Bobl	March, 2007	$577	$2
12	Euro-Bund	March, 2007	1,845	15
11	Euro-EURIBOR 3 Month	March, 2007	3,497	— (h)
2	10 Year Canada Bonds	March, 2007	196	3
1	10 Year Japan Bonds	March, 2007	1,140	5
1	2 Year U.S. Treasury Notes	June, 2007	205	1
1	5 Year U.S. Treasury Notes	June, 2007	106	1
3	10 Year Canada Bonds	June, 2007	292	2
13	10 Year U.S. Treasury Notes	June, 2007	1,412	(4)
11	Canada Bankers Acceptance	June, 2007	2,251	2
19	Eurodollar	June, 2007	4,503	— (h)
4	U.K. Treasury Gilt	June, 2007	859	3
8	90 Day Australia Bank Bill	September, 2007	5,900	6
16	90 Day Sterling LIBOR	December, 2007	3,706	6
	Short Futures Outstanding
(54)	Euro-Schatz	March, 2007	(7,402)	(9)
(8)	90 Day Australia Treasury Bill	March, 2007	(1,410)	— (h)
(3)	90 Day Sterling LIBOR	March, 2007	(695)	(1)
(4)	Euro Swiss Franc 3 Month LIFFE	June, 2007	(800)	— (h)
(10)	Eurodollar	June, 2007	(2,370)	(4)
(38)	2 Year U.S. Treasury Notes	June, 2007	(7,788)	(16)
(58)	5 Year U.S. Treasury Notes	June, 2007	(6,145)	(16)
(30)	10 Year U.S. Treasury Notes	June, 2007	(3,258)	(16)
(13)	90 Day Sterling LIBOR	June, 2007	(3,010)	(5)
				$(25)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
77,178	AUD for
70,233	CAD	05/14/07	$60	$61	#	$1
42,821	AUD for
41,496	CHF	05/14/07	34	34	#	—	(h)
5,138	AUD for
5,813	NZD	03/20/07	4	4	#	—	(h)
82,471	AUD for
92,739	NZD	05/14/07	65	65	#	—	(h)
797,135	AUD	05/14/07	618	627		9
77,956	CAD for
86,010	AUD	05/14/07	68	67	#	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   53

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
78,378	CAD for
50,613	EUR	05/14/07	$67	$67	#	$—	(h)
39,705	CAD for
4,023,168	JPY	05/14/07	34	34	#	—	(h)
157,042	CAD for
830,105	NOK	05/14/07	136	135	#	(1)
33,331	CAD	03/20/07	28	29		1
149,989	CAD	05/14/07	127	129		2
171,519	CHF for
178,938	AUD	05/14/07	141	142	#	1
41,302	CHF for
39,643	CAD	05/14/07	34	34	#	—	(h)
1,012,712	CHF for
626,549	EUR	05/14/07	832	836	#	4
163,720	CHF for
68,007	GBP	05/14/07	134	135	#	1
341,823	CHF for
33,190,820	JPY	05/14/07	283	282	#	(1)
1,355,503	CHF	05/14/07	1,103	1,119		16
204,893	EUR for
343,959	AUD	05/14/07	270	272	#	2
610,451	EUR for
986,967	CHF	05/14/07	815	810	#	(5)
5,246	EUR for
3,517	GBP	03/20/07	7	7	#	—	(h)
102,431	EUR for
69,053	GBP	05/14/07	136	136	#	—	(h)
102,932	EUR for
16,128,606	JPY	05/14/07	138	137	#	(1)
103,236	EUR for
837,247	NOK	05/14/07	137	137	#	—	(h)
154,893	EUR for
1,415,840	SEK	05/14/07	203	206	#	3
64,669	EUR	03/20/07	85	86		1
1,166,216	EUR	05/14/07	1,525	1,548		23
3,260	GBP for
7,338	CAD	03/20/07	6	6	#	—	(h)
68,866	GBP for
156,726	CAD	05/14/07	134	135	#	1
106,228	GBP for
256,096	CHF	05/14/07	211	209	#	(2)
50,731	GBP for
2,126,000	CZK	05/14/07	100	100	#	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
19,116	GBP for
28,545	EUR	03/20/07	$38	$38	#	$—	(h)
85,476	GBP for
127,888	EUR	05/14/07	170	168	#	(2)
20,672	GBP for
4,843,306	JPY	05/14/07	41	41	#	—	(h)
15,000	GBP	03/20/07	29	29		—	(h)
340,919	GBP	05/14/07	664	670		6
3,075,362	JPY for
30,184	CAD	05/14/07	26	26	#	—	(h)
20,672,230	JPY for
214,164	CHF	05/14/07	177	176	#	(1)
2,132,615	JPY for
13,757	EUR	03/20/07	18	18	#	—	(h)
16,128,316	JPY for
103,356	EUR	05/14/07	137	138	#	1
8,058,295	JPY for
98,000	NZD	05/14/07	68	69	#	1
405,362	JPY for
23,918	SEK	03/20/07	4	3	#	(1)
2,184,086	JPY	03/20/07	18	18		—	(h)
90,348,875	JPY	05/14/07	758	770		12
6,891,550	MXN	03/20/07	624	617		(7)
2,298,892	NOK	05/14/07	371	376		5
20,724	NZD for
10,996	EUR	03/20/07	15	15	#	—	(h)
98,088	NZD for
7,953,766	JPY	05/14/07	68	69	#	1
293,191	NZD	05/14/07	199	205		6
550,000	PLN	03/20/07	192	186		(6)
2,827,620	SEK for
305,694	EUR	05/14/07	406	406	#	—	(h)
937,197	SEK for
834,369	NOK	05/14/07	136	135	#	(1)
31,046	SEK	03/20/07	5	4		(1)
715,582	SEK	05/14/07	103	103		—	(h)
			$11,802	$11,869		$67

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   55

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
38,248	AUD	03/20/07	$30	$30	$— (h)
238,689	AUD	05/14/07	187	188	(1)
50,827	CAD	03/20/07	44	43	1
545,892	CAD	05/14/07	466	468	(2)
40,000	CHF	03/20/07	33	33	— (h)
2,416,801	CHF	05/14/07	1,950	1,996	(46)
82,023	EUR	03/20/07	108	109	(1)
1,136,433	EUR	05/14/07	1,493	1,508	(15)
43,605	GBP	03/20/07	85	86	(1)
230,551	GBP	05/14/07	451	453	(2)
6,340,119	JPY	03/20/07	53	54	(1)
142,600,998	JPY	05/14/07	1,190	1,216	(26)
6,640,795	MXN	03/20/07	615	594	21
14,934	NZD	03/20/07	10	11	(1)
93,543	NZD	05/14/07	64	65	(1)
			$6,779	$6,854	$(75)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 02/28/07 of the currency being sold and the value at 02/28/07 is the U.S. Dollar market value of the currency being purchased.

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE (USD)
$ (700)	FNMA, TBA, 5.00%, 04/30/36	$(679)
(2,250)	FNMA, TBA, 5.50%, 03/30/37	(2,232)
(7,850)	FNMA, TBA, 6.00%, 04/30/37	(7,914)
	(Proceeds received $10,781)	$(10,825)

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
90 Day Eurodollar Future, American Style	$94.63	03/19/07	20	$(2)
90 Day Eurodollar Future, American Style	95.13	06/18/07	16	(1)
90 Day Eurodollar Future, American Style	95.50	09/17/07	48	(6)
90 Day Eurodollar Future, American Style	96.00	09/17/07	54	(1)
90 Day Sterling Future, American Style	94.50	09/19/07	16	(2)
90 Day Sterling Future, American Style	94.88	03/21/07	29	—
90 Day Sterling Future, American Style	95.13	06/20/07	14	—
Canada 3 Month Bankers, American Style	95.63	03/19/07	6	(1)
EUR Call/PLN Put, Vanilla, European Style	4.60	09/07/07	10,000	— (h)
(Premiums Received $19)				$(13)

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Call Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Goldman Sachs Capital Management	4.74% semi-annually (1)	06/01/07	06/05/08	$13,425	$(2)
Morgan Stanley Capital Services	4.50% semi-annually (2)	02/22/12	02/24/22	EUR 500	(23)
(Premiums Received $10)					$(25)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
2 Year U.S. Treasury Note Future, American Style	$101.25	03/23/07	5	$—
30 Day Fed Funds Future, American Style	94.75	04/30/07	11	—
30 Day Fed Funds Future, American Style	94.94	04/30/07	7	(5)
90 Day Eurodollar Future, American Style	94.75	09/17/07	24	(3)
90 Day Sterling Future, American Style	94.00	12/19/07	18	(2)
Canada 3 Month Bankers, American Style	95.63	03/19/07	6	—
Euro-bund Future, American Style	112.00	05/24/07	3	—
NZD Put/JPY Call, Vanilla, European Style	70.00	01/23/08	95,904	—
(Premiums Received $15)				$(10)

Put Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Bank of America	5.99% semi-annually (3)	11/02/09	11/04/19	$12,685	$(177)
Barclays Bank plc	5.40% semi-annually (3)	04/26/07	04/30/08	27,315	(3)
Barclays Bank plc	5.49% semi-annually (3)	04/02/07	04/04/12	7,800	(1)
Goldman Sachs Capital Management	5.36% semi-annually (3)	04/16/07	04/18/12	7,760	(4)
Goldman Sachs Capital Management	5.45% semi-annually (3)	04/05/07	04/11/12	4,680	(1)
Morgan Stanley Capital Services	4.50% semi-annually (4)	02/22/12	02/24/22	EUR 500	(19)
(Premiums Received $325)					$(205)

Receiver/Payer Straddle on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Barclays Bank plc	5.19% semi-annually	01/04/12	01/06/17	$3,720	$(180)
Barclays Bank plc	5.96% semi-annually	10/02/18	10/06/18	11,571	(83)
Bear Stearns	5.24% semi-annually	01/04/10	01/06/20	1,176	(82)
Credit Suisse International	5.2% semi-annually	01/05/09	01/07/19	1,937	(112)
Credit Suisse International	5.56% semi-annually	01/24/14	01/29/24	771	(65)
Goldman Sachs Capital Management	4.73% semi-annually	12/12/08	12/14/08	23,448	(118)
Goldman Sachs Capital Management	5.23% semi-annually	12/06/23	12/10/23	2,242	(192)
Goldman Sachs Capital Management	5.25% semi-annually	01/25/10	01/25/10	4,289	(178)
(Premiums Received $1,129)					$(1,010)

(1)	The Fund would receive a floating rate based on 3-month USD LIBOR, if exercised.

(2)	The Fund would receive a floating rate based on 6-month EURO EURIBOR, if exercised.

(3)	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

(4)	The Fund would pay a floating rate based on 6-month EURO EURIBOR, if exercised.

*	European Style

**	The Fund would pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   57

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.26% semi-annually	3 month LIBOR quarterly	02/16/17	$825	$(11)
Bank of America	5.24% semi-annually	3 month LIBOR quarterly	11/04/19	6,752	(11)
Bank of America	5.47% semi-annually	3 month LIBOR quarterly	11/04/19	256	(5)
Barclays Bank plc	4.85% semi-annually	3 month LIBOR quarterly	12/14/08	1,073	— (h)
Barclays Bank plc	4.96% semi-annually	3 month LIBOR quarterly	12/14/08	969	(1)
Barclays Bank plc	5.01% semi-annually	3 month LIBOR quarterly	12/14/08	821	(1)
Barclays Bank plc	5.00% semi-annually	3 month LIBOR quarterly	01/07/09	1,202	(2)
Barclays Bank plc	3 month LIBOR quarterly	4.84% semi-annually	01/08/09	561	— (h)
Barclays Bank plc	5.03% semi-annually	3 month LIBOR quarterly	01/24/09	1,109	(2)
Barclays Bank plc	3 month LIBOR quarterly	5.10% semi-annually	01/27/15	313	— (h)
Barclays Bank plc	5.12% semi-annually	3 month LIBOR quarterly	03/27/17	300	(1)
Barclays Bank plc	5.21% semi-annually	3 month LIBOR quarterly	10/06/18	5,177	(28)
Barclays Bank plc	3 month LIBOR quarterly	5.35% semi-annually	02/18/20	974	8
BNP Paribas	3 month STIBOR quarterly	3.65% quarterly	09/19/07	SEK 46,000	— (h)
BNP Paribas	4.08% quarterly	3 month EURIBOR quarterly	09/19/07	EUR 5,000	(1)
BNP Paribas	3 month STIBOR quarterly	3.74% quarterly	12/19/07	SEK 47,000	— (h)
BNP Paribas	4.16% quarterly	3 month EURIBOR quarterly	12/19/07	EUR 5,000	(1)
BNP Paribas	3 month STIBOR quarterly	3.74% annually	02/22/08	SEK 24,000	— (h)
BNP Paribas	4.19% annually	3 month STIBOR quarterly	02/22/11	SEK 6,300	(2)
BNP Paribas	3 month JIBOR quarterly	8.24% quarterly	02/21/12	ZAR 1,750	(2)
BNP Paribas	4.18% annually	6 month EURIBOR semi-annually	02/23/12	EUR 170	(1)
BNP Paribas	3 month JIBOR quarterly	8.40% quarterly	02/28/12	ZAR 2,070	—
BNP Paribas	4.10% annually	6 month EURIBOR semi-annually	03/02/12	EUR 200	—
Citibank, N.A.	6 month JPY LIBOR semi-annually	0.9% semi-annually	05/12/08	JPY 152,000	1
Citibank, N.A.	0.92% semi-annually	6 month JPY LIBOR semi-annually	12/07/08	JPY 299,000	(3)
Citibank, N.A.	6 month JPY LIBOR semi-annually	1.77% semi-annually	12/07/16	JPY 64,000	2
Citibank, N.A.	5.11% semi-annually	3 month LIBOR quarterly	02/15/17	$1,030	— (h)
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/15/17	1,005	(8)
Citibank, N.A.	5.25% semi-annually	3 month LIBOR quarterly	02/16/17	125	(1)
Citibank, N.A.	5.19% semi-annually	3 month LIBOR quarterly	02/23/17	800	(6)
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/27/17	255	(2)
Citibank, N.A.	5.16% semi-annually	3 month LIBOR quarterly	02/28/17	315	(2)
Citibank, N.A.	5.10% semi-annually	3 month LIBOR quarterly	03/02/17	950	— (h)
Credit Suisse International	4.77% semi-annually	3 month LIBOR quarterly	01/24/09	3,637	2
Credit Suisse International	6 month LIBOR semi-annually	5.66% semi-annually	02/21/09	GBP 1,430	1
Credit Suisse International	5.40% semi-annually	3 month LIBOR quarterly	01/06/17	$223	(1)
Credit Suisse International	5.48% semi-annually	3 month LIBOR quarterly	01/07/24	191	(1)
Credit Suisse International	3 month LIBOR quarterly	5.56% semi-annually	01/29/24	104	1
Credit Suisse International	5.41% semi-annually	3 month LIBOR quarterly	01/26/32	85	(2)
Deutsche Bank AG, New York	JPY-TONA-OIS-COMPOUND monthly	0.47% monthly	05/17/07	JPY 5,268,000	(3)
Deutsche Bank AG, New York	0.51% monthly	JPY-TONA-OIS-COMPOUND monthly	07/13/07	JPY 7,583,000	2
Deutsche Bank AG, New York	JPY-TONA-OIS-COMPOUND termination date + 2	0.63% termination date + 2	09/19/07	JPY 420,000	— (h)
Deutsche Bank AG, New York	0.92% termination date + 2	JPY-TONA-OIS-COMPOUND termination date + 2	06/18/08	JPY 420,000	— (h)
Deutsche Bank AG, New York	0.96% semi-annually	6 month JPY LIBOR semi-annually	12/08/08	JPY 303,000	(5)
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	1.13% semi-annually	02/27/09	JPY 243,000	— (h)
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	1.42% semi-annually	10/24/11	JPY 78,000	6
Deutsche Bank AG, New York	1.35% semi-annually	6 month JPY LIBOR semi-annually	12/04/11	JPY 46,000	(2)
Deutsche Bank AG, New York	1.84% semi-annually	6 month JPY LIBOR semi-annually	09/05/16	JPY 76,000	(10)
Deutsche Bank AG, New York	1.96% semi-annually	6 month JPY LIBOR semi-annually	10/24/16	JPY 82,000	(16)
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	1.82% semi-annually	12/04/16	JPY 24,000	2
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	1.79% semi-annually	12/08/16	JPY 65,000	3

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Deutsche Bank AG, New York	1.80% semi-annually	6 month JPY LIBOR semi-annually	12/12/16	JPY 81,000	$(4)
Deutsche Bank AG, New York	5.25% semi-annually	3 month LIBOR quarterly	02/21/17	$465	(6)
Deutsche Bank AG, New York	Inflation-linked annually	3.14% annually	08/11/21	AUD 450	(6)
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	2.36% semi-annually	09/05/26	JPY 43,000	10
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	2.46% semi-annually	10/24/26	JPY 23,000	8
Deutsche Bank AG, New York	6 month JPY LIBOR semi-annually	2.25% semi-annually	12/12/26	JPY 46,000	1
Deutsche Bank AG, New York	5.42% semi-annually	3 month LIBOR quarterly	01/26/32	$108	(3)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.31% semi-annually	06/05/08	6,510	14
Goldman Sachs Capital Management	5.18% semi-annually	3 month LIBOR quarterly	04/30/09	3,735	(13)
Goldman Sachs Capital Management	5.20% semi-annually	3 month LIBOR quarterly	04/30/09	4,435	(17)
Goldman Sachs Capital Management	4.17% annually	6 month EURIBOR semi-annually	02/08/12	EUR 460	(2)
Goldman Sachs Capital Management	6 month WIBOR semi-annually	4.94% annually	02/08/12	PLN 1,810	(3)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.25% semi-annually	01/27/15	$214	1
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.21% semi-annually	02/22/17	516	5
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.41% semi-annually	04/12/08	1,249	3
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.35% semi-annually	06/19/08	3,510	9
Lehman Brothers Special Financing	3.88% annually	6 month EURIBOR semi-annually	03/20/16	EUR 750	1
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR quarterly	06/27/16	$555	(29)
Lehman Brothers Special Financing	6 month EURIBOR semi-annually	4.15% annually	03/20/36	EUR 360	(2)
Lehman Brothers Special Financing*	3 month LIBOR quarterly	5.16% semi-annually	04/12/08	$14,129	(2)
Merrill Lynch International	3 month LIBOR quarterly	5.04% semi-annually	01/24/09	670	1
Merrill Lynch International	5.00% semi-annually	3 month LIBOR quarterly	01/24/09	1,196	(2)
Merrill Lynch International	4.43% semi-annually	3 month Canadian Bankers Acceptance semi-annually	01/31/12	CAD 215	(2)
Merrill Lynch International	3 month Canadian Bankers Acceptance semi-annually	4.65% semi-annually	01/31/17	CAD 240	3
Merrill Lynch International	4.82% semi-annually	3 month Canadian Bankers Acceptance semi-annually	01/31/37	CAD 60	(1)
Morgan Stanley Capital Services	3-month US LIBOR quarterly	5.09% semi-annually	12/05/36	$205	(4)
Morgan Stanley Capital Services	4.33% annually	6 month EURIBOR semi-annually	03/02/39	EUR 40	— (h)
Morgan Stanley Capital Services	3.13% annually	Inflation-linked annually	08/15/46	GBP 40	— (h)
Morgan Stanley Capital Services	6 month LIBOR semi-annually	5.21% semi-annually	10/06/08	GBP 910	(12)
Morgan Stanley Capital Services	6 month WIBOR semi-annually	4.62% annually	01/29/09	PLN 5,090	(5)
Morgan Stanley Capital Services	3 month USD-LIBOR-BBA v.s 3	0.99% quarterly	01/25/11	AUD 6,760	1
	month AUD-BBR quarterly
Morgan Stanley Capital Services	3 month NZD-BBR quarterly	6.66% semi-annually	04/15/15	NZD 310	(2)
Morgan Stanley Capital Services	3 month NZD-BBR quarterly	6.76% semi-annually	04/15/15	NZD 171	(1)
Morgan Stanley Capital Services	3 month NZD-BBR quarterly	6.76% semi-annually	04/15/15	NZD 180	(1)
Morgan Stanley Capital Services	3 month NZD-BBR quarterly	2.99% annually	05/25/16	GBP 400	(14)
Morgan Stanley Capital Services	Inflation-linked annually	3.11% annually	08/15/16	GBP 100	(1)
Morgan Stanley Capital Services	4.92% semi-annually	6 month LIBOR semi-annually	10/06/16	GBP 440	19
Morgan Stanley Capital Services	5.03% annually	6 month WIBOR semi-annually	01/29/17	PLN 1,230	3
Morgan Stanley Capital Services	4.30% annually	6 month EURIBOR semi-annually	10/04/36	EUR 140	2
Morgan Stanley Capital Services	6 month LIBOR semi-annually	4.38% semi-annually	10/06/36	GBP 110	(7)
Morgan Stanley Capital Services	4.05% annually	6 month EURIBOR semi-annually	12/05/36	EUR 140	8
Morgan Stanley Capital Services	3.03% annually	Inflation-linked annually	05/25/46	GBP 130	7
Union Bank of Switzerland AG	JPY-TONA-OIS-COMPOUND quarterly	0.65% quarterly	09/20/07	JPY 988,000	(1)
Union Bank of Switzerland AG	JPY-TONA-OIS-COMPOUND quarterly	0.67% quarterly	09/20/07	JPY 1,196,000	(1)
Union Bank of Switzerland AG	0.95% quarterly	JPY-TONA-OIS-COMPOUND quarterly	06/19/08	JPY 988,000	1
Union Bank of Switzerland AG	0.98% quarterly	JPY-TONA-OIS-COMPOUND quarterly	06/19/08	JPY 1,196,000	1
Union Bank of Switzerland AG	0.89% semi-annually	JPY-TONA-OIS-COMPOUND semi-annually	11/10/08	JPY 296,608	(3)
Union Bank of Switzerland AG	0.93% semi-annually	6 month JPY LIBOR semi-annually	11/24/08	JPY 188,000	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   59

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Union Bank of Switzerland AG	6 month JPY LIBOR semi-annually	0.95% semi-annually	01/03/09	JPY 85,000	$—	(h)
Union Bank of Switzerland AG	0.92% semi-annually	6 month JPY LIBOR semi-annually	02/19/09	JPY 219,000	—	(h)
Union Bank of Switzerland AG	6 month JPY LIBOR semi-annually	0.94% semi-annually	02/23/09	JPY 201,000	—	(h)
Union Bank of Switzerland AG	JPY-TONA-OIS-COMPOUND semi-annually	1.89% semi-annually	11/10/16	JPY 64,000	9
Union Bank of Switzerland AG	6 month JPY LIBOR semi-annually	1.85% semi-annually	11/24/16	JPY 40,000	4
Union Bank of Switzerland AG	5.13% semi-annually	3 month LIBOR quarterly	12/04/16	$1,000	(2)
Union Bank of Switzerland AG	5.14% semi-annually	3 month LIBOR quarterly	12/04/16	940	(3)
Union Bank of Switzerland AG	1.79% annually	6 month EURIBOR semi-annually	03/01/17	JPY 18,000	—	(h)
Union Bank of Switzerland AG	6 month JPY LIBOR semi-annually	1.88% semi-annually	02/19/17	JPY 47,000	4
Union Bank of Switzerland AG	1.84% semi-annually	6 month JPY LIBOR semi-annually	02/23/17	JPY 43,000	(2)
Union Bank of Switzerland AG	3 month LIBOR quarterly	5.23% semi-annually	12/04/36	$505	—	(h)
Union Bank of Switzerland AG	3 month LIBOR quarterly	5.26% semi-annually	12/04/36	490	2
					$(139)

*  Premiums received of $40

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Gazprom, 8.63%, 4/28/34	Barclays Bank plc	Sell	156 BPS semi-annually	10/20/10	$1,000	$35
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	280	(3)
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	303.5 BPS semi-annually	10/20/10	800	45
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	300	21
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	400 BPS semi-annually	10/20/10	100	9
Government of Brazil, 12.25%, 03/06/30	Bear Stearns	Buy	103 BPS semi-annually	12/20/11	140	— (h)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	108.5 BPS semi-annually	12/20/11	400	(3)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	350	(3)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	261.5 BPS semi-annually	10/20/10	800	(56)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	140	2
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	140	2
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	300	(25)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	335 BPS semi-annually	10/20/10	100	(10)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	295	(2)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	280	(2)
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	176.5 BPS quarterly	09/20/11	400	12
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	185 BPS quarterly	06/20/11	430	15
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	190 BPS quarterly	09/20/11	400	(14)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	199 BPS quarterly	06/20/11	430	(17)
Government of Ukraine, 7.65%, 06/11/13	Deutsche Bank AG, New York	Sell	176 BPS semi-annually	02/20/11	300	(1)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	162 BPS semi-annually	11/20/11	160	2
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	206 BPS semi-annually	06/20/11	1,150	36
Russian Agricultural Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	60	— (h)
Russian Agricultural Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	610	— (h)
Russian Federation, 5.00%, 03/31/30	Barclays Bank plc	Buy	77 BPS semi-annually	10/20/10	1,000	(15)
Russian Federation, 5.00%, 03/31/30	Bear Stearns	Sell	45.5 BPS semi-annually	12/20/11	280	— (h)
Russian Federation, 5.00%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	60	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Buy	53 BPS semi-annually	02/20/11	$300	$5
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	800	2
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	700	2
Russian Federation, 5.00%, 03/31/30	Lehman Brothers Special Financing	Sell	54 BPS semi-annually	03/20/11	1,250	8
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	50 BPS semi-annually	11/20/11	160	—	(h)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	69 BPS semi-annually	06/20/11	1,150	(12)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	610	—	(h)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	590	—	(h)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	560	—	(h)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	29 BPS semi-annually	05/20/08	3,430	(5)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Sell	66.75 BPS semi-annually	05/20/11	1,540	17
United Mexican States, 7.50%, 04/08/33	Lehman Brothers Special Financing	Buy	53 BPS semi-annually	03/20/11	1,250	(8)
VTB Capital Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	320	—	(h)
						$37

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America (2)	FHLMC, 5.00%, 02/16/17	$99.71	03/20/07	$825	$7
Citibank, N.A. (2)	10 Year U.S. Treasury Note, 4.63%, 02/15/17	99.46	03/14/07	992	11
Citibank, N.A. (2)	10 Year U.S. Treasury Note, 4.63%, 02/15/17	100.41	03/14/07	1,004	—	(h)
Credit Suisse International (2)	U.S. Treasury TIPS, 2.00%, 01/15/26	96.03	03/29/07	3,535	18
Credit Suisse International (2)	U.S. Treasury TIPS, 3.88%, 04/15/29	128.43	03/29/07	5,405	35
Deutsche Bank AG, New York (2)	FHLMC, 5.75%, 06/27/16	103.69	03/29/07	555	7
Morgan Stanley Capital Services (1)	Government of New Zealand, 6.00%, 04/15/15	100.10	03/06/07	NZD 620	(2)
Deutsche Bank AG, New York (2)	Government of Japan, 1.00%, 06/10/16	98.03	05/07/07	JPY 19,000	(1)
Deutsche Bank AG, New York (1)	Government of Japan, 10 Year Bond, 1.90%, 06/20/16	101.72	05/07/07	JPY 19,000	—	(h)
					$75

(1)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(2)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A.	National Bank of Republic of Kazakhstan 03/05/07	National Bank of Republic of Kazakhstan 03/05/07	1 Month LIBOR	03/05/07	$200	$2
Morgan Stanley Capital Services	OGK/Rushydro’s 12/13/13	OGK/Rushydro’s 12/13/13	3 Month LIBOR + 20 BPS	12/25/10	500	8
						$10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   61

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Asset-Backed Securities — 19.9%
2,374	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.82%, 02/15/12 (e) (m)	2,379
	AmeriCredit Automobile Receivables Trust,
3,469	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	3,415
6,056	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	6,035
269	Asset Backed Funding Corp. NIM Trust (Cayman Islands), Series 2005-WMC1, Class N1, 5.90%, 07/26/35 (e) (m)	268
4,158	Asset Backed Securities Corp. Home Equity, Series 2006-HE5, Class M2, FRN, 5.62%, 07/25/36 (m)	4,161
3,500	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.55%, 11/15/11 (m)	3,502
	Capital One Auto Finance Trust,
837	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	829
5,500	Series 2006-B, Class A3A, 5.45%, 02/15/11 (m)	5,521
12,000	Series 2006-C, Class A3A, 5.07%, 07/15/11 (m)	12,003
4,650	Capital One Multi-Asset Execution Trust, Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	4,619
6,600	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.94%, 07/15/12 (m)	6,598
	CARSS Finance LP (Cayman Islands),
69	Series 2004-A, Class B1, FRN, 5.60%, 01/15/11 (e) (m)	69
77	Series 2004-A, Class B2, FRN, 6.27%, 01/15/11 (e) (m)	77
5,600	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, FRN, 5.54%, 01/09/12 (m)	5,600
	Citigroup Mortgage Loan Trust, Inc.,
5,650	Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	5,591
10,250	Series 2006-WFH2, Class A2A, FRN, 5.47%, 08/25/36 (m)	10,255
4,200	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	4,166
	Countrywide Asset-Backed Certificates,
4,900	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	4,854
3,750	Series 2006-3, Class 2A2, FRN, 5.50%, 06/25/36 (m)	3,756
9,000	Series 2006-11, Class 1AF2, VAR, 6.02%, 09/25/46 (m)	9,065
	First Franklin Mortgage Loan Asset Backed Certificates,
5,450	Series 2006-FF4, Class A2, FRN, 5.51%, 03/25/36 (m)	5,459
6,000	Series 2006-FF11, Class 2A3, FRN, 5.47%, 08/25/36 (m)	6,005
12,000	Ford Credit Auto Owner Trust, Series 2006-C, Class A3, 5.16%, 11/15/10 (m)	12,036
12,000	GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2B, FRN, 5.47%, 08/25/36 (m)	12,003
9,885	GS Auto Loan Trust, Series 2006-1, Class A3, 5.37%, 12/15/10 (m)	9,923
9,000	GSAA Trust, Series 2006-11, Class 2A2, FRN, 5.48%, 07/25/36 (m)	9,005
7,000	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 5.50%, 02/25/36 (m)	7,010
9,500	Holmes Master Issuer plc (United Kingdom), Series 2006-1A, Class 2A, FRN, 5.42%, 07/15/21 (e) (m)	9,500
6,550	Home Equity Asset Trust, Series 2006-3, Class 2A3, FRN, 5.50%, 07/25/36 (m)	6,563
	Household Automotive Trust,
1,152	Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	1,139
9,000	Series 2006-2, Class A3, 5.61%, 08/17/11 (m)	9,081
7,000	Series 2006-3, Class A3, 5.28%, 09/17/11 (m)	7,036
	HSI Asset Securitization Corp. Trust,
8,300	Series 2006-OPT1, Class 2A3, FRN, 5.51%, 12/25/35 (m)	8,318
8,650	Series 2006-OPT2, Class 2A3, FRN, 5.51%, 01/25/36 (m)	8,667
7,100	Hyundai Auto Receivables Trust, Series 2006-B, Class A3, 5.11%, 04/15/11 (m)	7,113
	Long Beach Mortgage Loan Trust,
4,000	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34 (m)	4,031
8,850	Series 2006-2, Class 2A3, FRN, 5.51%, 03/25/36 (m)	8,868
2,400	Series 2006-5, Class M1, FRN, 5.60%, 06/25/36 (m)	2,388
2,000	Series 2006-5, Class M2, FRN, 5.62%, 06/25/36 (m)	1,994
4,500	Series 2006-8, Class 2A3, FRN, 5.48%, 09/25/36 (m)	4,501
2,551	Series 2006-8, Class M2, FRN, 5.63%, 09/25/36 (m)	2,551
1,500	Series 2006-9, Class M2, FRN, 5.63%, 10/25/36 (m)	1,500

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
7,250	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 5.51%, 01/25/36 (m)	7,263
4,300	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 5.52%, 01/25/37 (m)	4,302
1,750	Morgan Stanley ABS Capital I, Series 2006-HE6, Class M2, FRN, 5.62%, 09/25/36 (m)	1,750
3,903	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	3,868
1,472	Onyx Acceptance Grantor Trust, Series 2003-D, Class A4, 3.20%, 03/15/10 (m)	1,457
6,200	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, FRN, 5.52%, 02/25/36	6,209
8,000	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 5.51%, 03/25/36 (m)	8,005
6,150	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 5.50%, 12/25/35	6,158
6,000	Structured Asset Securities Corp., Series 2006-WF2, Class M2, FRN, 5.61%, 07/25/36	6,005
	Triad Auto Receivables Owner Trust,
2,047	Series 2003-B, Class A4, 3.20%, 12/13/10	2,016
8,000	Series 2006-C, Class A3, 5.26%, 11/14/11	8,026
10,000	USAA Auto Owner Trust, Series 2006-4, Class A3, 5.01%, 06/15/11	10,005
6,500	Volkswagen Auto Lease Trust, Series 2006-4, Class A3, 5.50%, 09/20/09	6,537
1,099	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10	1,087
11,500	Wachovia Auto Loan Owner Trust, Series 2006-1, Class A4, 5.08%, 04/20/12 (e)	11,521
5,000	Wells Fargo Home Equity Trust, Series 2006-2, Class M1, FRN, 5.59%, 07/25/36	4,996
2,018	World Omni Auto Receivables Trust, Series 2003-B, Class A4, 2.87%, 11/15/10	1,996
	Total Asset-Backed Securities (Cost $328,238)	328,655
	Collateralized Mortgage Obligations — 12.3%
	Agency CMO — 3.6%
	Federal Home Loan Mortgage Corp.,
47,415	Series 239, Class S30, IF, IO, 2.38%, 08/01/36 (m)	3,856
43,346	Series 240, Class S22, IF, IO, 1.83%, 07/01/36 (m)	3,373
9,097	Series 2564, Class LS, IF, IO, 2.33%, 01/15/17 (m)	437
9,369	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	241
4,796	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	494
5,315	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	203
1,284	Series 2780, Class IE, IO, 4.50%, 05/15/11 (m)	5
1,402	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	68
22,677	Series 2791, Class SI, IF, IO, 1.83%, 12/15/31 (m)	1,361
9,210	Series 2813, Class SB, IF, IO, 1.73%, 02/15/34 (m)	578
11,300	Series 2814, Class S, IF, IO, 1.78%, 10/15/30 (m)	426
13,287	Series 2850, Class SM, IF, IO, 1.83%, 12/15/30 (m)	545
9,096	Series 2852, IO, 5.00%, 11/15/25 (m)	752
8,137	Series 2894, Class S, IF, IO, 1.88%, 03/15/31 (m)	427
10,488	Series 2980, Class LI, IO, 5.50%, 04/15/25 (m)	819
17,663	Series 3126, Class BS, IF, IO, 1.88%, 02/15/36 (m)	1,492
	Federal National Mortgage Association,
23,040	Series 367, Class 2, IO, 5.50%, 01/01/36 (m)	5,210
2,480	Series 2003-3, Class HS, IF, IO, 2.33%, 09/25/16 (m)	111
12,233	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	570
4,513	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	342
11,200	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	11,365
4,212	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	4,278
10,058	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	10,211
11,671	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	11,849
	Government National Mortgage Association,
22,984	Series 2003-85, Class CS, IF, IO, 1.88%, 02/20/24 (m)	722
700	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	20
9,752	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	481
316	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	4
		60,240
	Non-Agency CMO — 8.7%
317	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	315
3,391	Banc of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	3,391

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   63

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
4,668	Banc of America Funding Corp. , Series 2005-6, Class 2A8, 5.50%, 10/25/35 (m)	4,662
1,906	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.50%, 09/25/35 (m)	1,897
	Countrywide Alternative Loan Trust,
10,001	Series 2005-75CB, Class A3, 5.50%, 01/25/36 (m)	10,031
14,665	Series 2005-J14, Class A3, 5.50%, 12/25/35 (m)	14,618
8,412	Countrywide Home Loan Mortgage Pass-Through Trust , Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	8,297
13,525	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	13,538
4,494	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.50%, 11/25/35 (m)	4,480
4,363	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	4,380
	Residential Accredit Loans, Inc.,
4,539	Series 2005-QS17, Class A10, 6.00%, 12/25/35	4,558
8,914	Series 2006-QS10, Class 1A1, 6.00%, 08/25/36 (m)	8,976
13,771	Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	13,818
3,581	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 08/25/36	3,592
6,174	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35	6,145
6,196	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.98%, 06/25/34	6,165
10,261	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, 07/25/34	10,252
8,519	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36	8,526
	Wells Fargo Mortgage Backed Securities Trust,
3,595	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33	3,556
1,811	Series 2004-F, Class A8, FRN, 4.73%, 06/25/34	1,789
10,399	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	10,348
		143,334
	Total Collateralized Mortgage Obligations (Cost $204,931)	203,574
	Commercial Mortgage-Backed Securities — 11.2%
2,050	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%,11/10/41 (m)	2,006
16,939	CalSTRS Trust, Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	16,776
9,650	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A2, VAR, 5.51%, 02/15/39 (m)	9,762
	CS First Boston Mortgage Securities Corp.,
7,650	Series 2001-CK6, Class A3, 6.39%, 08/15/36 (m)	8,016
11,500	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	11,929
4,800	Series 2002-CKN2, Class A3, 6.13%,04/15/37 (m)	5,004
6,200	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	6,081
	Greenwich Capital Commercial Funding Corp.,
4,500	Series 2003-C1, Class A2, 3.29%, 07/05/35 (m)	4,329
4,100	Series 2005-GG3, Class A2, 4.31%,08/10/42 (m)	4,019
8,100	Series 2007-GG9, Class A2, 5.38%, 03/10/39	8,140
11,850	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%,08/10/38 (m)	11,707
	LB-UBS Commercial Mortgage Trust,
5,000	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	4,904
11,000	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	10,750
2,300	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	2,221
11,800	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	11,478
1,800	Series 2006-C1, Class A2, 5.08%, 02/15/31 (m)	1,801
10,600	Series 2006-C6, Class A2, 5.26%, 09/15/39 (m)	10,665
13,000	Series 2007-C1, Class A2, 5.32%, 02/15/40 (m)	13,061
	Merrill Lynch Mortgage Trust,
2,550	Series 2005-CKI1, Class A2, VAR, 5.22%, 11/12/37 (m)	2,566
10,000	Series 2006-C1, Class A2, VAR, 5.61%, 05/12/39 (m)	10,207
	Morgan Stanley Capital I,
9,355	Series 1998-HF2, Class A2, 6.48%, 11/15/30 (m)	9,459
6,400	Series 2006-T21, Class A2, 5.09%, 10/12/52 (m)	6,397
5,000	Series 2006-T23, Class A2, VAR, 5.74%, 08/12/41 (m)	5,134
9,200	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	9,113
	Total Commercial Mortgage-Backed Securities (Cost $186,300)	185,525

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 31.6%
	Air Freight & Logistics — 0.3%
3,950	FedEx Corp., FRN, 5.44%, 08/08/07 (m)	3,954
	Auto Components — 0.2%
2,463	TRW Automotive, Inc., 9.38%, 02/15/13	2,645
	Automobiles — 0.5%
	DaimlerChrysler NA Holding Corp.,
3,000	5.75%, 05/18/09 (m)	3,028
5,300	5.75%, 09/08/11 (m)	5,373
		8,401
	Beverages — 0.3%
5,400	Miller Brewing Co., 4.25%, 08/15/08 (e) (m)	5,321
	Capital Markets — 4.6%
	Goldman Sachs Group, Inc. (The),
9,850	5.30%, 02/14/12 (m)	9,910
3,000	FRN, 5.45%, 12/23/09 (m)	3,001
3,300	FRN, 5.46%, 06/23/09 (m)	3,302
8,900	Series B, FRN, 5.46%, 12/22/08 (m)	8,912
	Lehman Brothers Holdings, Inc.,
4,000	7.88%, 08/15/10 (m)	4,325
18,000	FRN, 5.46%, 11/16/09 (m)	18,006
16,200	Links Finance LLC, FRN, 5.61%, 09/15/08 (e) (i)	16,213
10,000	Merrill Lynch & Co., Inc., FRN, 5.45%, 08/14/09 (m)	10,006
2,270	Morgan Stanley, Series G, FRN, 5.47%, 02/09/09 (m)	2,274
		75,949
	Chemicals — 0.4%
2,153	Huntsman International LLC, 9.88%, 03/01/09	2,206
4,000	Huntsman LLC, 11.50%, 07/15/12 (m)	4,480
		6,686
	Commercial Banks — 5.5%
4,300	Artesia Bank S.C. (Belgium), 7.25% to 09/17/07; thereafter VAR, 09/29/49 (e) (m)	4,342
6,900	BAC Capital Trust XIV, 5.63% to 03/15/12; thereafter VAR, 12/31/49 (m)	6,968
5,750	BNP US Funding LLC, 7.74% to 12/05/07; thereafter VAR, 12/31/49 (e) (m)	5,835
3,350	Citibank Korea, Inc. (South Korea), Series E, VAR, 4.68%, 06/18/13	3,385
5,100	DBS Capital Funding Corp. (Cayman Islands), 7.66% to 03/15/11; thereafter VAR, 03/31/49 (e) (m)	5,532
2,050	Deutsche Bank Capital Funding Trust I, 7.87% to 06/30/09; thereafter VAR, 12/29/49 (e) (m)	2,163
2,800	Glitnir Banki HF (Iceland), VAR, 6.69%, 06/15/16 (e) (m)	2,923
1,700	Hana Bank (South Korea), Series E, 4.13%, 03/11/09	1,666
2,000	HSBC Capital Funding LP/Jersey Channel Islands, 9.55% to 06/30/10; thereafter VAR, 12/29/49 (e) (m)	2,252
7,000	ICICI Bank Ltd. (Singapore), 5.75%, 11/16/10 (e) (m)	7,072
2,000	KBC Bank Funding Trust III, 9.86% to 11/02/29; thereafter VAR, 11/29/49 (e) (m)	2,223
	Landsbanki Islands HF (Iceland),
2,750	6.10%, 08/25/11 (e) (m)	2,847
2,700	FRN, 6.06%, 08/25/09 (e) (m)	2,720
5,650	Public Bank Berhad (Malaysia), VAR, 5.63%, 09/22/14	5,684
950	Royal Bank of Scotland Group plc ADR (United Kingdom), Series I, 9.12%, 03/31/49	1,053
3,500	Santander US Debt SA Unipersonal (Spain), FRN, 5.43%, 11/20/09 (e)	3,501
1,200	Shinhan Bank (South Korea), VAR, 4.63%, 11/03/14 (e) (m)	1,175
1,000	SunTrust Preferred Capital I, 5.85% to 12/15/11; thereafter VAR, 12/31/49	1,020
4,950	Svenska Handelsbanken AB (Sweden), 7.13% to 09/07/07; thereafter VAR, 03/29/49 (e)	4,956
2,000	Unicredito Italiano Capital Trust II, 9.20% to 10/05/10; thereafter VAR, 10/29/49 (e)	2,252
	VTB Capital S.A. for Vneshtorgbank (Luxembourg),
3,100	FRN, 5.96%, 08/01/08 (e)	3,103
5,200	FRN, 6.12%, 09/21/07 (e) (m)	5,207
9,100	Wachovia Capital Trust III, 5.80% to 03/15/11; thereafter VAR, 03/15/42	9,252
	Woori Bank (South Korea),
800	Series E, VAR, 4.88%, 07/02/13	793
1,430	VAR, 5.75%, 03/13/14 (e)	1,446
		89,370
	Commercial Services & Supplies — 0.3%
2,500	Allied Waste North America, Inc., Series B, 8.50%, 12/01/08 (m)	2,625
1,830	Corrections Corp. of America, 7.50%, 05/01/11 (m)	1,885
		4,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   65

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARy 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — 1.5%
2,700	Capital One Financial Corp., 5.70%, 09/15/11 (m)	2,745
4,000	Ford Motor Credit Co., 7.38%, 10/28/09 (m)	4,030
3,350	GMAC LLC, 5.85%, 01/14/09 (m)	3,323
7,000	HSBC Finance Corp., FRN, 5.64%, 11/16/09 (m)	7,044
7,400	International Lease Finance Corp., 5.35%, 03/01/12 (m)	7,448
		24,590
	Containers & Packaging — 0.1%
2,242	Owens Brockway Glass Container, Inc., 8.88%, 02/15/09 (m)	2,292
	Diversified Consumer Services — 0.1%
2,300	Service Corp. International, 7.70%, 04/15/09	2,386
	Diversified Financial Services — 7.1%
4,420	Alamosa Delaware, Inc., 11.00%, 07/31/10 (m)	4,741
	CIT Group, Inc.,
3,300	5.40%, 02/13/12 (m)	3,326
7,300	5.75%, 09/25/07 (m)	7,319
1,850	FRN, 5.49%, 08/17/09 (m)	1,853
11,000	FRN, 5.51%, 01/30/09 (m)	11,021
	Counts Trust,
7,450	Series 2002-10, FRN, 6.14%, 08/15/07 (e) (i)	7,472
7,450	Series 2002-11, FRN, 6.19%, 08/15/07 (e) (i)	7,470
1,900	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e)	1,928
	K2 Corp.,
9,500	5.37%, 02/15/09 (i)	9,500
1,000	5.37%, 02/15/10 (m)	1,000
4,400	Kaupthing Bank HF (Iceland), 5.75%, 10/04/11 (e) (m)	4,475
4,396	Mizuho JGB Investment LLC, 9.87% to 06/30/08; thereafter VAR, 12/29/49 (e) (m)	4,640
2,000	Mizuho Preferred Capital Co. LLC, 8.79% to 06/30/08; thereafter VAR, 12/29/49 (e) (m)	2,087
10,540	Natexis Ambs Co. LLC, 8.44% to 6/30/08; thereafter VAR, 12/29/49 (e) (m)	10,954
4,000	Pemex Finance Ltd. (Cayman Islands), 8.88%, 11/15/10 (m)	4,314
5,100	Premium Asset Trust, 4.13%, 03/12/09 (e) (m)	4,775
12,100	RACERS, FRN, 5.36%, 09/20/07 (e) (i)	12,096
6,600	Sigma Finance Corp. (Cayman Islands), FRN, 5.43%, 09/15/08 (e) (i)	6,600
1,700	Tokai Preferred Capital Co. LLC, 9.98% to 06/30/08; thereafter VAR, 12/29/49 (e)	1,796
1,600	Two-Rock Pass-Through Trust (Bermuda), 6.30% to 02/11/10; thereafter FRN, 12/31/49 (e)	1,574
4,300	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 5.71%, 11/13/09 (e)	4,303
4,250	ZFS Finance USA Trust, VAR, 6.15%, 12/15/65 (e)	4,346
		117,590
	Diversified Telecommunication Services — 0.5%
1,500	Qwest Communications International, Inc., FRN, 8.86%, 02/15/09	1,515
2,500	Qwest Corp., 7.88%, 09/01/11 (m)	2,653
4,650	Telefonica Emisones SAU (Spain), 5.98%, 06/20/11	4,779
		8,947
	Electric Utilities — 0.9%
	Appalachian Power Co.,
1,450	5.55%, 04/01/11 (m)	1,464
2,640	Series G, 3.60%, 05/15/08 (m)	2,593
6,050	FPL Group Capital, Inc. , Series B, 5.55%, 02/16/08 (m)	6,068
5,200	PSEG Funding Trust I, 5.38%, 11/16/07 (m)	5,200
		15,325
	Food & Staples Retailing — 0.3%
4,800	CVS Corp., 4.00%, 09/15/09 (m)	4,666
	Food Products — 0.6%
2,400	Dean Foods Co., 6.63%, 05/15/09 (m)	2,442
7,650	Tate & Lyle International Finance plc (United Kingdom), 5.00%, 11/15/14 (e)	7,388
		9,830
	Gas Utilities — 0.1%
1,700	Southern Natural Gas Co., 8.88%, 03/15/10	1,775
	Health Care Equipment & Supplies — 0.2%
2,500	Fresenius Medical Care Capital Trust II (Germany), 7.88%, 02/01/08 (m)	2,544
	Hotels, Restaurants & Leisure — 0.3%
2,515	MGM Mirage, Inc., 6.00%, 10/01/09 (m)	2,512
2,650	Starwood Hotels & Resorts Worldwide, Inc., 7.38%, 05/01/07 (m)	2,656
		5,168
	Insurance — 0.5%
8,450	Hartford Financial Services Group, Inc., 5.66%, 11/16/08 (m)	8,496
	Media — 2.6%
	Comcast Cable Communications, Inc.,
2,600	6.20%, 11/15/08 (m)	2,646
3,200	6.75%, 01/30/11 (m)	3,375
9,800	COX Communications, Inc., 4.63%, 01/15/10 (m)	9,666

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
	Dex Media East LLC/Dex Media East Finance Co.,
4,000	9.88%, 11/15/09 (m)	4,190
850	12.13%, 11/15/12 (m)	932
2,850	Echostar DBS Corp., 5.75%, 10/01/08 (m)	2,850
2,000	RH Donnelley, Inc., 10.88%, 12/15/12 (m)	2,170
4,100	Time Warner Entertainment Co., LP, 7.25%, 09/01/08	4,197
9,100	Time Warner, Inc., 5.50%, 11/15/11	9,203
4,000	Viacom, Inc., 5.75%, 04/30/11	4,065
		43,294
	Multi-Utilities — 0.7%
	Dominion Resources, Inc.,
2,000	Series 2006-B, VAR, 6.30%, 09/30/66 (m)	2,038
4,300	Series A, SUB, 5.69%, 05/15/08 (m)	4,322
5,500	MidAmerican Energy Holdings Co., 7.52%, 09/15/08 (m)	5,674
		12,034
	Oil, Gas & Consumable Fuels — 1.5%
6,200	Pemex Project Funding Master Trust, FRN, 6.66%, 06/15/10 (e) (m)	6,364
14,200	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	14,271
4,000	Salomon Brothers AG for OAO Gazprom (Germany), 9.13%, 04/25/07 (m)	4,020
		24,655
	Real Estate Investment Trusts (REITs) — 1.1%
	iStar Financial, Inc.,
1,450	5.38%, 04/15/10 (m)	1,449
10,900	5.95%, 10/15/13 (e) (m)	11,068
6,138	Series B, 4.88%, 01/15/09 (m)	6,092
		18,609
	Real Estate Management & Development — 0.6%
9,450	Socgen Real Estate LLC, 7.64% to 09/30/07; thereafter VAR, 12/29/49 (e)	9,573
	Thrifts & Mortgage Finance — 0.8%
4,000	Washington Mutual Bank, FRN, 5.45%, 05/01/09	4,002
9,100	Washington Mutual Preferred Funding Delaware, 6.53% to 03/15/11; thereafter VAR, 03/29/49 (e)	9,171
		13,173
	Total Corporate Bonds (Cost $521,451)	521,783
	Foreign Government Securities — 2.0%
EUR 1,550	Bundesrepublik Deutschland (Germany), 4.00%, 01/04/37	2,018
$7,250	Government of Chile (Chile), FRN, 5.76%, 01/28/08 (m)	7,268
3,170	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	3,210
11,300	Province of Manitoba (Canada), 4.90%, 12/06/16 (m)	11,245
2,837	Republic of Colombia (Colombia), 9.75%, 04/09/11 (m)	3,079
2,215	Russian Federation (Russia), 10.00%, 06/26/07 (e)	2,244
3,400	United Mexican States (Mexico), FRN, 6.06%, 01/13/09	3,424
	Total Foreign Government Securities (Cost $32,597)	32,488
	Mortgage Pass-Through Securities — 17.6%
	Federal National Mortgage Association, Various Pools,
685	7.00%, 06/01/26 (m)	707
86,666	7.00%, 08/01/31 – 10/01/36 (m)	89,153
39,130	TBA, 5.00%, 03/25/36	37,981
117,300	TBA, 6.00%, 03/25/21 – 04/25/37	118,603
3,000	TBA, 6.50%, 04/25/37	3,057
41,100	TBA, 7.00%, 03/25/36	42,230
	Total Mortgage Pass-Through Securities (Cost $290,833)	291,731
	U.S. Treasury Obligations — 0.8%
1,700	U.S. Treasury Bonds, 4.50%, 02/15/36 (m)	1,649
10,907	U.S. Treasury Inflation Indexed Notes, 2.38%, 01/15/17	11,093
	Total U.S. Treasury Obligations (Cost $12,695)	12,742

SHARES
	Preferred Stocks — 0.8%
	Diversified Financial Services — 0.4%
7	Pinto Totta International Finance VAR, 7.77%, 08/01/07 (e) (m)	6,783
	Electric Utilities — 0.2%
3,000	Alabama Power Capital Trust V, VAR, 5.50%, 10/01/42 (m)	3,012
	Oil, Gas & Consumable Fuels — 0.2%
3,600	Valero Energy Corp. 3.50%, 04/01/09	3,486
	Total Preferred Stocks (Cost $14,024)	13,281
	Total Long-Term Investments (Cost $1,591,069)	1,589,779

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   67

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Options Purchased — 0.6%
	Call Options Purchased — 0.2%
25	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	2
46	30 Day Federal Funds Futures, Expiring 04/30/07 @ $95.00, American Style	—	(h)
298	90 Day Eurodollar Future, Expiring 04/13/07 @ $94.88, American Style	34
176	90 Day Eurodollar Future, Expiring 09/17/07 @ $95.75, American Style	9
900	U.S. 10 Year Treasury Note Future Expiring 05/25/07 @ $110.00, American Style	352
NOTIONAL AMOUNT($)
33,000	FNMA, 30 Year Fixed, 5.50%, TBA, Expiring 04/05/07 @ $99.79, American Style	192
46,729	U.S. 10 Year Treasury Note Future Expiring 05/07/07 @ $101.61, American Style	228
	Call Options Purchased on Interest Rate Swaps:
125,450	Expiring 11/02/09. If exercised the Fund receives 4.49% and pays floating 3 month LIBOR expiring 11/04/19, European Style	1,962
	Total Call Options Purchased	2,779
	Receiver/Payer Straddles on Interest Rate Swaps — 0.4%
11,845	Expiring 03/02/07. If exercised the Fund pays/receives 5.31% and receives/pays floating 3 month LIBOR expiring 03/06/17, European Style	198
11,845	Expiring 03/13/07. If exercised the Fund pays/receives 5.33% and receives/pays floating 3 month LIBOR expiring 03/15/17, European Style	223
9,860	Expiring 03/16/07. If exercised the Fund pays/receives 5.19% and receives/pays floating 3 month LIBOR expiring 03/20/17, European Style	115
12,185	Expiring 03/27/07. If exercised the Fund pays/receives 5.10% and receives/pays floating 3 month LIBOR expiring 03/29/17, European Style	159
150,630	Expiring 04/10/07. If exercised the Fund pays/receives 4.88% and receives/pays floating 3 month LIBOR expiring 04/12/08, European Style	442
89,415	Expiring 06/01/07. If exercised the Fund pays/receives 4.74% and receives/pays floating 3 month LIBOR expiring 06/05/08, European Style	323
60,252	Expiring 01/03/08. If exercised the Fund pays/receives 4.89% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	310

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Receiver/Payer Straddles on Interest Rate Swaps — Continued
60,252	Expiring 01/03/08. If exercised the Fund pays/receives 4.95% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	312
91,797	Expiring 01/04/08. If exercised the Fund pays/receives 4.84% and receives/pays floating 3 month LIBOR expiring 01/08/09, European Style	473
63,090	Expiring 01/07/08. If exercised the Fund pays/receives 4.94% and receives/pays floating 3 month LIBOR expiring 01/09/09, European Style	329
140,365	Expiring 01/22/08. If exercised the Fund pays/receives 5.12% and receives/pays floating 3 month LIBOR expiring 01/24/09, European Style	812
88,300	Expiring 10/02/08. If exercised the Fund pays/receives 4.46% and receives/pays floating 3 month LIBOR expiring 10/06/18, European Style	903
10,677	Expiring 01/03/14. If exercised the Fund pays/receives 5.42% and receives/pays floating 3 month LIBOR expiring 01/07/24, European Style	904
8,545	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	497
10,680	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	622
	Total Receiver/Payer Straddles on Interest Rate Swaps	6,622
NUMBER OF CONTRACTS
	Put Options Purchased — 0.0% (g)
286	30 Day Federal Funds Future, Expiring 04/30/07 @ $94.75, American Style	6
79	90 Day Eurodollar Future, Expiring 09/17/07 @ $95.00, American Style	35
196	90 Day Eurodollar Future, Expiring 12/17/07 @ $94.75, American Style	37

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Options Purchased — Continued
	Put Options Purchased — Continued
54,000	FNMA, 30 Year Fixed, 5.50%, TBA, Expiring 04/05/07 @ $98.00, American Style	26
27,000	FNMA, 30 Year Fixed, 5.50%, TBA, Expiring 04/05/07 @ $98.92, American Style	62
	Put Options Purchased on Interest Rate Swaps:
155,505	Expiring 04/26/07. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 04/25/08, European Style	63
72,900	Expiring 05/01/07. If exercised the Fund pays 5.54% and receives floating 3 month LIBOR expiring 05/03/12, European Style	20
43,715	Expiring 05/08/07. If exercised the Fund pays 5.50% and receives floating 3 month LIBOR expiring 05/10/12, European Style	19
73,795	Expiring 05/16/07. If exercised the Fund pays 5.41% and receives floating 3 month LIBOR expiring 05/18/12, European Style	63
31,855	Expiring 06/15/07. If exercised the Fund pays 4.91% and receives floating 3 month LIBOR expiring 06/19/08, European Style	66
25,376	Expiring 02/16/10. If exercised the Fund pays 5.85% and receives floating 3 month LIBOR expiring 02/18/20, European Style	471
	Total Put Options Purchased	868
	Total Options Purchased (Cost $11,626)	10,269
PRINCIPAL AMOUNT($)
Short-Term Investments — 15.0%
	Commercial Paper — 6.4%
15,250	Countrywide Financial Corp., 5.31%, 03/01/07 (m) (n)	15,248
20,000	Galleon Capital LLC, 5.28%, 03/08/07 (m) (n)	19,976
3,500	General Electric Capital Corp., 5.30%, 05/21/07 (m) (n)	3,459
7,700	Lexington Parker Capital Corp., 5.30%, 05/22/07 (m) (n)	7,607
20,000	Picaros Funding LLC, 5.28%, 03/12/07 (m) (n)	19,965
30,000	Solitaire Funding Ltd., 5.29%, 03/01/07 (m) (n)	29,996
10,000	UBS Finance Delaware LLC, 5.31%, 06/08/07 (m) (n)	9,856
	Total Commercial Paper (Cost $106,121)	106,107

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Company — 8.4%
139,256	JPMorgan Prime Money Market Fund (b) (m) (Cost $139,256)	139,256
PRINCIPAL AMOUNT($)
	U.S. Treasury Securities — 0.2%
	U.S. Treasury Bills,
3,275	4.90%, 03/08/07 (k) (m) (n)	3,272
150	5.07%, 05/24/07 (m) (n)	148
	Total U.S. Treasury Securities (Cost $3,420)	3,420
	Total Short-Term Investments (Cost $248,797)	248,783
	Total Investments — 111.8% (Cost $1,851,492)	1,848,831
	Liabilities in Excess of Other Assets — (11.8)%	(195,533)
	NET ASSETS — 100.0%	$1,653,298

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   69

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
8	10 Year Japan Bonds	March, 2007	$9,122	$37
49	30 Day Federal Fund	April, 2007	19,347	(3)
35	10 Year Canada Bonds	June, 2007	3,410	26
184	Canada Bankers Acceptance	June, 2007	37,646	27
150	Eurodollar	June, 2007	35,554	2
140	Tokyo Financial Exchange 3 Months	June, 2007	29,348	34
249	U.K. Treasury Gilt	June, 2007	53,446	150
1,757	U.S. 2 Year Treasury Notes	June, 2007	360,103	679
138	U.S. 10 Year Treasury Notes	June, 2007	14,986	(54)
128	Euro EURIBOR	December, 2008	40,670	(95)
	Short Futures Outstanding
(165)	Euro-Bund	March, 2007	(25,375)	420
(839)	Euro-Schatz	March, 2007	(115,004)	(161)
(244)	Eurodollar	June, 2007	(57,834)	60
(1,022)	U.S. 2 Year Treasury Notes	June, 2007	(209,462)	(300)
(2,267)	U.S. 5 Year Treasury Notes	June, 2007	(240,196)	(1,257)
(257)	U.S. 10 Year Treasury Notes	June, 2007	(27,909)	(191)
(63)	Eurodollar	September, 2007	(14,962)	1
(135)	Eurodollar	December, 2007	(32,113)	59
(128)	Euro EURIBOR	March, 2008	(40,649)	100
(305)	Eurodollar	March, 2008	(72,628)	(98)
(140)	Tokyo Financial Exchange 3 Months	March, 2008	(29,260)	(39)
(32)	Eurodollar	June, 2008	(7,623)	(16)
				$(619)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 02/28/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,521,000	EUR	04/26/07	$2,000	$2,017	$(17)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE(USD)
$(16,430)	FNMA, TBA, 5.00%, 04/25/36	$(15,947)
(56,200)	FNMA, TBA, 5.50%, 03/25/37	(55,744)
(6,500)	FNMA, TBA, 5.50%, 04/25/37	(6,447)
(24,800)	FNMA, TBA, 6.50%, 03/25/37	(25,281)
	(Proceeds received $103,478)	$(103,419)

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
90 Day Eurodollar Future, American Style	$96.00	09/17/07	352	$(9)
(Premiums Received $61)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA	$99.26	04/05/07	$66,000	$(189)
FNMA, 30 Year Fixed, 5.50%, TBA	99.75	04/05/07	54,000	(74)
FNMA, 30 Year Fixed, 5.50%, TBA	99.75	05/07/07	42,000	(95)
FNMA, 30 Year Fixed, 5.50%, TBA	99.75	05/07/07	62,000	—
FNMA, 30 Year Fixed, 5.50%, TBA	99.89	05/07/07	83,000	(154)
(Premiums Received $437)				$(512)

Call Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Goldman Sachs Capital Management	4.74% semi-annually	06/01/07	06/05/08	$89,415	$(14)
(Premiums Received $63)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
30 Day Fed Funds Future, American Style	$94.94	04/30/07	23	$(17)
90 Day Eurodollar Future, American Style	94.75	09/17/07	158	(22)
(Premiums Received $40)				$(39)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA	$97.33	04/05/07	$108,000	$(9)
FNMA, 30 Year Fixed, 5.50%, TBA	98.00	04/05/07	54,000	(26)
FNMA, 30 Year Fixed, 5.50%, TBA	98.39	04/05/07	54,000	(52)
FNMA, 30 Year Fixed, 5.50%, TBA	98.00	05/07/07	42,000	(61)
FNMA, 30 Year Fixed, 5.50%, TBA	98.00	05/07/07	62,000	—
(Premiums Received $611)				$(148)

Put Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.99% semi-annually	11/02/09	11/04/19	$125,450	$(1,748)
Barclays Bank plc	5.40% semi-annually	04/26/07	04/30/08	155,505	(18)
Barclays Bank plc	5.49% semi-annually	04/02/07	04/04/12	91,130	(7)
Goldman Sachs Capital Management	5.45% semi-annually	04/05/07	04/11/12	54,690	(8)
Goldman Sachs Capital Management	5.36% semi-annually	04/16/07	04/18/12	92,235	(49)
(Premiums Received $2,773)					$(1,830)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   71

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Receiver/Payer Straddle on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc	5.19% semi-annually	01/04/12	01/06/17	$31,545	$(1,527)
Barclays Bank plc	5.96% semi-annually	10/02/08	10/06/18	75,712	(542)
Bear Stearns Credit Products	5.24% semi-annually	01/04/10	01/06/20	9,607	(666)
Credit Suisse International	5.20% semi-annually	01/05/09	01/07/19	15,802	(913)
Credit Suisse International	5.56% semi-annually	01/24/14	01/29/24	7,121	(603)
Goldman Sachs Capital Management	4.73% semi-annually	12/12/07	12/14/08	180,756	(907)
Goldman Sachs Capital Management	5.23% semi-annually	12/06/13	12/10/23	18,302	(1,567)
Goldman Sachs Capital Management	5.25% semi-annually	01/25/10	01/25/10	38,600	(1,599)
(Premiums Received $9,162)					$(8,324)

*	The Fund would receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund would pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

****	European Style

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.24% semi-annually	3 month LIBOR quarterly	11/04/19	$62,938	$(113)
Bank of America	5.47% semi-annually	3 month LIBOR quarterly	11/04/19	2,391	(43)
Barclays Bank plc	4.85% semi-annually	3 month LIBOR quarterly	12/14/08	9,336	—
Barclays Bank plc	4.96% semi-annually	3 month LIBOR quarterly	12/14/08	8,329	(8)
Barclays Bank plc	5.01% semi-annually	3 month LIBOR quarterly	12/14/08	6,326	(9)
Barclays Bank plc	5.00% semi-annually	3 month LIBOR quarterly	01/07/09	10,030	(14)
Barclays Bank plc	3 month LIBOR quarterly	4.84% semi-annually	01/08/09	4,467	— (h)
Barclays Bank plc	5.03% semi-annually	3 month LIBOR quarterly	01/24/09	10,866	(20)
Barclays Bank plc	5.07% semi-annually	3 month LIBOR quarterly	11/13/11	3,565	(60)
Barclays Bank plc	3 month LIBOR quarterly	5.10% semi-annually	01/27/15	2,405	—
Barclays Bank plc	5.21% semi-annually	3 month LIBOR quarterly	10/06/18	33,967	(184)
Barclays Bank plc	3 month LIBOR quarterly	5.35% semi-annually	02/18/20	8,327	64
Citibank, N.A.	5.25% semi-annually	3 month LIBOR quarterly	02/16/17	985	(12)
Citibank, N.A.	5.19% semi-annually	3 month LIBOR quarterly	02/23/17	6,235	(44)
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/27/17	1,975	(16)
Citibank, N.A.	5.16% semi-annually	3 month LIBOR quarterly	02/28/17	2,465	(13)
Citibank, N.A.	5.10% semi-annually	3 month LIBOR quarterly	03/02/17	7,400	—
Credit Suisse International	4.77% semi-annually	3 month LIBOR quarterly	01/24/09	31,739	17
Credit Suisse International	5.05% semi-annually	3 month LIBOR quarterly	11/02/11	4,360	(68)
Credit Suisse International	5.09% semi-annually	3 month LIBOR quarterly	11/02/13	10,500	(175)
Credit Suisse International	5.40% semi-annually	3 month LIBOR quarterly	01/06/17	1,348	(7)
Credit Suisse International	5.48% semi-annually	3 month LIBOR quarterly	01/07/24	1,556	(7)
Credit Suisse International	3 month LIBOR quarterly	5.56% semi-annually	01/29/24	961	8
Credit Suisse International	5.41% semi-annually	3 month LIBOR quarterly	01/26/32	783	(19)
Deutsche Bank AG, New York	5.20% semi-annually	3 month LIBOR quarterly	02/08/10	27,900	(172)
Deutsche Bank AG, New York	5.21% semi-annually	3 month LIBOR quarterly	02/16/10	11,700	(78)
Deutsche Bank AG, New York	5.30% semi-annually	3 month LIBOR quarterly	01/26/17	5,900	(91)
Deutsche Bank AG, New York	5.42% semi-annually	3 month LIBOR quarterly	01/26/32	997	(25)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.31% semi-annually	06/05/08	43,365	92
Goldman Sachs Capital Management	5.18% semi-annually	3 month LIBOR quarterly	04/30/09	43,595	(154)
Goldman Sachs Capital Management	5.20% semi-annually	3 month LIBOR quarterly	04/30/09	29,565	(110)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.25% semi-annually	01/27/15	1,930	11

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.21% semi-annually	02/22/17	$5,041	$47
Lehman Brothers Special Financing (1)	3 month LIBOR quarterly	5.16% semi-annually	04/12/08	116,442	(19)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.41% semi-annually	04/12/08	9,635	22
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.35% semi-annually	06/19/08	23,820	64
Lehman Brothers Special Financing	5.02% semi-annually	3 month LIBOR quarterly	11/06/11	4,250	(60)
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.04% semi-annually	01/24/09	8,858	17
Merrill Lynch Capital Services	5.00% semi-annually	3 month LIBOR quarterly	01/24/09	9,423	(15)
					$(1,194)

(1)	Premium received of $305

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Akzo, 4.25%, 06/14/11	Citibank, N.A.	Buy	23 BPS quarterly	12/20/11	$6,700	$6
Alltel, 7.00%, 07/01/12	Bank of America	Sell	82 BPS quarterly	03/20/12	9,800	64
Alltel, 7.00%, 07/01/12	Morgan Stanley Capital Services	Buy	117 BPS quarterly	03/20/14	8,150	(51)
Autozone, Inc., 5.88%, 10/15/12	Bank of America	Sell	40 BPS quarterly	03/20/12	2,985	6
Autozone, Inc., 5.88%, 10/15/12	Bank of America	Buy	58 BPS quarterly	03/20/14	4,250	(12)
BASF, 3.50%, 07/08/10	Union Bank of Switzerland AG	Buy	10.5 BPS quarterly	12/20/11	6,700	(3)
Bear Stearns & Co., Inc., 7.63% 12/07/09	Deutsche Bank AG, New York	Sell	8 BPS quarterly	06/20/07	4,200	1
Berkshire Hathaway, Inc., 9.75%, 01/15/18	Deutsche Bank AG, New York	Sell	20 BPS quarterly	03/20/10	6,000	30
Burlington Northern Santa Fe, 6.75, 07/15/11	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	3,700	(2)
Caterpillar, 6.55%, 05/01/11	Morgan Stanley Capital Services	Buy	16 BPS quarterly	03/20/12	3,000	(5)
Cisco System, 5.25%, 02/22/11	Lehman Brothers Special Financing	Buy	11 BPS quarterly	03/20/12	6,000	(9)
Coca-Cola, 6.13%, 08/15/11	Merrill Lynch International	Buy	23 BPS quarterly	03/20/12	3,300	(8)
Corning, Inc., 6.30%, 03/01/09	Goldman Sachs Capital Management	Sell	43 BPS quarterly	06/20/11	2,000	31
Countrywide Financial, 4.00%, 03/22/11	Citibank, N.A.	Sell	49 BPS quarterly	03/20/12	5,500	4
CSX Corp., 5.30%, 02/15/14	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	3,700	— (h)
DaimlerChrysler, 6.50%, 11/15/13	Lehman Brothers Special Financing	Buy	49 BPS quarterly	09/20/11	5,300	(31)
Dow Jones CDX.NA.IG.6 (1)	Lehman Brothers Special Financing	Sell	50 BPS quarterly	06/20/13	14,800	82
Gannett Co., 6.38%, 03/31/12	Lehman Brothers Special Financing	Buy	63 BPS quarterly	03/20/14	4,950	(72)
Gazprom, 9.63%, 03/01/13	Union Bank of Switzerland AG	Sell	39 BPS semi-annually	12/20/07	13,000	1
Gazpru, 8.63%, 04/28/34	Citibank, N.A.	Sell	250 BPS semi-annually	04/20/10	10,000	633
General Electric Capital Corp., 3.50%, 05/01/08	Citibank, N.A.	Sell	14 BPS quarterly	12/20/07	15,000	20
Goldman Sachs Group, 6.60%, 01/15/12	Deutsche Bank AG, New York	Sell	7.5 BPS quarterly	06/20/07	4,200	— (h)
Government of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	296.5 BPS semi-annually	10/20/10	3,000	169
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	343 BPS semi-annually	09/20/10	1,440	105
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	303.5 BPS semi-annually	10/20/10	3,160	175
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	259 BPS semi-annually	08/20/11	4,130	119
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	260 BPS semi-annually	08/20/11	3,620	93
Government of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	4,840	(54)
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	6,200	429
Government of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	400 BPS semi-annually	10/20/10	1,450	133
Government of Brazil, 12.25%, 03/06/30	Bear Stearns Credit Products	Buy	103 BPS semi-annually	12/20/11	2,885	(7)
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	04/20/07	8,200	95
Government of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	108.5 BPS semi-annually	12/20/11	8,450	(60)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   73

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	300 BPS semi-annually	09/20/10	$1,440	$(124)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	261.5 BPS semi-annually	10/20/10	3,160	(221)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	140 BPS semi-annually	08/20/11	3,620	(69)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	140 BPS semi-annually	08/20/11	4,130	(90)
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	2,380	39
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	2,460	42
Government of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	7,340	(73)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	6,200	(511)
Government of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	335 BPS semi-annually	10/20/10	1,450	(144)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	6,155	(42)
Government of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	5,770	(42)
Government of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	185 BPS quarterly	06/20/11	1,955	63
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	185 BPS quarterly	06/20/11	4,815	173
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	205 BPS quarterly	06/20/11	2,420	106
Government of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	176.5 BPS quarterly	09/20/11	4,610	140
Government of Indonesia, 6.75%, 03/10/14	Morgan Stanley Capital Services	Sell	127 BPS quarterly	12/20/11	5,190	13
Government of Philippines, 10.63%, 03/16/25	Citibank, N.A.	Buy	199 BPS quarterly	06/20/11	1,955	(72)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	199 BPS quarterly	06/20/11	4,815	(190)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	221 BPS quarterly	06/20/11	2,420	(117)
Government of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	190 BPS quarterly	09/20/11	4,610	(158)
Government of Philippines, 10.63%, 03/16/25	Morgan Stanley Capital Services	Buy	132 BPS quarterly	12/20/11	5,190	(18)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	190 BPS semi-annually	07/20/10	5,950	164
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	176 BPS semi-annually	09/20/10	2,700	76
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	206 BPS semi-annually	06/20/11	2,770	87
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	162 BPS semi-annually	11/20/11	16,640	216
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	184 BPS semi-annually	08/20/10	6,500	162
Hanover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS quarterly	12/20/11	13,400	(8)
ICICI Bank Ltd., 5.75%, 11/16/2010	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	7,600	—
iStar Financial, Inc., 6.00%, 12/15/10	Goldman Sachs Capital Management	Buy	53 BPS quarterly	12/20/13	10,900	5
Kaupthing Bunadarbanki HF, 5.55%, 12/01/09	Credit Suisse International	Buy	51.4 BPS quarterly	12/20/11	4,400	(54)
Kaupthing Bunadarbanki HF, 5.55%, 12/01/09	Morgan Stanley Capital Services	Sell	31 BPS quarterly	12/20/07	EUR 11,000	27
Kroger Co., 5.50%, 02/01/13	Lehman Brothers Special Financing	Sell	38 BPS quarterly	03/20/12	$4,450	(3)
Kroger Co., 5.50%, 02/01/13	Lehman Brothers Special Financing	Buy	58 BPS quarterly	03/20/14	3,450	3
Landsbanki Island, 3.30%, 10/19/10	Morgan Stanley International	Sell	45 BPS quarterly	09/20/07	EUR 6,000	18
Lehman Brothers Special Financing, 6.63%, 01/18/12	Bear Stearns Credit Products	Sell	8 BPS quarterly	06/20/07	$6,600	— (h)
Linde AG Loan Facility, Tranche B, 5.85%, 11/03/07	Morgan Stanley Capital Services	Sell	25 BPS quarterly	03/20/08	GBP 1,925	(1)
Merrill Lynch & Co., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	7.5 BPS quarterly	06/20/07	$4,200	1
Merrill Lynch & Co., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	9.5 BPS quarterly	12/20/07	12,500	3
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	Deutsche Bank AG, New York	Sell	40 BPS quarterly	12/20/07	8,400	5
Morgan Stanley Dean Witter, 6.60%, 04/01/12	Deutsche Bank AG, New York	Sell	8 BPS quarterly	06/20/07	4,200	1
Munich Re Finance BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	Buy	7 BPS quarterly	12/20/11	13,400	(4)
Nordstrom, 6.95%, 03/14/28	Goldman Sachs Capital Management	Buy	30 BPS quarterly	03/20/14	5,500	(25)
Norfolk Southern Corp., 7.70%, 05/15/17	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	3,700	(2)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	116.5 BPS semi-annually	05/20/10	7,000	(163)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	125 BPS semi-annually	06/20/10	5,000	(126)

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	$1,465	$1
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	14,290	4
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	16,900	43
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	14,680	47
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	50 BPS semi-annually	11/20/11	16,640	(40)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	11,540	8
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	12,310	6
Russian Federation, 5.00%, 03/31/30	Bear Stearns Credit Products	Sell	45.5 BPS semi-annually	12/20/11	5,770	(7)
Russian Federation, 5.00%, 03/31/30	Citibank, N.A.	Buy	155 BPS semi-annually	04/20/10	10,000	(395)
Russian Federation, 5.00%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	1,465	(1)
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	104 BPS semi-annually	06/20/10	4,000	86
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	10,000	198
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Sell	140 BPS semi-annually	04/20/10	7,000	241
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	90 BPS semi-annually	07/20/10	5,950	(96)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	64 BPS semi-annually	09/20/10	2,700	(27)
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Buy	69 BPS semi-annually	06/20/11	2,770	(28)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	14,290	— (h)
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Sell	125 BPS semi-annually	04/20/10	11,100	332
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	90 BPS semi-annually	08/20/10	6,500	(106)
Sara Lee Corp., 6.13%, 11/01/32	Bear Stearns Credit Products	Buy	43 BPS quarterly	12/20/11	1,900	(4)
Solvay, 4.63%, 06/27/18	Union Bank of Switzerland AG	Buy	16.5 BPS quarterly	12/20/11	6,700	(3)
Suntrust Capital III, 2.48%, 03/15/28	Deutsche Bank AG, New York	Sell	48 BPS quarterly	06/30/07	7,600	11
Tate & Lyle, 6.50%, 06/28/12	Lehman Brothers Special Financing	Buy	42 BPS quarterly	12/20/14	7,650	59
Thales SA, 4.38%, 07/22/11	Morgan Stanley Capital Services	Buy	18 BPS quarterly	12/20/11	6,700	(16)
Union Pacific Corp., 6.13%, 01/15/12	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	3,700	1
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	29 BPS semi-annually	05/20/08	38,240	(62)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	105 BPS semi-annually	06/20/10	4,000	(92)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	10,000	(194)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Sell	66.75 BPS semi-annually	05/20/11	16,990	187
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	112 BPS semi-annually	04/20/10	7,000	(190)
United Mexican States, 7.50%, 04/08/33	Union Bank of Switzerland AG	Buy	113 BPS semi-annually	04/20/10	11,100	(307)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	100 BPS semi-annually	05/20/10	7,000	158
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	105 BPS semi-annually	06/20/10	5,000	118
Viacom, 5.75%, 04/30/11	Bear Stearns Credit Products	Buy	46 BPS quarterly	06/20/11	4,000	(14)
VTB Capital SA for Vnestorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS quarterly	03/20/08	7,670	—
						$887

(1)Premium paid of $69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   75

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (2)	FNMA, 30 Year, 5.50%, TBA	$98.38	03/06/07	$96,000	$794
Citibank, N.A. (2)	FNMA, 30 Year, 6.50%, TBA	101.81	03/06/07	92,300	122
Citibank, N.A. (2)	U.S. Treasury Note, 3.38%, 09/15/09	96.61	03/06/07	102,400	556
Citibank, N.A. (2)	U.S. Treasury Note, 3.38%, 09/15/09	96.65	03/06/07	128,500	646
Citibank, N.A. (2)	U.S. Treasury Note, 5.00%, 07/31/08	100.05	03/07/07	64,650	179
Citibank, N.A. (1)	FNMA, 30 Year, 5.00%, TBA	96.05	04/05/07	48,000	(470)
Citibank, N.A. (2)	FNMA, 30 Year, 5.00%, TBA	96.03	04/05/07	49,000	491
Citibank, N.A. (1)	FNMA, 30 Year, 6.00%, TBA	100.59	04/05/07	241,000	(590)
Credit Suisse International (1)	U.S. Treasury Note, 3.38%, 09/15/10	97.01	03/13/07	113,900	(1,105)
Credit Suisse International (2)	U.S. Treasury Note, 4.75%, 12/31/08	99.64	03/14/07	154,150	1,001
Credit Suisse International (2)	U.S. Treasury Note, 4.75%, 12/31/08	99.75	03/14/07	142,400	761
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 5.50%, TBA	98.78	03/06/07	98,300	(414)
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 5.50%, TBA	98.93	03/06/07	160,000	(437)
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.00%, TBA	100.50	03/06/07	3,000	11
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.00%, TBA	100.70	03/06/07	80,000	128
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 6.50%, TBA	101.72	03/06/07	23,500	53
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 7.00%, TBA	102.47	03/06/07	69,500	206
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 6.00%, TBA	100.63	04/05/07	94,600	(202)
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.00%, TBA	97.14	04/05/07	80,000	—
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.00%, TBA	96.06	04/05/07	31,800	309
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 5.00%, TBA	96.47	03/06/07	66,000	361
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.59	03/06/07	103,000	(627)
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.78	03/06/07	132,000	(556)
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 5.50%, TBA	98.94	03/06/07	55,000	(146)
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 6.00%, TBA	100.69	03/06/07	28,000	48
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 6.50%, TBA	101.80	03/06/07	25,000	37
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 6.50%, TBA	101.81	03/06/07	151,500	201
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 7.00%, TBA	102.41	03/06/07	10,000	36
Lehman Brothers Special Financing (2)	FNMA, 30 Year, 5.00%, TBA	96.03	04/05/07	234,000	2,345
Lehman Brothers Special Financing (1)	FNMA, 30 Year, 6.00%, TBA	100.59	04/05/07	159,000	(389)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 5.50%, TBA	98.91	03/06/07	31,000	(92)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 5.50%, TBA	98.95	03/06/07	62,000	(160)
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 6.00%, TBA	100.09	03/06/07	126,000	974
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 6.00%, TBA	100.69	03/06/07	62,000	106
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 6.00%, TBA	100.70	03/06/07	31,000	51
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 6.50%, TBA	101.71	03/06/07	7,500	(17)
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 7.00%, TBA	102.40	03/06/07	10,000	37
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 5.00%, TBA	96.01	04/05/07	126,000	1,292
Morgan Stanley Capital Services (2)	FNMA, 30 Year, 5.00%, TBA	97.08	04/05/07	79,000	—
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 5.50%, TBA	98.91	04/05/07	221,000	(638)
Morgan Stanley Capital Services (1)	FNMA, 30 Year, 6.00%, TBA	100.59	04/05/07	62,000	(152)
Union Bank of Switzerland AG (2)	FNMA, 30 Year, 5.50%, TBA	98.72	03/06/07	74,000	358
Union Bank of Switzerland AG (2)	FNMA, 30 Year, 6.50%, TBA	101.72	03/06/07	74,000	168
Union Bank of Switzerland AG (1)	FNMA, 30 Year, 6.00%, TBA	100.63	04/05/07	132,200	(283)
					$4,993

(1)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(2)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 120.0%
	Asset-Backed Securities — 19.7%
1,403	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.82%, 02/15/12 (e) (m)	1,406
	AmeriCredit Automobile Receivables Trust,
1,796	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	1,768
3,246	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	3,234
737	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	730
1,850	Capital One Multi-Asset Execution Trust, Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	1,838
72	CARSS Finance LP (Cayman Islands), Series 2004-A, Class B1, FRN, 5.60%, 01/15/11 (e) (m)	73
1,700	Citibank Credit Card Issuance Trust, FRN, 5.54%, 01/09/12 (m)	1,700
3,050	Citigroup Mortgage Loan Trust Inc, Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	3,018
1,400	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	1,389
4,000	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	3,962
4,550	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, FRN, 5.51%, 03/25/36 (m)	4,557
3,350	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 5.50%, 02/25/36 (m)	3,355
3,200	Home Equity Asset Trust, Series 2006-3, Class2A3, FRN, 5.50%, 07/25/36 (m)	3,206
4,419	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, FRN, 5.51%, 01/25/36 (m)	4,428
4,250	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, FRN, 5.51%, 03/25/36 (m)	4,259
3,550	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 5.51%, 01/25/36 (m)	3,556
2,100	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 5.52%, 01/25/37 (m)	2,101
2,650	Morgan Stanley ABS Capital I, Series 2006-HE6, Class M2, FRN, 5.62%, 09/25/36 (m)	2,650
2,447	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	2,425
2,234	Onyx Acceptance Grantor Trust, Series 2003-D, Series A4, 3.20%, 03/15/10 (m)	2,211
3,000	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, FRN, 5.52%, 02/25/36 (m)	3,004
3,850	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 5.51%, 03/25/36 (m)	3,852
2,950	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 5.50%, 12/25/35 (m)	2,954
3,087	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10	3,039
1,681	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10	1,662
2,992	World Omni Auto Receivables Trust, Series 2003-B, Class A4, 2.87%, 11/15/10	2,959
	Total Asset Backed Securities (Cost $69,562)	69,336
	Collateralized Mortgage Obligations — 15.6%
	Agency CMO — 5.3%
	Federal Home Loan Mortgage Corp.,
28,898	Series 240, Class S22, IF, IO, 1.83%, 07/01/36 (m)	2,249
4,898	Series 2564, Class LS, IF, IO, 2.33%, 01/15/17 (m)	235
6,531	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	168
2,698	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	278
2,099	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	102
12,756	Series 2791, Class SI, IF, IO, 1.83%, 12/15/31 (m)	766
13,836	Series 2813, Class SB, IF, IO, 1.73%, 02/15/34 (m)	869
19,930	Series 2850, Class SM, IF, IO, 1.83%, 12/15/30 (m)	817
4,403	Series 2894, Class S, IF, IO, 1.88%, 03/15/31 (m)	231
4,495	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	351
	Federal National Mortgage Association,
3,720	Series 2003-3, Class HS, IF, IO, 2.33%, 09/25/16 (m)	167
4,457	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	208
6,770	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	513
3,390	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	3,440
4,286	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	4,352
3,692	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	3,748

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   77

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
	Government National Mortgage Association,
11	Series 2002-24, Class FA, FRN, 5.82%, 04/16/32 (m)	11
1,071	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	30
2,455	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	121
468	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	7
		18,663
	Non-Agency CMO — 10.3%
182	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	181
1,999	Banc of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	1,998
4,870	Countrywide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.50%, 01/25/36 (m)	4,884
4,118	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	4,062
2,397	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	2,407
1,561	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 08/25/36 (m)	1,566
3,200	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	3,185
3,700	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.98%, 06/25/34	3,682
5,756	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, 07/25/34	5,751
	Wells Fargo Mortgage Backed Securities Trust,
2,206	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33	2,181
6,269	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	6,239
		36,136
	Total Collateralized Mortgage Obligations (Cost $55,753)	54,799
	Commercial Mortgage-Backed Securities — 16.0%
1,150	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,125
10,712	CalSTRS Trust, Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	10,608
	CS First Boston Mortgage Securities Corp.,
1,800	Series 2001-CK6, Class A3, 6.39%, 08/15/36 (m)	1,886
2,300	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	2,386
3,700	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,629
	Greenwich Capital Commercial Funding Corp.,
1,350	Series 2003-C1, Class A2, 3.29%, 07/05/35 (m)	1,299
1,800	Series 2007-GG9 A2, Class A2, 5.38%, 03/10/39	1,809
2,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	1,976
	LB-UBS Commercial Mortgage Trust,
3,050	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	2,991
5,600	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	5,473
3,400	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	3,283
5,200	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	5,058
2,900	Series 2007-C1, Class A2, 5.32%, 02/15/40 (m)	2,914
1,300	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A2, VAR, 5.22%, 11/12/37 (m)	1,308
	Morgan Stanley Capital I,
5,673	Series 1998-HF2, Class A2, 6.48%, 11/15/30 (m)	5,736
3,100	Series 2006-T21, Class A2, 5.09%, 10/12/52 (m)	3,098
1,950	Wachovia Bank Commercial Mortgage Trust, Series 2005-CI7, Class A2, 4.78%, 03/15/42	1,932
	Total Commercial Mortgage-Backed Securities (Cost $57,825)	56,511
	Corporate Bonds — 30.6%
	Automobiles — 0.4%
1,300	DaimlerChrysler NA Holding Corp., 5.75%, 05/18/09 (m)	1,312
	Beverages — 0.4%
1,600	Miller Brewing Co., 4.25%, 08/15/08 (e) (m)	1,577
	Capital Markets — 1.8%
2,350	Goldman Sachs Group, Inc., (The), 5.30%, 02/14/12 (m)	2,365
3,800	Links Finance LLC, FRN, 5.61%, 09/15/08 (e) (i)	3,803
		6,168
	Commercial Banks — 7.6%
2,700	Artesia Bank S.C. (Belgium), 7.25% to 09/17/07; thereafter VAR, 09/29/49 (e) (m)	2,726
1,600	BAC Capital Trust XIV, 5.63% to 03/15/12; thereafter VAR, 12/31/49 (m)	1,616
3,250	BNP US Funding LLC, 7.74% to 12/05/07; thereafer VAR, 12/29/49 (e) (m)	3,298
1,400	DBS Capital Funding Corp. (Cayman Islands), 7.66% to 03/15/11; thereafter VAR, 03/31/49 (e) (m)	1,519

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,150	Deutsche Bank Capital Funding Trust I, 7.87% to 06/30/09; thereafter VAR 12/29/49 (e) (m)	1,213
900	Glitnir Banki HF (Iceland), VAR, 6.69%, 06/15/16 (e) (m)	940
1,000	Hana Bank (South Korea), 4.13%, 03/11/09	980
1,350	ICICI Bank Ltd. (Singapore), 5.75%, 11/16/10 (e) (m)	1,364
	Landsbanki Islands HF (Iceland),
850	6.10%, 08/25/11 (e) (m)	880
1,000	FRN, 6.06%, 08/25/09 (e) (m)	1,007
3,050	Public Bank Berhad (Malaysia), VAR, 5.63%, 09/22/14	3,068
350	Royal Bank of Scotland Group plc ADR (United Kingdom), Series 1, 9.12%, 03/31/49 (m)	388
2,950	Svenska Handelsbanken AB (Sweden), 7.13% to 09/07/07; thereafter VAR, 03/29/49 (e)	2,954
1,750	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 6.12%, 09/21/07 (e) (m)	1,753
1,950	Wachovia Capital Trust III, 5.80% to 03/15/11; thereafter VAR, 03/15/42	1,982
1,150	Woori Bank (South Korea), 4.88%, 07/02/13	1,140
		26,828
	Consumer Finance — 0.7%
800	Capital One Financial Corp., 5.70%, 09/15/11 (m)	813
1,700	International Lease Finance Corp., 5.35%, 03/01/12 (m)	1,711
		2,524
	Diversified Financial Services — 8.2%
	CIT Group, Inc.,
1,500	5.40%, 02/13/12 (m)	1,512
1,914	5.75%, 09/25/07 (m)	1,919
	Counts Trust,
2,050	Series 2002-10, FRN, 6.14%, 08/15/07 (e) (i)	2,056
2,050	Series 2002-11, FRN, 6.19%, 08/15/07 (e) (i)	2,055
400	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e)	406
4,000	K2 Corp., VAR, 5.37%, 02/15/09 (i)	4,000
3,800	Mizuho JGB Investment LLC, 9.87% to 06/30/08; thereafter VAR, 12/29/49 (e) (m)	4,011
6,050	Natexis Ambs Co. LLC, 8.44% to 06/30/08; thereafter VAR, 12/29/49 (e) (m)	6,288
3,100	RACERS, Series 2005-16, Class C, FRN, 5.36%, 09/20/07 (e) (i)	3,099
1,300	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 5.71%, 11/13/09 (e)	1,301
2,150	ZFS Finance USA Trust I, VAR, 6.15%, 12/15/65 (e)	2,199
		28,846
	Diversified Telecommunication Services — 0.5%
1,900	Telefonica Emisiones SAU (Spain), 5.98%, 06/20/11	1,952
	Electric Utilities — 1.7%
1,400	Alabama Power Capital Trust V, VAR, 5.50%, 10/01/42 (m)	1,405
	Appalachian Power Co.,
1,000	3.60%, 05/15/08 (m)	982
650	5.55%, 04/01/11 (m)	656
2,800	PSEG Funding Trust I, 5.38%, 11/16/07 (m)	2,800
		5,843
	Food & Staples Retailing — 0.4%
1,400	CVS Corp., 4.00%, 09/15/09 (m)	1,361
	Food Products — 0.5%
1,800	Tate & Lyle International Finance plc (United Kingdom), 5.00%, 11/15/14 (e)	1,738
	Insurance — 0.6%
2,150	Hartford Financial Services Group, Inc., 5.66%, 11/16/08 (m)	2,162
	Media — 3.0%
1,000	Comcast Cable Communications LLC, 6.75%, 01/30/11 (m)	1,055
2,850	COX Communications, Inc., 4.63%, 01/15/10 (m)	2,811
1,800	Time Warner Entertainment Co., LP, 7.25%, 09/01/08	1,842
2,500	Time Warner, Inc., 5.50%, 11/15/11	2,528
2,200	Viacom, Inc., 5.75%, 04/30/11	2,236
		10,472
	Multi-Utilities — 1.1%
2,100	Dominion Resources, Inc., SUB, 5.69%, 05/15/08 (m)	2,111
1,700	Midamerican Energy Holdings Co., 7.52%, 09/15/08 (m)	1,754
		3,865

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   79

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 1.7%
2,450	Pemex Project Funding Master Trust, FRN, 6.66%, 06/15/10 (e) (m)	2,515
3,400	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	3,417
		5,932
	Real Estate Investment Trusts (REITs) — 0.7%
	iStar Financial, Inc.,
800	5.38%, 04/15/10 (m)	799
1,750	Series B, 4.88%, 01/15/09 (m)	1,737
		2,536
	Real Estate Management & Development — 0.8%
2,750	Socgen Real Estate Co. LLC, 7.64% to 09/30/07; thereafter VAR, 12/29/49 (e)	2,786
	Thrifts & Mortgage Finance — 0.5%
1,900	Washington Mutual Preferred Funding Delaware, 6.53% to 03/15/11; thereafter VAR, 03/29/49 (e)	1,915
	Total Corporate Bonds (Cost $108,387)	107,817
	Foreign Government Securities — 4.3%
4,670	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	4,730
3,200	Province of Manitoba (Canada), 4.90%, 12/06/16 (m)	3,185
4,550	Republic of Chile (Chile), FRN, 5.76%, 01/28/08 (m)	4,561
1,100	Russian Federation (Russia), 10.00%, 06/26/07 (e) (m)	1,114
1,500	United Mexican States (Mexico), FRN, 6.06%, 01/13/09	1,510
	Total Foreign Government Securities (Cost $15,237)	15,100
	Mortgage Pass-Through Securities — 31.1%
29,777	Federal National Mortgage Association, Various Pools, 7.00%, 01/01/35–01/01/37 (m)	30,615
	Federal National Mortgage Association, Various Pools,
19,330	TBA, 5.00%, 03/25/36–04/25/36	18,762
21,500	TBA, 5.50%, 03/25/37	21,325
30,000	TBA, 6.00%, 03/25/37–04/25/37	30,251
8,250	TBA, 6.50%, 03/25/37–04/25/37	8,409
13	Government National Mortgage Association Pool, 8.50%, 08/15/30 (m)	14
	Total Mortgage Pass-Through Securities (Cost $109,089)	109,376
	U.S. Government Agency Securities — 2.0%
6,700	Federal National Mortgage Association, 7.25%, 01/15/10 (m)
	(Cost $7,122)	7,134
	U.S. Treasury Obligations — 0.7%
2,401	U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/17 (Cost $2,425)	2,443
	Total Long-Term Investments (Cost $425,400)	422,516

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Option Purchased — 0.7%
	Call Options Purchased — 0.1%
12	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	1
20	30 Day Federal Funds Futures, Expiring 04/30/07 @ $95.00, American Style	1
64	90 Day Eurodollar Futures, Expiring 04/13/07 @ $94.88, American Style	7
53	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.75, American Style	3

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	Call Options Purchased on Interest Rate Swaps:
19,400	Expiring 11/02/09. If exercised the Fund receives 4.49% and pays floating 3 month LIBOR expiring 11/04/19, European Style	304
	Total Call Options Purchased	316
	Receiver/Payer Straddles on Interest Rate Swaps — 0.4%
2,730	Expiring 03/02/07. If exercised the Fund pays/receives 5.31% and receives/pays floating 3 month LIBOR expiring 03/06/17, European Style	46
2,730	Expiring 03/13/07. If exercised the Fund pays/receives 5.33% and receives/pays floating 3 month LIBOR expiring 03/15/17, European Style	51
2,375	Expiring 03/16/07. If exercised the Fund pays/receives 5.19% and receives/pays floating 3 month LIBOR expiring 03/20/17, European Style	28
2,625	Expiring 03/27/07. If exercised the Fund pays/receives 5.10% and receives/pays floating 3 month LIBOR expiring 03/29/17, European Style	34

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
45,125	Expiring 04/10/07. If exercised the Fund pays/receives 4.88% and receives/pays floating 3 month LIBOR expiring 04/12/08, European Style	132
26,960	Expiring 06/01/07. If exercised the Fund pays/receives 4.74% and receives/pays floating 3 month LIBOR expiring 06/05/08, European Style	97
18,050	Expiring 01/03/08. If exercised the Fund pays/receives 4.89% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	93
18,050	Expiring 01/03/08. If exercised the Fund pays/receives 4.95% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	94
26,900	Expiring 01/04/08. If exercised the Fund pays/receives 4.84% and receives/pays floating 3 month LIBOR expiring 01/08/09, European Style	139
17,700	Expiring 01/07/08. If exercised the Fund pays/receives 4.94% and receives/pays floating 3 month LIBOR expiring 01/09/09, European Style	92
33,575	Expiring 01/22/08. If exercised the Fund pays/receives 5.12% and receives/pays floating 3 month LIBOR expiring 01/24/09, European Style	194
3,506	Expiring 01/03/14. If exercised the Fund pays/receives 5.42% and receives/pays floating 3 month LIBOR expiring 01/07/24, European Style	297
2,010	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	117
2,515	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	146
	Total Receiver/Payer Straddles on Interest Rate Swaps	1,560
NUMBER OF CONTRACTS
	Put Options Purchased — 0.2%
24	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.00, American Style	11
48	90 Day Eurodollar Futures, Expiring 12/17/07 @ $94.75, American Style	9
117	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	2

NOTIONAL AMOUNT($)
	Put Options Purchased on Interest Rate Swaps:
86,720	Expiring 04/26/07. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 04/30/08, European Style	35
16,795	Expiring 05/01/07. If exercised the Fund pays 5.54% and receives floating 3 month LIBOR expiring 05/03/12, European Style	5
10,070	Expiring 05/08/07. If exercised the Fund pays 5.50% and receives floating 3 month LIBOR expiring 05/10/12, European Style	4
16,445	Expiring 05/16/07. If exercised the Fund pays 5.41% and receives floating 3 month LIBOR expiring 05/18/12, European Style	14
9,370	Expiring 06/15/07. If exercised the Fund pays 4.91% and receives floating 3 month LIBOR expiring 06/19/08, European Style	19
50,780	Expiring 10/02/08. If exercised the Fund pays 4.46% and receives floating 3 month LIBOR expiring 10/06/18, European Style	519
7,197	Expiring 02/16/10. If exercised the Fund pays 5.85% and receives floating 3 month LIBOR expiring 02/18/20, European Style	134
	Total Put Options Purchased	752
	Total Options Purchased (Cost $3,140)	2,628

SHARES
Short-Term Investments — 1.4%
	Investment Company — 1.2%
4,080	JPMorgan Prime Money Market Fund (b) (m) (Cost $4,080)	4,080

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   81

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	U.S. Treasury Securities — 0.2%
	U.S. Treasury Bills
790	5.04%, 03/08/07 (k) (n)	789
25	5.07%, 05/24/07 (k) (n)	25
	Total U.S. Treasury Securities (Cost $814)	814
	Total Short-Term Investments (Cost $4,894)	4,894
	Total Investments — 122.1% (Cost $433,434)	430,038
	Liabilities in Excess of Other Assets — (22.1)%	(77,917)
	NET ASSETS — 100.0%	$352,121

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
22	30 Day Federal Funds	April, 2007	$8,686	$(1)
36	Eurodollar	June, 2007	8,533	1
	Short Futures Outstanding
(227)	2 Year U.S. Treasury Notes	June, 2007	(46,524)	(68)
(512)	5 Year U.S. Treasury Notes	June, 2007	(54,248)	(283)
(70)	10 Year U.S. Treasury Notes	June, 2007	(7,602)	(53)
(72)	Eurodollar	June, 2007	(17,066)	53
(72)	Eurodollar	September, 2007	(17,099)	(8)
(56)	Eurodollar	December, 2007	(13,321)	45
(60)	Eurodollar	March, 2008	(14,288)	(19)
(48)	Eurodollar	June, 2008	(11,435)	(99)
				$(432)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE (USD)
$(21,500)	FNMA, TBA, 5.50%, 04/25/37	$(21,325)
	(Proceeds received $21,209)

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
90 Day Eurodollar Future, American Style	$96.00	09/17/07	106	$(3)
(Premiums Received $18)

Call Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc	5.96% semi-annually	10/02/08	10/06/18	$43,541	$(312)
Goldman Sachs Capital Management	4.74% semi-annually	06/01/07	06/05/08	26,960	(4)
(Premiums Received $607)					$(316)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
30 Day Federal Funds Future, American Style	$94.94	04/30/07	10	$(7)
90 Day Eurodollar Future, American Style	94.75	09/17/07	48	(7)
(Premiums Received $14)				$(14)

Put Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.99% semi-annually	11/02/09	11/04/19	$19,400	$(270)
Barclays Bank plc	5.49% semi-annually	04/02/07	04/04/12	20,995	(2)
Barclays Bank plc	5.40% semi-annually	04/26/07	04/30/08	86,720	(10)
Goldman Sachs Capital Management	5.45% semi-annually	04/05/07	04/11/12	12,600	(2)
Goldman Sachs Capital Management	5.36% semi-annually	04/16/07	04/18/12	20,555	(11)
(Premiums Received $496)					$(295)

Receiver/Payer Straddle on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc	5.19% semi-annually	01/04/12	01/06/17	$8,850	$(428)
Bear Stearns	5.24% semi-annually	01/04/10	01/06/20	3,154	(219)
Credit Suisse International	5.20% semi-annually	01/05/09	01/07/19	5,189	(300)
Credit Suisse International	5.56% semi-annually	01/24/14	01/29/24	1,675	(142)
Goldman Sachs Capital Management	4.73% semi-annually	12/12/07	12/14/08	54,150	(272)
Goldman Sachs Capital Management	5.25% semi-annually	01/25/10	01/25/10	9,233	(382)
Goldman Sachs Capital Management	5.23% semi-annually	12/06/13	12/10/23	6,009	(514)
(Premiums Received $2,374)					$(2,257)

*	The Fund would receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund would pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

****	European Style

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   83

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.24% semi-annually	3 month LIBOR quarterly	11/04/19	$9,447	$(17)
Bank of America	5.47% semi-annually	3 month LIBOR quarterly	11/04/19	628	(11)
Barclays Bank plc	4.96% semi-annually	3 month LIBOR quarterly	12/14/08	2,164	(2)
Barclays Bank plc	4.85% semi-annually	3 month LIBOR quarterly	12/14/08	2,418	—
Barclays Bank plc	5.01% semi-annually	3 month LIBOR quarterly	12/14/08	1,895	(3)
Barclays Bank plc	5.00% semi-annually	3 month LIBOR quarterly	01/07/09	3,201	(5)
Barclays Bank plc	3 month LIBOR quarterly	4.84% semi-annually	01/08/09	1,309	— (h)
Barclays Bank plc	5.03% semi-annually	3 month LIBOR quarterly	01/24/09	2,577	(5)
Barclays Bank plc	5.07% semi-annually	3 month LIBOR quarterly	11/13/11	1,960	(33)
Barclays Bank plc	3 month LIBOR quarterly	5.10% semi-annually	01/27/15	643	—
Barclays Bank plc	5.21% semi-annually	3 month LIBOR quarterly	10/06/18	19,422	(105)
Barclays Bank plc	3 month LIBOR quarterly	5.35% semi-annually	02/18/20	2,362	18
Citibank, N.A.	5.25% semi-annually	3 month LIBOR quarterly	02/16/17	240	(3)
Citibank, N.A.	5.19% semi-annually	3 month LIBOR quarterly	02/23/17	1,510	(11)
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/27/17	315	(4)
Citibank, N.A.	5.16% semi-annually	3 month LIBOR quarterly	02/28/17	595	(3)
Citibank, N.A.	5.10% semi-annually	3 month LIBOR quarterly	03/02/17	1,790	—
Credit Suisse International	4.77% semi-annually	3 month LIBOR quarterly	01/24/09	8,192	5
Credit Suisse International	5.40% semi-annually	3 month LIBOR quarterly	01/06/17	407	(2)
Credit Suisse International	5.48% semi-annually	3 month LIBOR quarterly	01/07/24	511	(2)
Credit Suisse International	3 month LIBOR quarterly	5.56% semi-annually	01/29/24	226	2
Credit Suisse International	5.41% semi-annually	3 month LIBOR quarterly	01/26/32	184	(5)
Deutsche Bank AG, New York	5.30% semi-annually	3 month LIBOR quarterly	01/26/17	1,400	(22)
Deutsche Bank AG, New York	5.42% semi-annually	3 month LIBOR quarterly	01/26/32	235	(6)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.31% semi-annually	06/05/08	13,075	28
Goldman Sachs Capital Management	5.18% semi-annually	3 month LIBOR quarterly	04/30/09	10,040	(36)
Goldman Sachs Capital Management	5.20% semi-annually	3 month LIBOR quarterly	04/30/09	8,915	(33)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.25% semi-annually	01/27/15	462	2
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.21% semi-annually	02/22/17	1,349	13
Lehman Brothers Special Financing (1)	3 month LIBOR quarterly	5.16% semi-annually	04/12/08	26,759	(6)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.41% semi-annually	04/12/08	2,887	6
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.35% semi-annually	06/19/08	7,005	19
Merrill Lynch Capital Services	5.00% semi-annually	3 month LIBOR quarterly	01/24/09	2,683	(4)
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.04% semi-annually	01/24/09	2,157	4
					$(221)

(1)	Premium received of $91

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Alltel, 7.00%, 07/01/12	Bank of America	Sell	82 BPS quarterly	03/20/12	$2,200	$14
Alltel, 7.00%, 07/01/12	Morgan Stanley Capital Services	Buy	117 BPS quarterly	03/20/14	1,850	(12)
Autozone, Inc., 5.88%, 10/15/12	Bank of America	Sell	40 BPS quarterly	03/20/12	660	1
Autozone, Inc., 5.88%, 10/15/12	Bank of America	Buy	58 BPS quarterly	03/20/14	950	(3)
Bear Stearns & Co., 7.63%, 12/07/09	Deutsche Bank AG, New York	Sell	8 BPS quarterly	06/20/07	4,900	1
Berkshire Hathaway, Inc., 9.75%, 01/15/18	Deutsche Bank AG, New York	Sell	20 BPS quarterly	03/20/10	8,800	44
Burlington Northern Santa Fe Corp., 6.75%, 07/15/11	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	850	— (h)
Caterpillar, Inc., 6.55%, 05/01/11	Morgan Stanley Capital Services	Buy	16 BPS quarterly	03/20/12	850	(1)
Cisco Systems, Inc., 5.25%, 02/22/11	Lehman Brothers Special Financing	Buy	11 BPS quarterly	03/20/12	1,500	(2)
Coca-Cola, 6.13%, 08/15/11	Merrill Lynch International	Buy	23 BPS quarterly	03/20/12	900	(2)
Corning, Inc., 6.30%, 03/01/09	Goldman Sachs Capital Management	Sell	43 BPS quarterly	06/20/11	3,000	20
Countrywide Financial Corp., 4.00%, 03/22/11	Citibank, N.A.	Sell	49 BPS quarterly	03/20/12	1,200	1
CSX Corp., 5.30%, 02/15/14	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	850	— (h)
Dow Jones CDX.NA.IG.6	Lehman Brothers Special Financing (2)	Sell	50 BPS quarterly	06/20/13	3,400	19
Gannett Co., 6.38%, 03/31/12	Lehman Brothers Special Financing	Buy	63 BPS quarterly	03/20/14	1,350	(20)
Gazprom, 9.63%, 03/01/13	Union Bank of Switzerland AG	Sell	39 BPS semi-annually	12/20/07	4,000	— (h)
General Electric Capital Corp., 3.50%, 05/01/08	Citibank, N.A.	Sell	14 BPS quarterly	12/20/07	23,000	30
Goldman Sachs Group, Inc., 6.60%, 01/15/12	Deutsche Bank AG, New York	Sell	7.5 BPS quarterly	06/20/07	4,900	1
Kroger Co. (The), 5.50%, 02/01/13	Lehman Brothers Special Financing	Sell	38 BPS quarterly	03/20/12	600	(1)
Kroger Co. (The), 5.50%, 02/01/13	Lehman Brothers Special Financing	Buy	58 BPS quarterly	03/20/14	950	1
Lehman Brothers, Inc., 6.63%, 01/18/12	Bear Stearns Credit Products	Sell	8 BPS quarterly	06/20/07	7,400	— (h)
Merrill Lynch & Co., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	7.5 BPS quarterly	06/20/07	4,900	1
Merrill Lynch & Co., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	9.5 BPS quarterly	12/20/07	6,000	2
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	Deutsche Bank AG, New York	Sell	40 BPS quarterly	12/20/07	2,600	2
Morgan Stanley Dean Witter, 6.60%, 04/01/12	Deutsche Bank AG, New York	Sell	8 BPS quarterly	06/20/07	4,900	1
Nordstrom, 6.95%, 03/14/28	Goldman Sachs Capital Management	Buy	30 BPS quarterly	03/20/14	1,300	(6)
Norfolk Southern Corp., 7.70%, 05/15/17	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	850	— (h)
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	330	— (h)
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	3,240	1
Russian Federation, 5.00%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	3,240	— (h)
Russian Federation, 5.00%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	330	— (h)
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	104 BPS semi-annually	06/20/10	4,000	86
Russian Federation, 5.00%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	15,000	297
Russian Federation, 5.00%, 03/31/30	Morgan Stanley Capital Services	Sell	140 BPS semi-annually	04/20/10	10,000	344
Sara Lee Corp., 6.13%, 11/01/32	Bear Stearns Credit Products	Buy	43 BPS quarterly	12/20/11	1,100	(2)
SunTrust Capital, 2.48%, 03/15/28	Deutsche Bank AG, New York	Sell	48 BPS quarterly	06/30/07	12,400	18
Tate & Lyle, 6.50%, 06/28/12	Lehman Brothers Special Financing	Buy	42 BPS semi-annually	12/20/14	1,800	14
Union Pacific Corp., 6.13%, 01/15/12	Union Bank of Switzerland AG	Buy	43 BPS quarterly	03/20/14	850	— (h)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	29 BPS semi-annually	05/20/08	26,260	(42)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	105 BPS semi-annually	06/20/10	4,000	(92)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	15,000	(291)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Sell	66.75 BPS semi-annually	05/20/11	11,670	128
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	112 BPS semi-annually	04/20/10	10,000	(271)
Viacom, Inc., 5.75%, 04/30/11	Bear Stearns	Buy	46 BPS quarterly	06/20/11	2,200	(8)
VTB Capital SA for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	1,650	—
						$273

(2)	Premium paid of $15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   85

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (2)	U.S. Treasury Note, 3.38%, 09/15/09	$96.65	03/06/07	$18,350	$92
Citibank, N.A. (1)	U.S. Treasury Note, 4.13%, 08/15/10	98.03	03/06/07	16,950	(129)
Citibank, N.A. (1)	FNMA, 30 Year, 5.00%, TBA	96.05	04/05/07	4,330	(42)
Citibank, N.A. (1)	FNMA, 30 Year, 6.00%, TBA	100.59	04/05/07	30,000	(73)
Credit Suisse International (2)	U.S. Treasury Note, 4.75%, 12/31/08	99.64	03/14/07	182,500	1,185
Deutsche Bank AG, New York (1)	FNMA, 30 Year, 6.50%, TBA	101.70	03/06/07	8,250	(20)
Deutsche Bank AG, New York (2)	FNMA, 30 Year, 5.00%, TBA	97.14	04/05/07	15,000	—
					$1,013

(1)Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(2)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 121.1%
	Asset-Backed Securities — 8.6%
	AmeriCredit Automobile Receivables Trust,
5	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	5
8	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	8
4	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	4
40	BMW Vehicle Owner Trust, Series 2006-A, Class A3, 5.13%, 09/27/10 (m)	40
	Capital One Auto Finance Trust,
17	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	17
130	Series 2005-C, Class A4A, 4.71%, 06/15/12 (m)	129
65	Carmax Auto Owner Trust, Series 2006-2, Class A3, 5.15%, 02/15/11 (m)	65
125	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, FRN, 5.54%, 01/09/12 (m)	125
250	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A , FRN, 5.47%, 08/25/36 (m)	250
80	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	80
200	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF12, Class M2, FRN, 5.62%, 09/25/36 (m)	200
	Ford Credit Auto Owner Trust,
75	Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	74
105	Series 2005-C, Class A4, 4.36%, 06/15/10 (m)	104
250	GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2B, FRN, 5.47%, 08/25/36 (m)	250
124	Harley-Davidson Motorcycle Trust, Series 2006-3, Class A2, 5.42%, 02/15/10 (m)	125
34	Household Automotive Trust, Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	33
189	Lehman XS Trust, Series 2006-12N, Class A1A1, FRN, 5.40%, 08/25/46 (m)	189
7	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09 (m)	6
225	MASTR Asset Backed Securities Trust, Series 2006-HE, Class A3, FRN, 5.47%, 08/25/36 (m)	225
	Onyx Acceptance Grantor Trust,
6	Series 2003-C, Class A4, 2.66%, 05/17/10 (m)	6
5	Series 2003-D, Class A4, 3.20%, 03/15/10 (m)	5
	Option One Mortgage Loan Trust,
7	Series 2003-4, Class A2, FRN, 5.64%, 07/25/33 (m)	7
2	Series 2003-5, Class A2, FRN , 5.64%, 08/25/33 (m)	2
55	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15 (m)	59
	Residential Asset Securities Corp.,
1	Series 2002-KS4, Class AIIB, FRN, 5.82%, 07/25/32 (m)	1
2	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33 (m)	2
13	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	13
4	Wachovia Asset Securitization, Inc., Series 2002-HE2, Class A, FRN, 5.75%, 12/25/32 (m)	4
	WFS Financial Owner Trust,
30	Series 2003-3, Class A4, 3.25%, 05/20/11 (m)	30
8	Series 2003-4, Class A4, 3.15%, 05/20/11 (m)	8
55	World Omni Auto Receivables Trust, Series 2006-B, Class A3, 5.15%, 11/15/10 (m)	55
	Total Asset-Backed Securities (Cost $2,121)	2,121
	Collateralized Mortgage Obligations — 8.5%
	Agency CMO — 2.3%
68	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class GA, 5.00%, 11/15/28 (m)	68
	Federal National Mortgage Association, REMIC,
43	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	44
51	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	51
42	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	43
51	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	52
46	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	47
209	Series 2006-115, Class BF, FRN, 5.56%, 12/25/36 (m)	209
48	Federal National Mortgage Association Whole Loan, Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	47
		561
	Non-Agency CMO — 6.2%
88	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A1, 5.50%, 12/25/33 (m)	87
	Countrywide Alternative Loan Trust,
63	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	63
77	Series 2006-23CB, Class 2A1, 6.50%, 08/25/36 (m)	78
125	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	125
1,393	CS First Boston Mortgage Securities Corp., Series 1997-2, Class X, IO, VAR, 0.89%, 06/25/20 (e)	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   87

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1	DLJ Mortgage Acceptance Corp., Series 1997-D, Class CTFS, HB, VAR, 80.45%, 07/28/27 (e) (i)	1
227	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, FRN, 5.53%, 11/19/36 (m)	228
86	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	87
16	MASTR Alternative Loans Trust, Series 2004-13, Class 10A1, 8.00%, 01/25/35 (m)	17
200	Permanent Master Issuer plc (United Kingdom), Series 2006-12A, Class 2A, FRN, 5.40%, 10/15/15 (m)	200
	Residential Accredit Loans, Inc.,
41	Series 2006-QS6, Class 1A2, 6.00%, 06/25/36 (m)	41
90	Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	91
95	Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	95
55	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 05/25/36 (m)	56
238	Thornburg Mortgage Securities Trust, Series 2006-6, Class A1, FRN, 5.43%, 12/25/36 (m)	237
51	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36 (m)	51
55	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR3, Class A1, FRN, 5.71%, 03/25/36 (m)	55
		1,518
	Total Collateralized Mortgage Obligations (Cost $2,071)	2,079
	Commercial Mortgage-Backed Securities — 2.4%
25	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, 4.52%, 11/11/41 (m)	24
150	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.38%, 12/18/35 (m)	156
45	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.11%, 07/05/35 (m)	43
60	LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2, 6.65%, 11/15/27 (m)	63
96	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 5.44%, 09/15/21 (e) (m)	96
100	Morgan Stanley Capital I , Series 2007-HQ11, Class A4, VAR, 5.45%, 02/20/44 (m)	101
20	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	20
85	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48 (m)	85
	Total Commercial Mortgage-Backed Securities (Cost $581)	588
	Corporate Bonds — 40.2%
	Aerospace & Defense — 0.2%
40	L-3 Communications Corp., 5.88%, 01/15/15 (m)	39
	Air Freight & Logistics — 0.5%
125	FedEx Corp., FRN, 5.44%, 08/08/07 (m)	125
	Auto Components — 0.3%
35	Tenneco, Inc., 8.63%, 11/15/14 (m)	36
30	TRW Automotive, Inc., 11.00%, 02/15/13 (m)	33
15	United Components, Inc., 9.38%, 06/15/13 (m)	16
		85
	Building Products — 0.2%
40	Owens Corning, Inc., 7.00%, 12/01/36 (e) (m)	42
	Capital Markets — 6.4%
45	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	44
250	Bear Stearns Cos., Inc. (The), FRN, 5.45%, 08/21/09 (m)	250
	Credit Suisse, Nassau Branch (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (Turkey)
TRL350	14.00%, 01/19/11	145
120	14.00%, 01/19/11	76
	Goldman Sachs Group, Inc.,
$20	5.63%, 01/15/17 (m)	20
90	5.95%, 01/15/27 (m)	90
125	FRN, 5.46%, 06/23/09 (m)	125
	Lehman Brothers Holdings, Inc.,
85	5.50%, 04/04/16 (m)	86
125	FRN, 5.61%, 11/10/09 (m)	125
	Merrill Lynch & Co., Inc.,
100	6.22%, 09/15/26 (m)	103
250	FRN, 5.45%, 08/14/09 (m)	250
100	FRN, 5.56%, 11/01/11 (m)	100
170	Morgan Stanley, 4.75%, 04/01/14 (m)	163
		1,577
	Chemicals — 0.5%
15	Huntsman LLC, 11.50%, 07/15/12 (m)	17

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
20	Ineos Group Holdings (United Kingdom) plc, 8.50%, 02/15/16 (e) (m)	19
20	Lyondell Chemical Co., 10.50%, 06/01/13 (m)	22
25	Nalco Co., 7.75%, 11/15/11 (m)	26
30	PolyOne Corp., 8.88%, 05/01/12 (m)	30
		114
	Commercial Banks — 6.5%
160	Barclays Bank plc (United Kingdom), 5.93% to 12/15/16; thereafter VAR, 12/31/49 (e) (m)	164
10	Cadets Trust, 4.80%, 07/15/13 (e) (m)	10
285	Glitnir Banki HF (Iceland), FRN, 5.80%, 01/21/11 (e) (m)	285
365	HBOS Treasury Services plc (United Kingdom), 5.25%, 02/21/17 (e)	370
100	ICICI Bank Ltd. (India), FRN, 5.90%, 01/12/10 (e) (m)	101
100	Lloyds TSB Group plc (United Kingdom), 6.27% to 11/14/16; thereafter VAR 12/31/49 (e) (m)	101
100	Shinsei Finance II (Cayman Islands), 7.16% to 07/25/16; thereafter VAR, 07/29/49 (e) (m)	104
50	SunTrust Preferred Capital I, 5.85% to 12/15/11; thereafter VAR, 12/31/49 (m)	51
	VTB Capital S.A. for Vneshtorgbank (Luxembourg),
250	FRN, 5.96%, 08/01/08 (e) (m)	250
10	FRN, 8.26%, 07/30/07 (m)	10
150	Wachovia Corp., 5.63%, 10/15/16 (m)	153
		1,599
	Commercial Services & Supplies — 0.5%
40	ACCO Brands Corp., 7.63%, 08/15/15 (m)	40
	Allied Waste North America, Inc.,
15	7.25%, 03/15/15 (m)	15
25	Series B, 7.38%, 04/15/14 (m)	25
20	Corrections Corp. of America, 6.25%, 03/15/13 (m)	20
25	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (e) (m)	26
		126
	Consumer Finance — 1.7%
65	Ford Motor Credit Co., FRN, 6.93%, 01/15/10 (m)	65
55	GMAC LLC, 6.88%, 08/28/12 (m)	55
	SLM Corp.,
140	5.38%, 05/15/14 (m)	141
35	5.63%, 04/10/07 (m)	35
125	FRN, 5.50%, 07/27/09 (m)	125
		421
	Containers & Packaging — 0.4%
20	AEP Industries, Inc., 7.88%, 03/15/13 (m)	21
5	Ball Corp., 6.88%, 12/15/12 (m)	5
25	Crown Americas LLC and Crown Americas Capital Corp., 7.75%, 11/15/15 (m)	26
35	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	37
5	Packaging Dynamics Finance Corp., 10.00%, 05/01/16 (e) (m)	5
		94
	Diversified Consumer Services — 0.1%
15	Service Corp. International, 7.38%, 10/01/14 (m)	16
	Diversified Financial Services — 6.0%
15	Basell AF SCA (Luxembourg), 8.38%, 08/15/15 (e) (m)	16
125	Caterpillar Financial Services Corp., FRN, 5.41%, 08/11/09 (m)	125
	CIT Group, Inc.,
300	5.60%, 04/27/11 (m)	304
125	FRN, 5.49%, 08/17/09 (m)	125
200	Citigroup, Inc., 5.00%, 09/15/14 (m)	196
	Kaupthing Bank Hf (Iceland),
160	5.75%, 10/04/11 (e) (m)	163
100	FRN, 6.06%, 01/15/10 (e) (m)	101
70	Mizuho Capital Investment 1 Ltd. (Cayman Islands), 6.69% to 06/30/16; thereafter VAR, 03/29/49 (e) (m)	72
5	National Rural Utilities Cooperative Finance Corp., 6.50%, 03/01/07 (m)	5
35	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands), 7.19% to 07/30/15; thereafter VAR 12/29/49 (e) (m)	38
100	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08% to 01/25/17; thereafter VAR, 01/29/49 (e) (m)	101
190	TRAINS, Series HY-1-2006, 7.55%, 05/01/16 (e) (m)	193
45	Visant Corp., 7.63%, 10/01/12 (m)	46
		1,485
	Diversified Telecommunication Services — 1.3%
10	Citizens Communications Co., 6.25%, 01/15/13 (m)	10
29	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	31
30	Qwest Communications International, Inc., FRN, 8.86%, 02/15/09 (m)	30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   89

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
	Qwest Corp.,
5	7.50%, 10/01/14 (m)	5
10	8.88%, 03/15/12 (m)	11
180	Verizon Global Funding Corp., 7.38%, 09/01/12 (m)	199
20	Wind Acquisition Finance S.A. (Luxembourg), 10.75%, 12/01/15 (e) (m)	23
		309
	Electric Utilities — 0.2%
35	ITC Holdings Corp., 6.38%, 09/30/36 (e) (m)	37
15	Midwest Generation LLC, 8.75%, 05/01/34 (m)	16
		53
	Electronic Equipment & Instruments — 0.1%
15	Celestica, Inc. (Canada), 7.88%, 07/01/11 (m)	15
	Energy Equipment & Services — 0.1%
25	Hanover Compressor Co., 9.00%, 06/01/14 (m)	27
	Food & Staples Retailing — 0.2%
45	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	45
	Food Products — 0.0% (g)
2	Dole Food Co., Inc., 7.25%, 06/15/10 (m)	2
	Gas Utilities — 0.0% (g)
10	Sonat, Inc., 7.63%, 07/15/11 (m)	11
	Health Care Equipment & Supplies — 0.1%
35	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	36
	Health Care Providers & Services — 0.6%
	HCA, Inc.,
35	9.25%, 11/15/16 (e) (m)	38
30	9.63%, 11/15/16 (e) (m)	32
15	Select Medical Corp., 7.63%, 02/01/15 (m)	13
30	Tenet Healthcare Corp., 9.25%, 02/01/15 (m)	30
25	Triad Hospitals, Inc., 7.00%, 11/15/13 (m)	26
		139
	Hotels, Restaurants & Leisure — 0.3%
	MGM Mirage,
5	5.88%, 02/27/14 (m)	5
35	6.75%, 04/01/13 (m)	35
15	6.88%, 04/01/16 (m)	14
20	Vail Resorts, Inc., 6.75%, 02/15/14 (m)	20
		74
	Household Durables — 0.5%
25	ALH Finance LLC/ALH Finance Corp., 8.50%, 01/15/13 (m)	25
20	Ames True Temper, FRN, 9.36%, 01/15/12 (m)	20
	Beazer Homes USA, Inc.,
10	6.50%, 11/15/13 (m)	10
10	6.88%, 07/15/15 (m)	10
10	DR Horton, Inc., 5.63%, 09/15/14 (m)	10
25	Jarden Corp., 7.50%, 05/01/17 (m)	25
25	Sealy Mattress Co., 8.25%, 06/15/14 (m)	26
		126
	Household Products — 0.3%
45	Gregg Appliances, Inc., 9.00%, 02/01/13 (m)	47
20	Spectrum Brands, Inc., 7.38%, 02/01/15 (m)	17
		64
	Independent Power Producers & Energy Traders — 0.1%
15	AES Corp. (The), 8.88%, 02/15/11 (m)	16
	Insurance — 1.8%
210	ING Capital Funding Trust III, 8.44% to 12/31/10; thereafter VAR, 12/29/49 (m)	233
70	Lincoln National Corp., VAR, 7.00%, 05/17/66	75
35	MetLife, Inc., 6.40%, 12/15/36 (m)	35
100	Swiss RE Capital I LP, 6.85% to 05/25/16; thereafter VAR, 05/29/49 (e) (m)	106
		449
	Internet & Catalog Retail — 0.1%
20	Brookstone Co., Inc., 12.00%, 10/15/12 (m)	21
	IT Services — 0.1%
35	Iron Mountain, Inc., 7.75%, 01/15/15 (m)	36
	Leisure Equipment & Products — 0.1%
15	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e) (m)	15
	Machinery — 0.2%
50	Terex Corp., 7.38%, 01/15/14 (m)	51
	Media — 1.4%
15	Cablevision Systems Corp., Series B, 8.00%, 04/15/12 (m)	15
65	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	68
50	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	48
	Echostar DBS Corp.,
5	6.63%, 10/01/14 (m)	5
40	7.13%, 02/01/16 (m)	41
25	Lodgenet Entertainment Corp., 9.50%, 06/15/13 (m)	27
30	RH Donnelley Finance Corp. I, 10.88%, 12/15/12 (e) (m)	33

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
10	TCI Communications, Inc., 7.88%, 02/15/26 (m)	12
45	Time Warner, Inc., 5.88%, 11/15/16 (m)	46
30	Videotron Ltee (Canada), 6.88%, 01/15/14 (m)	30
25	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	24
		349
	Metals & Mining — 0.1%
25	Novelis, Inc. (Canada), 7.25%, 02/15/15 (m)	26
	Multi-Utilities — 0.4%
	Dominion Resources, Inc.,
50	6.30%, 03/15/33 (m)	52
15	Series A, 8.13%, 06/15/10 (m)	17
25	NRG Energy, Inc., 7.38%, 02/01/16 (m)	25
		94
	Oil, Gas & Consumable Fuels — 1.7%
40	Chesapeake Energy Corp., 7.00%, 08/15/14 (m)	41
25	Denbury Resources, Inc., 7.50%, 04/01/13 (m)	25
20	Energy Transfer Partners LP, 6.63%, 10/15/36 (m)	21
34	Gaz Capital S.A. (Luxembourg), 8.63%, 04/28/34 (m)	44
62	Gazprom International S.A. (Luxembourg), 7.20%, 02/01/20 (m)	65
25	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	26
15	Newfield Exploration Co., 6.63%, 04/15/16 (m)	15
120	OAO Gazprom (Germany), 9.63%, 03/01/13 (e) (m)	142
40	ONEOK Partners LP, 5.90%, 04/01/12 (m)	41
		420
	Paper & Forest Products — 0.3%
75	Georgia-Pacific Corp., 9.50%, 12/01/11 (m)	84
	Personal Products — 0.0% (g)
10	Del Laboratories, Inc., FRN, 10.36%, 11/01/11 (m)	10
	Real Estate Investment Trusts (REITs) — 1.9%
20	Host Marriott LP REIT, Series Q, 6.75%, 06/01/16 (m)	20
100	iStar Financial, Inc., FRN, 5.76%, 03/03/08 (m)	100
15	Rouse Co LP/TRC Co-Issuer, Inc., 6.75%, 05/01/13 (e) (m)	16
320	WEA Finance LLC/WCI Finance LLC (Australia), 5.70%, 10/01/16 (e) (m)	328
		464
	Road & Rail — 0.2%
20	Hertz Corp., 8.88%, 01/01/14 (m)	22
25	United Rentals North America, Inc., 6.50%, 02/15/12 (m)	25
		47
	Software — 0.2%
35	UGS Corp., 10.00%, 06/01/12 (m)	38
	Specialty Retail — 0.2%
40	Home Depot, Inc., 5.88%, 12/16/36 (m)	40
	Thrifts & Mortgage Finance — 3.1%
200	CAM US Finance S.A. Sociedad Unipersonal (Spain), FRN, 5.51%, 02/01/10 (e) (m)	200
	Residential Capital LLC,
170	6.38%, 06/30/10 (m)	171
150	FRN, 5.85%, 06/09/08 (m)	150
50	Washington Mutual, Inc., FRN, 5.50%, 08/24/09 (m)	50
100	Washington Mutual Preferred Funding Delaware, 6.53% to 03/15/11; thereafter VAR, 03/29/49 (e) (m)	101
100	Washington Mutual Preferred Funding II, 6.67% to 12/15/16; thereafter VAR, 12/31/49 (e) (m)	101
		773
	Wireless Telecommunication Services — 1.3%
100	America Movil S.A. de C.V. (Mexico), FRN, 5.47%, 06/27/08 (e) (m)	100
15	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (e) (m)	17
	New Cingular Wireless Services, Inc.,
10	7.88%, 03/01/11 (m)	11
75	8.13%, 05/01/12 (m)	85
10	8.75%, 03/01/31 (m)	13
15	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14 (m)	15
75	Sprint Nextel Corp., 6.00%, 12/01/16 (m)	75
		316
	Total Corporate Bonds (Cost $9,923)	9,873
	Foreign Government Securities — 11.4%
	Argentina — 1.6%
	Government of Argentina,
205	8.28%, 12/31/33 (m)	234
210	FRN, 5.48%, 08/03/12 (m)	150
		384

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   91

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Barbados — 0.1%
15	Barbados Government International Bond, Regulation S, 7.25%, 12/15/21 (m)	17
	Brazil — 0.7%
110	Federal Republic of Brazil, 12.25%, 03/06/30 (m)	187
	Canada — 0.3%
50	Province of Quebec, 7.50%, 09/15/29 (m)	64
	Colombia — 0.6%
	Government of Colombia,
65	8.25%, 12/22/14 (m)	74
20	10.38%, 01/28/33 (m)	29
40	10.75%, 01/15/13 (m)	49
		152
	Dominican Republic — 1.2%
	Government of Dominican Republic,
210	9.04%, 01/23/18 (e) (m)	243
43	9.50%, 09/27/11 (m)	46
		289
	El Salvador — 0.5%
	El Salvador Government International Bond,
35	7.63%, 09/21/34 (e) (m)	40
80	8.25%, 04/10/32 (e) (m)	96
		136
	Indonesia — 0.5%
119	Government of Indonesia, 7.25%, 04/20/15 (m)	128
	Malaysia — 0.5%
	Government of Malaysia,
50	7.50%, 07/15/11 (m)	55
70	8.75%, 06/01/09 (m)	75
		130
	Mexico — 1.0%
	United Mexican States,
40	7.50%, 01/14/12 (m)	44
25	8.00%, 09/24/22 (m)	30
35	8.30%, 08/15/31 (m)	45
125	FRN, 6.06%, 01/13/09 (m)	126
		245
	Panama — 0.6%
	Government of Panama,
60	7.13%, 01/29/26 (m)	65
15	7.25%, 03/15/15 (m)	16
45	8.88%, 09/30/27 (m)	57
10	9.38%, 07/23/12 (m)	12
		150
	Peru — 0.8%
	Government of Peru,
192	VAR, 5.00%, 03/07/17 (m)	191
	Philippines — 0.2%
	Government of Philippines,
40	10.63%, 03/16/25 (m)	57
	Russia — 0.9%
	Russia Federation,
75	12.75%, 06/24/28 (m)	136
69	SUB, 5.00%, 03/31/30 (m)	78
		214
	Trinidad & Tobago — 0.3%
50	Trinidad & Tobago Government International Bond, 9.75%, 07/01/20 (m)	67
	Turkey — 0.2%
	Government of Turkey,
35	7.38%, 02/05/25 (m)	36
16	8.00%, 02/14/34 (m)	17
		53
	Ukraine — 1.0%
250	Government of Ukraine, 6.88%, 03/04/11 (e) (m)	257
	Uruguay — 0.4%
100	Government of Uruguay, 8.00%, 11/18/22 (m)	112
	Total Foreign Government Securities (Cost $2,554)	2,833
	Mortgage Pass-Through Securities — 40.7%
	Federal Home Loan Mortgage Corp. Various Pools,
2,175	TBA, 5.00%, 03/15/37	2,111
50	TBA, 5.50%, 03/15/37	50
175	TBA, 6.50%, 03/15/36	178
	Federal Home Loan Mortgage Corp. Gold Pool,
359	5.00%, 09/01/35 – 10/01/35 (m)	349
9	6.00%, 05/01/17 (m)	9
38	6.00%, 01/01/35	38
185	7.00%, 07/01/36 (m)	190
	Federal National Mortgage Association Various Pools,
850	4.50%, 03/25/22	824
100	4.50%, 03/25/36	94
731	5.50%, 06/01/34 – 12/01/34 (m)	727
1,250	6.00%, 03/25/21 (m)	1,269

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
1,393	6.00%, 03/01/33 – 03/25/37	1,407
283	6.50%, 01/01/35 – 02/01/35 (m)	290
1,012	7.00%, 02/01/35 – 07/01/36	1,040
346	FRN, 5.60%, 12/01/36 (m)	347
185	TBA, 6.50%, 04/25/37	188
	Government National Mortgage Association Various Pools,
280	TBA, 6.00%, 03/15/37	284
600	TBA, 6.50%, 03/15/37	615
	Total Mortgage Pass-Through Securities (Cost $10,015)	10,010
	Private Placements — 7.2%
1,177	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 6.93%, 08/01/18 (f)(i)	1,258
464	3512 Oxford Ave., Secured by First Mortgage and Agreement on Co-op Apartment in Riverdale, New York, 8.45%, 06/01/17 (f)(i)	519
	Total Private Placements (Cost $1,641)	1,777
	U.S. Treasury Obligations — 2.1%
	U.S. Treasury Bonds,
25	4.50%, 02/15/36	24
125	5.50%, 08/15/28 (k) (m)	137
80	U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/27 (m)	82
	U.S. Treasury Notes,
15	3.63%, 04/30/07 (m)	15
15	4.13%, 08/15/10 (m)	15
10	4.25%, 08/15/15 (m)	10
25	4.50%, 11/30/11 (m)	25
75	4.63%, 11/15/16 (m)	75
10	5.13%, 06/30/08 (m)	10
105	5.13%, 06/30/11 (k) (m)	108
20	6.63%, 05/15/07 (m)	20
	Total U.S. Treasury Obligations (Cost $502)	521

SHARES
	Warrant — 0.0% (g)
—(h)	Startec Global Communications Corp., expires 05/15/08 (a) (e) (f) (i) (Cost $—(h))	—	(h)
	Total Long-Term Investments (Cost $29,408)	29,802

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE ($)
Options Purchased — 4.8%
	Call Options Purchased — 0.9%
29	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	2
16	30 Day Federal Funds Futures, Expiring 4/30/07 @ $95.00, American Style	—	(h)
26	90 Day Eurodollar Futures, Expiring 03/19/07 @ $94.75, American Style	—	(h)
29	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.75, American Style	1

NOTIONAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
	Call Options Purchased on Interest Rate Swaps:
13,610	Expiring 11/02/09. If exercised the Fund receives 4.49% and pays floating 3 month LIBOR expiring 11/04/19, European Style	213
	Total Call Options Purchased	216
	Receiver/Payer Straddle on Interest Rate Swaps — 3.4%
1,125	Expiring 03/02/07. If exercised the Fund pays/receives 5.31% and receives/pays floating 3 month LIBOR expiring 03/06/17, European Style	19
1,125	Expiring 03/13/07. If exercised the Fund pays/receives 5.33% and receives/pays floating 3 month LIBOR expiring 03/15/17, European Style	21
1,430	Expiring 03/16/07. If exercised the Fund pays/receives 5.19% and receives/pays floating 3 month LIBOR expiring 03/20/17, European Style	17
815	Expiring 03/23/07. If exercised the Fund pays/receives 5.20% and receives/pays floating 3 month LIBOR expiring 03/27/17, European Style	11
1,105	Expiring 03/27/07. If exercised the Fund pays/receives 5.10% and receives/pays floating 3 month LIBOR expiring 03/29/17, European Style	14
19,180	Expiring 04/10/07. If exercised the Fund pays/receives 4.88% and receives/pays floating 3 month LIBOR expiring 04/12/08, European Style	56
15,270	Expiring 06/01/07. If exercised the Fund pays/receives 4.74% and receives/pays floating 3 month LIBOR expiring 06/05/08, European Style	55
7,672	Expiring 01/03/08. If exercised the Fund pays/receives 4.89%, and receives/pays 3 month LIBOR expiring 01/07/09, European Style	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   93

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

NOTIONAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
	Receiver/Payer Straddle on Interest Rate Swaps — Continued
7,672	Expiring 01/03/08. If exercised the Fund pays/receives 4.95% and receives/pays floating 3 month LIBOR expiring 01/07/09, European Style	40
11,472	Expiring 01/04/08. If exercised the Fund pays/receives 4.84% and receives/pays floating 3 month LIBOR expiring 01/08/09, European Style	59
7,600	Expiring 01/07/08. If exercised the Fund pays/receives 4.94% and receives/pays floating 3 month LIBOR expiring 01/09/09, European Style	40
15,245	Expiring 01/22/08. If exercised the Fund pays/receives 5.12% and receives/pays floating 3 month LIBOR expiring 01/24/09, European Style	88
14,140	Expiring 10/02/08. If exercised the Fund pays/receives 4.46% and pays/receives floating 3 month LIBOR expiring 10/06/18, European Style	145
1,387	Expiring 01/03/14. If exercised the Fund pays/receives 5.42% and receives/pays floating 3 month LIBOR expiring 01/07/24, European Style	118
915	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	53
1,140	Expiring 01/25/27. If exercised the Fund pays/receives 5.47% and receives/pays floating 3 month LIBOR expiring 01/27/37, European Style	66
	Total Receiver/Payer Straddle on Interest Rate Swaps	841
NUMBER OF CONTRACTS
	Put Options Purchased — 0.5%
9	30 Day Federal Funds Futures, Expiring 05/31/07 @ $94.63, American Style	1
9	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.69, American Style	—	(h)
55	30 Day Federal Funds Futures, Expiring 04/30/07 @ $94.75, American Style	1
29	90 Day Eurodollar Futures, Expiring 12/17/07 @ $94.75, American Style	5
13	90 Day Eurodollar Futures, Expiring 09/17/07 @ $95.00, American Style	6

NOTIONAL VALUE($)	SECURITY DESCRIPTION	VALUE($)

	Put Options Purchased — Continued
	Put Options Purchased on Interest Rate Swaps:
57,225	Expiring 04/26/07. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 04/25/08, European Style	23
6,900	Expiring 05/01/07. If exercised the Fund pays 5.54% and receives floating 3 month LIBOR expiring 05/03/12, European Style	2
4,140	Expiring 05/08/07. If exercised the Fund pays 5.50% and receives floating 3 month LIBOR expiring 05/10/12, European Style	2
6,855	Expiring 05/16/07. If exercised the Fund pays 5.41% and receives floating 3 month LIBOR expiring 05/18/12, European Style	6
5,285	Expiring 6/15/07. If exercised the Fund pays 4.91% and receives floating 3 month LIBOR expiring 6/19/08, European Style	11
3,155	Expiring 02/16/10. If exercised the Fund pays 5.85% and receives floating 3 month LIBOR expiring 02/18/20, European Style	59
	Total Put Options Purchased	116
	Total Options Purchased (Cost $1,411)	1,173
PRINCIPAL AMOUNT($)
Short-Term Investments — 7.6%
	Commercial Paper — 3.0%
750	Edison Asset Securitization LLC, 5.29%, 04/04/07 (e) (m) (n) (Cost $746)	746
SHARES
	Investment Company — 4.6%
1,136	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,136)	1,136
	Total Short-Term Investments (Cost $1,882)	1,882
	Total Investments — 133.5% (Cost $32,701)	32,857
	Liabilities in Excess of Other Assets — (33.5)%	(8,252)
	NET ASSETS — 100.0%	$24,605

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/07	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
12	Eurodollar	June, 2007	$2,844	$— (h)
3	U.K. treasury Gilt	June, 2007	644	2
6	U.S. Treasury Bonds	June, 2007	678	3
8	2 Year U.S. Treasury Notes	June, 2007	1,640	5
1	10 Year Canada Bond	June, 2007	97	1
	Short Futures Outstanding
(3)	Euro-Bund	March, 2007	(461)	7
(11)	Euro-Schatz	March, 2007	(1,508)	(2)
(33)	5 Year U.S. Treasury Notes	June, 2007	(3,496)	(8)
(6)	10 Year U.S. Treasury Notes	June, 2007	(652)	(5)
				$3

Short Position

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE (USD)
$(700)	FNMA, TBA, 5.50%, 03/25/37 (Proceeds received $696)	$(694)

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
90 Day Eurodollar Future, American Style	$94.63	03/19/07	13	$(1)
90 Day Eurodollar Future, American Style	96.00	09/17/07	58	(1)
(Premiums received of $13)				$(2)

Call Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Goldman Sachs Capital Management	4.74% semi-annually	06/01/07	06/05/08	$15,270	$(2)
(Premiums received of $11)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE (USD)
90 Day Eurodollar Future, American Style	$94.75	09/17/07	26	$(4)
30 Day Fed Funds Future, American Style	94.94	04/30/07	8	(6)
30 Day Fed Funds Future, American Style	94.75	04/30/07	9	— (h)
(Premiums received of $10)				$(10)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   95

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except number of contracts)

Put Options Written on Interest Rate Swaps****

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.99% semi-annually	11/02/09	11/04/19	$13,610	$(189)
Barclays Bank plc	5.40% semi-annually	04/26/07	04/30/08	57,225	(7)
Barclays Bank plc	5.49% semi-annually	04/02/07	04/04/12	8,625	(1)
Goldman Sachs Capital Management	5.45% semi-annually	04/05/07	04/11/12	5,175	(1)
Goldman Sachs Capital Management	5.36% semi-annually	04/16/07	04/18/12	8,565	(5)
(Premiums received of $326)					$(203)

Receiver/Payer Straddle on Interest Rate Swaps****

NAME OF ISSUER	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc	5.19% semi-annually	01/04/12	01/06/17	$3,800	$(184)
Barclays Bank plc	5.96% semi-annually	10/02/08	10/06/18	12,124	(87)
Bear Stearns	5.24% semi-annually	01/04/10	01/06/20	1,246	(86)
Credit Suisse International	5.56% semi-annually	01/24/14	01/29/24	763	(65)
Credit Suisse International	5.20% semi-annually	01/05/09	01/07/19	2,053	(119)
Goldman Sachs Capital Management	5.25% semi-annually	01/25/10	01/25/10	4,192	(174)
Goldman Sachs Capital Management	5.23% semi-annually	12/06/13	12/10/23	2,376	(203)
Goldman Sachs Capital Management	4.73% semi-annually	12/12/07	12/14/08	23,016	(115)
(Premiums received of $1,158)					$(1,033)

*	The Fund would receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund would pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

****	European Style

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	5.24% semi-annually	3 month LIBOR quarterly	11/04/19	$7,244	$(12)
Bank of America	5.47% semi-annually	3 month LIBOR quarterly	11/04/19	273	(5)
Barclays Bank plc	4.96% semi-annually	3 month LIBOR quarterly	12/14/08	953	(1)
Barclays Bank plc	4.85% semi-annually	3 month LIBOR quarterly	12/14/08	1,066	—
Barclays Bank plc	5.01% semi-annually	3 month LIBOR quarterly	12/14/08	806	(1)
Barclays Bank plc	5.00% semi-annually	3 month LIBOR quarterly	01/07/09	1,282	(2)
Barclays Bank plc	3 month LIBOR quarterly	4.84% semi-annually	01/08/09	558	— (h)
Barclays Bank plc	5.03% semi-annually	3 month LIBOR quarterly	01/24/09	1,128	(2)
Barclays Bank plc	3 month LIBOR quarterly	5.10% semi-annually	01/27/15	300	—
Barclays Bank plc	5.12% semi-annually	3 month LIBOR quarterly	03/27/17	245	(1)
Barclays Bank plc	5.21% semi-annually	3 month LIBOR quarterly	10/06/18	5,425	(29)
Barclays Bank plc	3 month LIBOR quarterly	5.35% semi-annually	02/18/20	1,035	8
Citibank, N.A.	5.11% semi-annually	3 month LIBOR quarterly	02/15/17	805	—
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/15/17	820	(7)
Citibank, N.A.	5.25% semi-annually	3 month LIBOR quarterly	02/16/17	145	(2)
Citibank, N.A.	5.19% semi-annually	3 month LIBOR quarterly	02/23/17	910	(6)
Citibank, N.A.	5.20% semi-annually	3 month LIBOR quarterly	02/27/17	290	(2)
Citibank, N.A.	5.16% semi-annually	3 month LIBOR quarterly	02/28/17	360	(2)
Citibank, N.A.	5.10% semi-annually	3 month LIBOR quarterly	03/02/17	1,080	—
Credit Suisse International	4.77% semi-annually	3 month LIBOR quarterly	01/24/09	3,617	2
Credit Suisse International	5.40% semi-annually	3 month LIBOR quarterly	01/06/17	204	(1)
Credit Suisse International	5.48% semi-annually	3 month LIBOR quarterly	01/07/24	202	(1)
Credit Suisse International	3 month LIBOR quarterly	5.56% semi-annually	01/29/24	103	1
Credit Suisse International	5.41% semi-annually	3 month LIBOR quarterly	01/26/32	84	(2)
Deutsche Bank AG, New York	5.25% semi-annually	3 month LIBOR quarterly	02/21/17	365	(5)
Deutsche Bank AG, New York	5.42% semi-annually	3 month LIBOR quarterly	01/26/32	106	(3)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.31% semi-annually	06/05/08	7,405	16
Goldman Sachs Capital Management	5.18% semi-annually	3 month LIBOR quarterly	04/30/09	4,135	(15)
Goldman Sachs Capital Management	5.20% semi-annually	3 month LIBOR quarterly	04/30/09	5,050	(19)
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.25% semi-annually	01/27/15	210	1
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.21% semi-annually	02/22/17	590	5
Lehman Brothers Special Financing (1)	3 month LIBOR quarterly	5.16% semi-annually	04/12/08	13,868	(2)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.41% semi-annually	04/12/08	1,227	3
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.35% semi-annually	06/19/08	3,950	11
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.04% semi-annually	01/24/09	841	2
Merrill Lynch Capital Services	5.00% semi-annually	3 month LIBOR quarterly	01/24/09	1,150	(2)
Union Bank of Switzerland AG	5.13% semi-annually	3 month LIBOR quarterly	12/04/16	595	(1)
Union Bank of Switzerland AG	5.14% semi-annually	3 month LIBOR quarterly	12/04/16	615	(2)
Union Bank of Switzerland AG	3 month LIBOR quarterly	5.23% semi-annually	12/04/36	300	— (h)
Union Bank of Switzerland AG	3 month LIBOR quarterly	5.26% semi-annually	12/04/36	320	1
					$(75)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   97

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Akzo, 4.25%, 06/14/11	Citibank, N.A.	Buy	23 BPS semi-annually	12/20/11	$300	$—	(h)
BASF, 3.50% , 07/8/10	Union Bank of Switzerland AG	Buy	10.5 BPS semi-annually	12/20/11	300	—	(h)
Dow Jones CDX.NA.HY.7	Deutsche Bank AG, New York (2)	Buy	325 BPS quarterly	12/20/11	400	—
Dow Jones CDX.NA.HY.7	Goldman Sachs Capital Management (4)	Buy	325 BPS quarterly	12/20/11	200	—
Dow Jones CDX.NA.IG.7	Deutsche Bank AG, New York (3)	Buy	40 BPS quarterly	12/20/11	2,300	—
Hanover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS semi-annually	12/20/11	200	—	(h)
Hanover Finance SA, 5.75%, 02/26/24	Morgan Stanley Capital Services	Buy	9.5 BPS semi-annually	12/20/11	300	—	(h)
Munich Re Finance BV, 6.75%, 06/21/23	Morgan Stanley Capital Services	Buy	7 BPS semi-annually	12/20/11	300	—	(h)
Munich Re Finance BV, 6.75%, 12/21/23	Morgan Stanley Capital Services	Buy	7 BPS semi-annually	12/20/11	200	—	(h)
Thales SA, 4.38%, 07/22/11	Morgan Stanley Capital Services	Buy	18 BPS semi-annually	12/20/11	300	(1)
Solvay, 4.63%, 06/27/18	Union Bank of Switzerland AG	Buy	16.5 BPS semi-annually	12/20/11	300	—	(h)
						$(1)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A.(5)	U.S. Treasury Note, 4.63%, 02/15/17	$99.46	03/14/07	$810	$9
Citibank, N.A.(5)	U.S. Treasury Note, 4.63%, 02/15/17	100.41	03/14/07	785	—
					$9

(1)	Premium received of $39

(2)	Premium received of $16

(3)	Premium received of $8

(4)	Premium received of $8

(5)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

Fund	Market Value	Percentage
Bond Fund	$15,018	0.7%
Strategic Income Fund	1,777	7.2

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

ADR—	American Depositary Receipt.

AUD—	Australian Dollar.

AUD-BBR—	Australia Bank Bill Rate.

ARS—	Argentine Peso.

BPS—	Basis Points.

BRL—	Brazilian Real.

CAD—	Canadian Dollar.

CHF—	Swiss Franc.

CMO—	Collateralized Mortgage Obligation.

COP—	Colombian Peso.

CZK—	Czech Republic Krona.

EUR—	Euro.

EURIBOR—	Euro Interbank Offered Rate.

FHLMC—	Federal Home Loan Mortgage Corporation.

FNMA—	Federal National Mortgage Association.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of February 28, 2007.

GBP—	British Pound.

GNMA—	Government National Mortgage Association.

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.

IF —	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of February 28, 2007. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JIBOR—	Jakarta Interbank Offered Rate.

JPY—	Japanese Yen.

JPY-TONA-OIS- COMPOUND—	Tokyo Overnight Index Rate.

LIBOR—	London Interbank Offered Rate.

MXN—	Mexican Peso.

NIM—	Net Interest Margin

NOK—	Norwegian Krone.

NZD—	New Zealand Dollar.

NZO-BBR—	New Zealand Bank Bill Rate.

PLN—	Polish Zloty.

RACERS—	Restructured Asset Securities with Enhanced Returns.

REIT—	Real Estate Investment Trust.

REMICS—	Real Estate Mortgage Investment Conduits.

SEK —	Swedish Krona.

STIBOR—	Stockholm Interbank Offered Rate.

SUB —	Step-Up Bond. The rate shown is the rate in effect as of February 28, 2007.

TBA —	To Be Announced.

TIPS—	Treasury Inflation Protected Securities

TRAINS—	Targeted Return Index.

TRL—	Turkish Lira

USD—	United States Dollar.

USD-LIBOR-BBA—	3-Month LIBOR rate set by the British Bankers Association.

UYU —	Uruguayan Peso.

VAR —	Variable Rate Note. The interest rate shown is the rate in effect at February 28, 2007.

WIBOR—	Warsaw Interbank Offered Rate.

ZAR—	South African Rand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   99

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$3,410,470	$133,083	$184,002	$76,979
Investments in affiliates, at value	38,029	4,151	26	1,434
Total investment securities, at value	3,448,499	137,234	184,028	78,413
Cash	—	7	—	89
Foreign currency, at value	4	353	—	274
Receivables:
Investment securities sold	3,541,092	3,440	1,403	25,425
Fund shares sold	2,808	842	—	—
Interest and dividends	17,347	1,742	769	236
Variation margin on futures contracts	189,007	—	35	38
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	119
Outstanding swap contracts, at value	34,599	835	138	446
Total Assets	7,233,356	144,453	186,373	105,040

LIABILITIES:
Payables:
Due to custodian	79	—	88	—
Dividends	6,770	371	236	—
Investment securities purchased	4,036,330	5,817	2,806	23,697
Securities sold short, at value	890,790	—	—	10,825
Fund shares redeemed	743	133	—	—
Variation margin on futures contracts	189,026	32	—	45
Unrealized depreciation on forward foreign currency exchange contracts	33	30	—	127
Outstanding options written, at fair value	31,787	—	—	1,263
Outstanding swap contracts, at value	26,820	416	51	463
Accrued liabilities:
Investment advisory fees	424	65	14	5
Administration fees	96	9	2	2
Shareholder servicing fees	308	24	—	7
Distribution fees	9	1	—	—	(b)
Custodian and accounting fees	27	14	6	7
Trustees’ and Officers’ fees	8	1	1	—	(b)
Other	147	62	67	76
Total Liabilities	5,183,397	6,975	3,271	36,517
Net Assets	$2,049,959	$137,478	$183,102	$68,523

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
NET ASSETS:
Paid in capital	$2,056,892	$129,291	$190,706	$70,699
Accumulated undistributed (distributions in excess of) net investment income	(2,185)	304	(1)	81
Accumulated net realized gains (losses)	(32,129)	1,987	(7,782)	(2,368)
Net unrealized appreciation (depreciation)	27,381	5,896	179	111
Total Net Assets	$2,049,959	$137,478	$183,102	$68,523

Net Assets:
Class A	$20,271	$2,154	$—	$630
Class B	3,564	—	—	—
Class C	5,146	1,332	—	27
R Class	—	8,571	—	—
Select Class	1,459,959	125,421	—	61,757
Institutional Class	398,771	—	183,102	6,109
Ultra	162,248	—	—	—
Total	$2,049,959	$137,478	$183,102	$68,523

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,156	247	—	66
Class B	382	—	—	—
Class C	548	153	—	3
R Class	—	981	—	—
Select Class	156,815	14,357	—	6,472
Institutional Class	42,843	—	18,772	639
Ultra	17,431	—	—	—

Net Asset Value:
Class A — Redemption price per share	$9.40	$8.73	$—	$9.52
Class B — Offering price per share (a)	9.34	—	—	—
Class C — Offering price per share (a)	9.39	8.73	—	9.49
R Class — Offering and redemption price per share	—	8.73	—	—
Select Class — Offering and redemption price per share	9.31	8.74	—	9.54
Institutional Class — Offering and redemption price per share	9.31	—	9.75	9.55
Ultra — Offering and redemption price per share	9.31	—	—	—
Class A maximum sales charge	3.75%	3.75%	—	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$9.77	$9.07	$—	$9.89

Cost of investments	$3,435,525	$131,835	$183,852	$78,485
Cost of foreign currency	4	353	—	270
Proceeds received from short positions	886,861	—	—	10,781
Premiums received from options written	39,158	—	—	1,498
Premiums paid on swaps	333	69	—	—
Premiums received from swaps	3,191	—	—	40

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund (a)
ASSETS:
Investments in non-affiliates, at value	$1,709,575	$425,958	$31,721
Investments in affiliates, at value	139,256	4,080	1,136
Total investment securities, at value	1,848,831	430,038	32,857
Cash	—	2	—
Foreign currency, at value	23	—	—
Receivables:
Investment securities sold	334,349	222,098	2,178
Fund shares sold	3,520	51	19
Interest and dividends	11,253	2,598	244
Variation margin on futures contracts	581	149	17
Outstanding swap contracts, at value	16,653	2,400	59
Due from advisor	—	—	53
Total Assets	2,215,210	657,336	35,427

LIABILITIES:
Payables:
Due to Custodian	—	—	2
Dividends	5,262	1,171	45
Investment securities purchased	428,818	277,651	8,450
Securities sold short, at value	103,419	21,325	694
Fund shares redeemed	601	396	74
Variation margin on futures contracts	279	2	3
Unrealized depreciation on forward foreign currency exchange contracts	17	—	—
Outstanding options written, at fair value	10,876	2,885	1,250
Outstanding swap contracts, at value	11,967	1,335	126
Accrued liabilities:
Investment advisory fees	269	44	—	(c)
Administration fees	56	25	—
Shareholder servicing fees	224	48	4
Distribution fees	2	53	8
Custodian and accounting fees	23	15	26
Trustees’ and Officers’ fees	6	6	—	(c)
Other	93	259	140
Total Liabilities	561,912	305,215	10,822
Net Assets	$1,653,298	$352,121	$24,605

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund (a)
NET ASSETS:
Paid in capital	$1,675,325	$388,098	$46,237
Accumulated undistributed (distributions in excess of) net investment income	(551)	(34)	(4)
Accumulated net realized gains (losses)	(25,431)	(33,764)	(22,066)
Net unrealized appreciation (depreciation)	3,955	(2,179)	438
Total Net Assets	$1,653,298	$352,121	$24,605
Net Assets:
Class A	$8,510	$24,652	$7,705
Class B	—	—	5,498
Class C	—	—	3,096
Class M	—	175,836	2,995
Select Class	1,190,100	151,633	1,627
Institutional Class	454,688	—	3,684
Total	$1,653,298	$352,121	$24,605

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	894	2,504	834
Class B	—	—	595
Class C	—	—	335
Class M	—	17,860	324
Select Class	124,927	15,372	176
Institutional Class	47,730	—	398

Net Asset Value:
Class A — Redemption price per share	$9.52	$9.84	$9.24
Class B — Offering price per share (b)	—	—	9.24
Class C — Offering price per share (b)	—	—	9.24
Class M — Offering price per share	—	9.85	9.24
Select Class — Offering and redemption price per share	9.53	9.86	9.24
Institutional Class — Offering and redemption price per share	9.53	—	9.25
Class A maximum sales charge	2.25%	2.25%	3.75%
Class A maximum public offering price per share (net asset value per share/ 100% – maximum sales charge)	$9.74	$10.07	$9.60
Class M maximum sales charge	—	1.50%	3.00%
Class M maximum public offering price per share (net asset value per share/ 100% – maximum sales charge)	$—	$10.00	$9.53

Cost of investments	$1,851,492	$433,434	$32,701
Cost of foreign currency	22	—	—
Proceeds received from short positions	103,478	21,209	696
Premiums received from options written	13,147	3,509	1,518
Premiums paid on swaps	69	15	—
Premiums received from swaps	305	91	71

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   103

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund			Enhanced Income Fund			Real Return Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006		Period Ended 2/28/2007 (b)		Year Ended 8/31/2006	Period Ended 2/28/2007 (b)		Year Ended 8/31/2006
INVESTMENT INCOME:
Interest income	$52,228	$59,097	$3,892	$5,073		$4,782		$7,073	$480		$3,164
Dividend income	—	—	—	—		—		52	—		—
Dividend income from affiliates (c)	1,382	1,771	98	120		173		196	112		117
Foreign taxes withheld	—	—	—	—		—		(2)	—		—
Total investment income	53,610	60,868	3,990	5,193		4,955		7,319	592		3,281

EXPENSES:
Investment advisory fees	2,859	3,407	447	517		216		349	114		196
Administration fees	951	1,159	64	75		86		143	32		57
Distribution fees:
Class A Shares	21	24	1	—	(d)	—		—	1		1
Class B Shares	12	19	—	—		—		—	—		—
Class C Shares	15	10	3	—	(d)	—		—	—	(d)	—	(d)
Shareholder servicing fees:
Class A Shares	21	24	1	—	(d)	—		—	1		1
Class B Shares	4	6	—	—		—		—	—		—
Class C Shares	5	3	1	—	(d)	—		—	—	(d)	—	(d)
R Class Shares	—	—	1	—	(d)	—		—	—		—
Select Class Shares	1,749	1,832	150	184		—		—	73		138
Institutional Class Shares	165	249	—	—		86		140	3		—	(d)
Custodian and accounting fees	101	133	37	67		19		36	23		33
Interest expense	— (d)	— (d)	1	5		—	(d)	3	—		—	(d)
Professional fees	171	114	75	81		57		72	62		85
Trustees’ and Officers’ fees	15	18	1	1		1		2	1		1
Printing and mailing costs	152	159	39	18		5		24	—		17
Registration and filing fees	19	71	19	51		—	(d)	16	20		101
Transfer agent fees	16	211	16	41		4		7	21		39
Other	1	36	2	8		—	(d)	8	2		8
Total expenses	6,277	7,475	858	1,048		474		800	353		677
Less amounts waived	(474)	(749)	(61)	(120)		(299)		(515)	(144)		(290)
Less earnings credits	(28)	(56)	(1)	(1)		(2)		(4)	(1)		(3)
Less expense reimbursements	—	—	—	—		—		—	—		(20)
Net expenses	5,775	6,670	796	927		173		281	208		364
Net investment income (loss)	47,835	54,198	3,194	4,266		4,782		7,038	384		2,917

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund		Real Return Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$14,397	$(40,170)	$2,788	$641	$(89)	$(330)	$(588)	$(1,075)
Securities sold short	(15,380)	(1,061)	—	—	—	(38)	(270)	(27)
Options written	9,892	7,746	—	—	— (d)	110	449	159
Futures	1,075	8,358	(40)	(166)	72	(289)	43	(55)
Swaps	(14,055)	(6,020)	142	(65)	(250)	(63)	(503)	(541)
Foreign currency transactions	197	(531)	269	(273)	—	(1)	122	(56)
Net realized gain (loss)	(3,874)	(31,678)	3,159	137	(267)	(611)	(747)	(1,595)
Change in net unrealized appreciation (depreciation) of:
Investments	19,743	902	1,883	1,110	121	(63)	925	(997)
Securities sold short	(7,133)	4,767	—	—	—	—	(15)	(29)
Options written	1,528	5,896	—	—	—	(9)	2	233
Futures	948	(842)	184	(20)	(113)	(90)	(25)	— (d)
Swaps	13,576	(3,897)	219	94	139	(52)	143	(120)
Foreign currency translations	50	214	39	2	—	1	5	(11)
Change in net unrealized appreciation (depreciation)	28,712	7,040	2,325	1,186	147	(213)	1,035	(924)
Net realized/unrealized gains (losses)	24,838	(24,638)	5,484	1,323	(120)	(824)	288	(2,519)
Change in net assets resulting from operations	$72,673	$29,560	$8,678	$5,589	$4,662	$6,214	$672	$398

(a)	Commencement of operations was September 1, 2005.

(b)	The Fund changed its fiscal year end from August 31 to the last day of February.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   105

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II		Strategic Income Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006
INVESTMENT INCOME:
Interest income	$33,311	$33,459	$11,614	$35,585	$699	$1,178
Dividend income	261	580	—	—	—	—
Dividend income from affiliates (c)	2,304	2,449	524	1,263	32	109
Foreign taxes withheld	—	—	—	—	—	—	(d)
Total investment income	35,876	36,488	12,138	36,848	731	1,287

EXPENSES:
Investment advisory fees	1,629	1,748	576	1,770	56	99
Administration fees	650	717	230	727	12	23
Distribution fees:
Class A Shares	10	11	34	92	9	12
Class B Shares	—	—	—	—	22	47
Class C Shares	—	—	—	—	12	20
Class M Shares	—	—	337	915	8	20
Shareholder servicing fees:
Class A Shares	10	11	34	92	9	12
Class B Shares	—	—	—	—	7	16
Class C Shares	—	—	—	—	4	7
Class M Shares	—	—	241	653	5	12
Select Class Shares	1,118	704	301	1,024	2	5
Institutional Class Shares	201	413	—	—	2	2
Custodian and accounting fees	66	62	40	62	61	71
Interest expense	— (d)	— (d)	— (d)	1	— (d)	—	(d)
Professional fees	68	89	121	190	117	206
Trustees’ and Officers’ fees	10	11	4	10	— (d)	—	(d)
Printing and mailing costs	53	106	43	143	111	75
Registration and filing fees	12	45	4	25	12	133
Transfer agent fees	24	47	31	81	28	68
Other	1	25	42	160	1	10
Total expenses	3,852	3,989	2,038	5,945	478	838
Less amounts waived	(747)	(1,139)	(363)	(982)	(70)	(124)
Less earnings credits	(13)	(28)	(9)	(25)	(1)	(2)
Less expense reimbursements	—	—	—	—	(249)	(419)
Net expenses	3,092	2,822	1,666	4,938	158	293
Net investment income (loss)	32,784	33,666	10,472	31,910	573	994

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Short Term Bond Fund		Short Term Bond Fund II		Strategic Income Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$(1,021)	$(9,764)	$(2,385)	$(14,631)	$(120)	$(480)
Securities sold short	(2,707)	943	(2,742)	1,471	(15)	—
Options written	2,473	220	1,428	198	23	—
Futures	(1,492)	1,144	(116)	(406)	44	58
Swaps	(4,832)	(47)	(2,048)	(748)	(63)	—
Foreign currency transactions	10	(127)	—	—	(29)	(25)
Net realized gain (loss)	(7,569)	(7,631)	(5,863)	(14,116)	(160)	(447)
Change in net unrealized appreciation (depreciation) of:
Investments	5,838	(2,470)	5,863	(1,077)	242	131
Securities sold short	(251)	310	(116)	—	2	—
Options written	1,102	1,099	(252)	778	268	—
Futures	(484)	253	(457)	665	(1)	20
Swaps	4,711	(37)	1,584	(1,014)	1	3
Foreign currency translations	(21)	10	—	(1)	34	2
Change in net unrealized appreciation (depreciation)	10,895	(835)	6,622	(649)	546	156
Net realized/unrealized gains (losses)	3,326	(8,466)	759	(14,765)	386	(291)
Change in net assets resulting from operations	$36,110	$25,200	$11,231	$17,145	$959	$703

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	The Fund changed its fiscal year end from August 31 to the last day of February.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   107

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund			Emerging Markets Debt Fund
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b) (c)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$47,835	$54,198	$30,901	$3,194	$4,266	$2,203
Net realized gain (loss)	(3,874)	(31,678)	21,795	3,159	137	6,189
Change in net unrealized appreciation (depreciation)	28,712	7,040	(10,912)	2,325	1,186	(2,325)
Change in net assets resulting from operations	72,673	29,560	41,784	8,678	5,589	6,067

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(440)	(450)	(164)	(30)	— (d)	—
From net realized gains	—	(198)	(91)	(3)	—	—
Class B
From net investment income	(68)	(97)	(62)	—	—	—
From net realized gains	—	(68)	(55)	—	—	—
Class C
From net investment income	(90)	(55)	(9)	(16)	— (d)	—
From net realized gains	—	(24)	(6)	(2)	—	—
R Class
From net investment income	—	—	—	(172)	(33)	—
From net investment income	—	—	—	(21)	—	—
Select Class
From net investment income	(35,814)	(35,004)	(8,133)	(3,055)	(4,005)	(2,457)
From net realized gains	—	(5,719)	(5,643)	(378)	(6,019)	(4,588)
Institutional Class
From net investment income	(9,118)	(11,743)	(12,001)	—	—	—
From net realized gains	—	(6,859)	(8,858)	—	—	—
Ultra
From net investment income	(4,125)	(6,786)	(13,890)	—	—	—
From net realized gains	—	(3,926)	(10,597)	—	—	—
Total distributions to shareholders	(49,655)	(70,929)	(59,509)	(3,677)	(10,057)	(7,045)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	286,861	1,184,150	(277,832)	12,560	89,788	(719)
Voluntary contribution from Advisor	—	—	—	—	149	—

NET ASSETS:
Change in net assets	309,879	1,142,781	(295,557)	17,561	85,469	(1,697)
Beginning of period	1,740,080	597,299	892,856	119,917	34,448	36,145
End of period	$2,049,959	$1,740,080	$597,299	$137,478	$119,917	$34,448
Accumulated undistributed (distributions in excess of) net investment income	$(2,185)	$961	$(1,120)	$304	$96	$129

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Class A and Class C Shares commenced operations on June 30, 2006.

(c)	R Class Shares commenced operations on May 15, 2006.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Enhanced Income Fund			Real Return Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,782	$7,038	$6,157	$384	$2,917
Net realized gain (loss)	(267)	(611)	(464)	(747)	(1,595)
Change in net unrealized appreciation (depreciation)	147	(213)	105	1,035	(924)
Change in net assets resulting from operations	4,662	6,214	5,798	672	398

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(4)	(12)
Class C
From net investment income	—	—	—	— (c)	(1)
Select Class
From net investment income	—	—	—	(421)	(2,740)
Institutional Class
From net investment income	(4,780)	(6,984)	(6,102)	(45)	(22)
Total distributions to shareholders	(4,780)	(6,984)	(6,102)	(470)	(2,775)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	51,982	(31,336)	(130,104)	7,887	62,811

NET ASSETS:
Change in net assets	51,864	(32,106)	(130,408)	8,089	60,434
Beginning of period	131,238	163,344	293,752	60,434	—
End of period	$183,102	$131,238	$163,344	$68,523	$60,434
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(1)	$(45)	$81	$23

(a)	Commencement of operations was September 1, 2005.

(b)	The Fund changed its fiscal year end from August 31 to the last day of February.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   109

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund			Short Term Bond Fund II
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,784	$33,666	$24,577	$10,472	$31,910	$29,791
Net realized gain (loss)	(7,569)	(7,631)	(8,477)	(5,863)	(14,116)	(11,671)
Change in net unrealized appreciation (depreciation)	10,895	(835)	(4,908)	6,622	(649)	(7,917)
Change in net assets resulting from operations	36,110	25,200	11,192	11,231	17,145	10,203
Net equalization credits (debits)	—	—	—	(294)	(370)	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(203)	(203)	(107)	(641)	(1,562)	(1,413)
Class M
From net investment income	—	—	—	(4,320)	(10,192)	(13,004)
Select Class
From net investment income	(23,067)	(14,040)	(4,429)	(5,787)	(18,630)	(14,903)
Institutional Class
From net investment income	(10,655)	(19,301)	(21,549)	—	—	—
Total distributions to shareholders	(33,925)	(33,544)	(26,085)	(10,748)	(30,384)	(29,320)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	624,844	400,725	(90,441)	(265,006)	(214,576)	(326,704)

NET ASSETS:
Change in net assets	627,029	392,381	(105,334)	(264,817)	(228,185)	(345,821)
Beginning of period	1,026,269	633,888	739,222	616,938	845,123	1,190,944
End of period	$1,653,298	$1,026,269	$633,888	$352,121	$616,938	$845,123
Accumulated undistributed (distributions in excess of) net investment income	$(551)	$1,310	$(319)	$(34)	$190	$(1,773)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Strategic Income Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Year Ended 8/31/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$573	$994	$1,380
Net realized gain (loss)	(160)	(447)	2,413
Change in net unrealized appreciation (depreciation)	546	156	(1,738)
Change in net assets resulting from operations	959	703	2,055
Net equalization credits (debits)	(2)	5	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(185)	(265)	(104)
Class B
From net investment income	(133)	(314)	(149)
Class C
From net investment income	(73)	(136)	(58)
Class M
From net investment income	(77)	(207)	(124)
Select Class
From net investment income	(48)	(113)	(96)
Institutional Class
From net investment income	(101)	(151)	(782)
Total distributions to shareholders	(617)	(1,186)	(1,313)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(783)	3,224	(20,984)

NET ASSETS:
Change in net assets	(443)	2,746	(20,242)
Beginning of period	25,048	22,302	42,544
End of period	$24,605	$25,048	$22,302
Accumulated undistributed (distributions in excess of) net investment income	$(4)	$73	$245

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	The Fund changed its fiscal year end from August 31 to the last day of February.

(c)	Commencement of offering of Class B, Class C and Class M Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund			Emerging Markets Debt Fund
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b) (c)		Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,853	$13,249	$3,751	$2,130	$40		$—
Dividends reinvested	365	575	240	8	—	(d)	—
Cost of shares redeemed	(3,778)	(5,735)	(981)	(55)	—		—
Redemption fees	—	—	—	— (d)	—	(d)	—
Change in net assets from Class A capital transactions	$6,440	$8,089	$3,010	$2,083	$40		$—
Class B
Proceeds from shares issued	$1,112	$1,245	$811	$—	$—		$—
Dividends reinvested	44	87	53	—	—		—
Cost of shares redeemed	(444)	(665)	(523)	—	—		—
Change in net assets from Class B capital transactions	$712	$667	$341	$—	$—		$—
Class C
Proceeds from shares issued	$2,903	$2,350	$414	$1,292	$26		$—
Dividends reinvested	54	67	14	15	—	(d)	—
Cost of shares redeemed	(431)	(225)	(210)	(16)	—		—
Redemption fees	—	—	—	— (d)	—	(d)	—
Change in net assets from Class C capital transactions	$2,526	$2,192	$218	$1,291	$26		$—
R Class
Proceeds from shares issued	$—	$—	$—	$5,842	$2,254		$—
Dividends reinvested	—	—	—	193	33		—
Cost of shares redeemed	—	—	—	(130)	—		—
Redemption fees	—	—	—	— (d)	—	(d)	—
Change in net assets from R Class capital transactions	$—	$—	$—	$5,905	$2,287		$—
Select Class
Proceeds from shares issued	$450,726	$597,386	$89,091	$31,105	$118,045		$39,420
Subscriptions in-kind (Note 9)	—	744,265	—	—	—		—
Dividends reinvested	3,800	10,560	12,184	1,367	7,995		6,068
Cost of shares redeemed	(321,936)	(226,087)	(83,731)	(29,193)	(38,629)		(46,207)
Redemption fees	—	—	—	2	24		— (d)
Change in net assets from Select Class capital transactions	$132,590	$1,126,124	$17,544	$3,281	$87,435		$(719)
Institutional Class
Proceeds from shares issued	$241,014	$115,518	$73,182	$—	$—		$—
Dividends reinvested	5,432	12,418	13,217	—	—		—
Cost of shares redeemed	(116,742)	(108,417)	(138,577)	—	—		—
Change in net assets from Institutional Class capital transactions	$129,704	$19,519	$(52,178)	$—	$—		$—
Ultra
Proceeds from shares issued	$24,334	$54,168	$57,221	$—	$—		$—
Dividends reinvested	2,196	5,728	21,223	—	—		—
Cost of shares redeemed	(11,641)	(32,337)	(325,211)	—	—		—
Change in net assets from Ultra capital transactions	$14,889	$27,559	$(246,767)	$—	$—		$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Class A Shares and Class C Shares was June 30, 2006.

(c)	Commencement of offering of R Class Shares on May 15, 2006.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Bond Fund			Emerging Markets Debt Fund
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b) (c)		Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1,053	1,415	383	247	5		—
Reinvested	39	62	24	1	—	(d)	—
Redeemed	(404)	(615)	(100)	(6)	—		—
Change in Class A Shares	688	862	307	242	5		—
Class B
Issued	120	134	83	—	—		—
Reinvested	5	9	5	—	—		—
Redeemed	(48)	(71)	(53)	—	—		—
Change in Class B Shares	77	72	35	—	—		—
Class C
Issued	311	251	42	150	3		—
Reinvested	6	7	1	2	—	(d)	—
Redeemed	(46)	(24)	(21)	(2)	—		—
Change in Class C Shares	271	234	22	150	3		—
R Class
Issued	—	—	—	686	285		—
Reinvested	—	—	—	22	4		—
Redeemed	—	—	—	(16)	—		—
Change in R Class Shares	—	—	—	692	289		—
Select Class
Issued	48,649	64,971	9,140	3,581	13,930		4,280
Subscriptions in-kind (Note 9)	—	80,114	—	—	—		—
Reinvested	410	1,138	1,251	158	969		681
Redeemed	(34,689)	(24,545)	(8,565)	(3,373)	(4,616)		(5,026)
Change in Select Class Shares	14,370	121,678	1,826	366	10,283		(65)
Institutional Class
Issued	25,948	12,514	7,505	—	—		—
Reinvested	586	1,339	1,358	—	—		—
Redeemed	(12,543)	(11,627)	(14,161)	—	—		—
Change in Institutional Class Shares	13,991	2,226	(5,298)	—	—		—
Ultra
Issued	2,614	5,754	5,835	—	—		—
Reinvested	237	617	2,179	—	—		—
Redeemed	(1,255)	(3,479)	(33,265)	—	—		—
Change in Ultra Shares	1,596	2,892	(25,251)	—	—		—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Class A Shares and Class C Shares was June 30, 2006.

(c)	Commencement of offering of R Class Shares on May 15, 2006.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Enhanced Income Fund			Real Return Fund
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)		Year Ended 8/31/2006 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$67		$691
Dividends reinvested	—	—	—	3		6
Cost of shares redeemed	—	—	—	(24)		(107)
Change in net assets from Class A capital transactions	$—	$—	$—	$46		$590
Class C
Proceeds from shares issued	$—	$—	$—	$3		$24
Dividends reinvested	—	—	—	—	(c)	1
Cost of shares redeemed	—	—	—	—		— (c)
Change in net assets from Class C capital transactions	$—	$—	$—	$3		$25
Select Class
Proceeds from shares issued	$—	$—	$—	$2,300		$60,834
Dividends reinvested	—	—	—	421		1,957
Cost of shares redeemed	—	—	—	—		(1,530)
Change in net assets from Select Class capital transactions	$—	$—	$—	$2,721		$61,261
Institutional Class
Proceeds from shares issued	$73,528	$93,886	$56,236	$5,110		$928
Dividends reinvested	3,669	6,204	4,840	7		22
Cost of shares redeemed	(25,215)	(131,426)	(191,180)	—		(15)
Change in net assets from Institutional Class capital transactions	$51,982	$(31,336)	$(130,104)	$5,117		$935

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of operations was September 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Enhanced Income Fund			Real Return Fund
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)		Year Ended 8/31/2006 (b)
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	7		72
Reinvested	—	—	—	—	(c)	—	(c)
Redeemed	—	—	—	(2)		(11)
Change in Class A Shares	—		—	5		61
Class C
Issued	—	—	—	—	(c)	3
Reinvested	—	—	—	—	(c)	—	(c)
Redeemed	—	—	—	—		—	(c)
Change in Class C Shares	—	—	—	—	(c)	3
Select Class
Issued	—	—	—	247		6,135
Reinvested	—	—	—	44		207
Redeemed	—	—	—	—		(161)
Change in Select Class Shares	—	—	—	291		6,181
Institutional Class
Issued	7,523	9,579	5,720	539		98
Reinvested	376	635	492	1		2
Redeemed	(2,575)	(13,408)	(19,434)	—		(1)
Change in Institutional Class Shares	5,324	(3,194)	(13,222)	540		99

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of operations was September 1, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund			Short Term Bond Fund II
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,315	$3,712	$2,274	$1,081	$4,577	$4,516
Dividends reinvested	193	197	88	582	1,410	1,265
Cost of shares redeemed	(1,831)	(1,428)	(1,576)	(9,574)	(14,049)	(19,040)
Change in net assets from Class A capital transactions	$2,677	$2,481	$786	$(7,911)	$(8,062)	$(13,259)
Class M
Proceeds from shares issued	$—	$—	$—	$—	$388	$27,844
Dividends reinvested	—	—	—	—	1	2
Cost of shares redeemed	—	—	—	(33,459)	(157,508)	(289,937)
Change in net assets from Class M capital transactions	$—	$—	$—	$(33,459)	$(157,119)	$(262,091)
Select Class
Proceeds from shares issued	$704,823	$560,733	$117,275	$12,169	$103,808	$87,195
Dividends reinvested	1,999	2,346	1,911	270	728	876
Cost of shares redeemed	(158,187)	(79,887)	(52,431)	(236,075)	(153,931)	(139,425)
Change in net assets from Select Class capital transactions	$548,635	$483,192	$66,755	$(223,636)	$(49,395)	$(51,354)
Institutional Class
Proceeds from shares issued	$240,826	$141,259	$115,405	$—	$—	$—
Dividends reinvested	7,005	13,896	14,337	—	—	—
Cost of shares redeemed	(174,299)	(240,103)	(287,724)	—	—	—
Change in net assets from Institutional Class capital transactions	$73,532	$(84,948)	$(157,982)	$—	$—	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Short Term Bond Fund			Short Term Bond Fund II
	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	454	389	233	110	464	447
Reinvested	20	21	9	59	143	125
Redeemed	(192)	(150)	(162)	(973)	(1,423)	(1,885)
Change in Class A Shares	282	260	80	(804)	(816)	(1,313)
Class M
Issued	—	—	—	—	39	2,759
Reinvested	—	—	—	—	— (b)	— (b)
Redeemed	—	—	—	(3,403)	(15,882)	(28,681)
Change in Class M Shares	—	—	—	(3,403)	(15,843)	(25,922)
Select Class
Issued	73,963	58,968	12,075	1,234	10,490	8,603
Reinvested	210	247	196	28	74	86
Redeemed	(16,585)	(8,372)	(5,395)	(23,939)	(15,572)	(13,773)
Change in Select Class Shares	57,588	50,843	6,876	(22,677)	(5,008)	(5,084)
Institutional Class
Issued	25,250	14,788	11,837	—	—	—
Reinvested	736	1,460	1,475	—	—	—
Redeemed	(18,245)	(25,159)	(29,572)	—	—	—
Change in Institutional Class Shares	7,741	(8,911)	(16,260)	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Income Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Year Ended 8/31/2005 (c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,526	$4,254	$1,178
Net assets acquired in tax-free reorganization (Note 8)	—	—	3,011
Dividends reinvested	105	156	69
Cost of shares redeemed	(683)	(1,650)	(1,137)
Redemption fees	—	1	—
Change in net assets from Class A capital transactions	$948	$2,761	$3,121
Class B
Proceeds from shares issued	$315	$909	$482
Net assets acquired in tax-free reorganization (Note 8)	—	—	7,328
Dividends reinvested	78	179	80
Cost of shares redeemed	(971)	(1,660)	(1,218)
Redemption fees	—	2	—
Change in net assets from Class B capital transactions	$(578)	$(570)	$6,672
Class C
Proceeds from shares issued	$428	$1,583	$276
Net assets acquired in tax-free reorganization (Note 8)	—	—	2,925
Dividends reinvested	46	89	36
Cost of shares redeemed	(707)	(970)	(626)
Redemption fees	—	1	—
Change in net assets from Class C capital transactions	$(233)	$703	$2,611
Class M
Proceeds from shares issued	$—	$7	$14
Net assets acquired in tax-free reorganization (Note 8)	—	—	6,507
Dividends reinvested	—	18	—
Cost of shares redeemed	(509)	(1,518)	(1,492)
Redemption fees	—	1	—
Change in net assets from Class M capital transactions	$(509)	$(1,492)	$5,029
Select Class
Proceeds from shares issued	$191	$984	$695
Dividends reinvested	40	94	88
Cost of shares redeemed	(425)	(1,123)	(1,313)
Redemption fees	—	— (d)	—
Change in net assets from Select Class capital transactions	$(194)	$(45)	$(530)
Institutional Class
Proceeds from shares issued	$106	$2,481	$1,797
Dividends reinvested	60	144	103
Cost of shares redeemed	(383)	(759)	(39,787)
Redemption fees	—	1	—
Change in net assets from Institutional Class capital transactions	$(217)	$1,867	$(37,887)

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	The Fund changed its fiscal year end from August 31 to the last day of February.

(c)	Commencement of offering of Class B, Class C and Class M Shares on February 18, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Strategic Income Fund (a)
	Period Ended 2/28/2007 (b)	Year Ended 8/31/2006	Year Ended 8/31/2005 (c)
SHARE TRANSACTIONS:
Class A
Issued	166	469	128
Shares issued in connection with Fund reorganization (Note 8)	—	—	325
Reinvested	11	17	7
Redeemed	(74)	(180)	(123)
Change in Class A Shares	103	306	337
Class B
Issued	34	100	51
Shares issued in connection with Fund reorganization (Note 8)	—	—	792
Reinvested	9	20	9
Redeemed	(106)	(182)	(132)
Change in Class B Shares	(63)	(62)	720
Class C
Issued	47	175	30
Shares issued in connection with Fund reorganization (Note 8)	—	—	316
Reinvested	5	10	4
Redeemed	(77)	(107)	(68)
Change in Class C Shares	(25)	78	282
Class M
Issued	—	1	2
Shares issued in connection with Fund reorganization (Note 8)	—	—	702
Reinvested	—	2	—
Redeemed	(55)	(166)	(162)
Change in Class M Shares	(55)	(163)	542
Select Class
Issued	21	108	75
Reinvested	4	10	10
Redeemed	(46)	(124)	(142)
Change in Select Class Shares	(21)	(6)	(57)
Institutional Class
Issued	11	271	193
Reinvested	7	16	11
Redeemed	(42)	(84)	(4,321)
Change in Institutional Class Shares	(24)	203	(4,117)

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	The Fund changed its fiscal year end from August 31 to the last day of February.

(c)	Commencement of offering of Class B, Class C and Class M Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.29	$0.22		$0.12	$0.34	$(0.23)	$—	$—		$(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	—		(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—		(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—		(0.62)
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	—		(0.48)
November 1, 2001 to August 31, 2002 (e)	10.08	0.31		0.05	0.36	(0.31)	(0.06)	—		(0.37)
September 10, 2001 (f) through October 31, 2001	9.89	0.06	(i)	0.20	0.26	(0.07)	—	—		(0.07)

Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	—		(0.24)
June 30, 2006 (f) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	—		(0.08)

Real Return Fund
September 1, 2006 through February 28, 2007 (d)	9.51	0.04		0.03	0.07	(0.06)	—	—		(0.06)
Year ended August 31, 2006 (g)	10.00	0.42		(0.46)	(0.04)	(0.45)	—	—		(0.45)

Short Term Bond Fund
September 1, 2006 through February 28, 2007 (d)	9.50	0.22		0.03	0.25	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)	—	—		(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	—		(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	—		(0.20)
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	—		(0.39)
November 1, 2001 to August 31, 2002 (e)	10.01	0.27		0.05	0.32	(0.26)	(0.04)	—		(0.30)
September 10, 2001 (f) through October 31, 2001	9.87	0.05	(i)	0.15	0.20	(0.06)	—	—		(0.06)

Short Term Bond Fund II
September 1, 2006 through February 28, 2007 (d)	9.84	0.22	(i)	0.02	0.24	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(i)	(0.02)	0.19	(0.21)	—	—	(j)	(0.21)
Year Ended August 31, 2003	10.33	0.23	(i)	(0.04)	0.19	(0.24)	(0.05)	—	(j)	(0.29)
November 1, 2001 through August 31, 2002 (e)	10.38	0.25		0.06	0.31	(0.25)	(0.11)	—		(0.36)
Year Ended October 31, 2001	9.89	0.43	(i)	0.53	0.96	(0.47)	—	—		(0.47)

Strategic Income Fund (h)
September 1, 2006 through February 28, 2007 (d)	9.11	0.22	(i)	0.15	0.37	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.33	0.43	(i)	(0.14)	0.29	(0.51)	—	—		(0.51)
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—		(0.38)
Year Ended August 31, 2004	8.92	0.48	(i)	0.15	0.63	(0.47)	—	—		(0.47)
Year Ended August 31, 2003	8.64	0.40	(i)	0.31	0.71	(0.43)	—	—		(0.43)
November 1, 2001 to August 31, 2002 (e)	8.91	0.55		(0.33)	0.22	(0.47)	(0.02)	—		(0.49)
September 10, 2001 (f) through October 31, 2001	9.13	0.09	(i)	(0.22)	(0.13)	(0.09)	—	—		(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations was September 1, 2005.

(h)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(i)	Calculated based on average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.01%.

(l)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	$9.40	3.72%	$20,271	0.75%		4.89%	0.95%		357%
—	9.29	1.42	13,632	0.75		4.55	0.97		711
—	9.85	5.06	5,963	0.75		3.63	1.31		559
—	10.05	6.61	3,004	0.75		3.19	1.88		571
—	10.03	4.32	2,000	0.75		3.86	1.59		679
—	10.07	3.72	1,000	0.75		3.59	5.64		572
—	10.08	2.63	70,000	0.75		3.93	10.75		423

—(j)	8.73	6.96	2,154	1.50		5.20	1.59		68
—(j)	8.39	6.82	41	1.50		6.17	1.71		270

—	9.52	0.78	630	0.90		0.85	1.34		154
—	9.51	(0.33)	584	0.90		3.96	1.45		223

—	9.52	2.64	8,510	0.75		4.77	0.89		143
—	9.50	2.93	5,819	0.75		4.49	0.91		540
—	9.64	1.29	3,393	0.75		3.20	1.21		194
—	9.84	1.92	3,000	0.75		2.00	1.17		261
—	9.85	2.08	9,000	0.75		2.39	1.10		386
—	10.03	3.18	10,000	0.75		3.01	1.00		215
—	10.01	2.01	2,000	0.75		3.62	10.76		160

—	9.84	2.42	24,652	0.75		4.53	0.98		246
—	9.84	2.56	32,557	0.75		4.46	0.95		479
—	10.02	1.09	41,311	0.75		2.94	1.00		201
—	10.21	1.85	55,000	0.75		2.03	1.10		253
—	10.23	1.88	44,000	0.75		2.31	0.96		319
—	10.33	3.06	70,000	0.75		2.66	1.00		192
—	10.38	9.95	52,000	0.75		4.25	1.15		315

—	9.24	4.05	7,705	1.15		4.78	3.74		223
—(j)	9.11	3.24	6,660	1.15		4.67	3.77		299
—	9.33	7.04	3,965	1.17		4.29	2.11		461
—	9.08	7.20	802	1.27	(k)	5.31	4.23		152
—	8.92	8.33	300	1.25		4.45	7.26		248
—	8.64	2.54	70	1.25		6.20	35.90	(l)	178
—	8.91	(2.30)	70	1.25		6.99	11.01		107

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.23	$0.19		$0.12	$0.31	$(0.20)	$—	$—		$(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(i)	(0.55)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—		(0.40)
November 1, 2001 to August 31, 2002 (e)	10.08	0.24		0.03	0.27	(0.24)	(0.06)	—		(0.30)
September 10, 2001 (f) to October 31, 2001	9.89	0.06	(h)	0.19	0.25	(0.06)	—	—		(0.06)

Strategic Income Fund (g)
September 1, 2006 through February 28, 2007 (d)	9.11	0.20	(h)	0.14	0.34	(0.21)	—	—		(0.21)
Year Ended August 31, 2006	9.32	0.39	(h)	(0.14)	0.25	(0.46)	—	—		(0.46)
February 18, 2005 (f) to August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	—		(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Commencement of offering of class of shares.

(g)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.34	3.42%	$3,564	1.40%	4.23%	1.45%	357%
—	9.23	0.90	2,814	1.40	3.99	1.47	711
—	9.78	4.23	2,283	1.44	2.93	1.90	559
—	9.97	5.89	1,972	1.50	2.48	2.36	571
—	9.95	2.94	2,000	1.50	3.19	2.14	679
—	10.05	2.83	1,000	1.50	2.80	6.02	572
—	10.08	2.53	64	1.48	4.07	11.25	423

—	9.24	3.79	5,498	1.65	4.28	4.23	223
—(i)	9.11	2.80	5,996	1.65	4.21	4.08	299
—	9.32	2.77	6,715	1.65	3.91	2.43	461

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.27	$0.19		$0.13	$0.32	$(0.20)	$—	$(0.20)
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	(0.55)
March 31, 2003 (e) through August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	(0.14)

Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)
June 30, 2006 (e) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)

Real Return Fund
September 1, 2006 through February 28, 2007 (d)	9.50	0.02		0.02	0.04	(0.05)	—	(0.05)
Year ended August 31, 2006 (f)	10.00	0.41		(0.50)	(0.09)	(0.41)	—	(0.41)

Strategic Income Fund (g)
September 1, 2006 through February 28, 2007 (d)	9.12	0.20	(h)	0.13	0.33	(0.21)	—	(0.21)
Year Ended August 31, 2006	9.33	0.38	(h)	(0.13)	0.25	(0.46)	—	(0.46)
February 18, 2005 (e) through August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations was September 1, 2005.

(g)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.39	3.53%	$5,146	1.40%	4.26%	1.45%	357%
—	9.27	0.87	2,574	1.39	3.90	1.46	711
—	9.83	4.13	425	1.42	2.96	1.82	559
—	10.03	5.84	211	1.50	2.45	2.36	571
—	10.01	(0.69)	200	1.50	3.02	1.78	679

—(i)	8.73	6.73	1,332	2.00	4.66	2.09	68
—(i)	8.39	6.77	27	2.00	5.87	2.20	270

—	9.49	0.48	27	1.40	0.41	1.85	154
—	9.50	(0.80)	24	1.40	4.58	1.95	223

—	9.24	3.67	3,096	1.65	4.28	4.22	223
—(i)	9.12	2.82	3,285	1.65	4.20	4.16	299
—	9.33	2.88	2,631	1.65	3.91	2.42	461

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class M

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
September 1, 2006 through February 28, 2007 (d)	$9.84	$0.21	(h)	$0.02	$0.23	$(0.22)	$—	$—		$(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(h)	(0.02)	0.16	(0.18)	—	—	(i)	(0.18)
Year Ended August 31, 2003	10.33	0.21	(h)	(0.04)	0.17	(0.22)	(0.05)	—	(i)	(0.27)
November 1, 2001 through August 31, 2002 (e)	10.37	0.23		0.06	0.29	(0.22)	(0.11)	—		(0.33)
Year Ended October 31, 2001	9.89	0.35	(h)	0.58	0.93	(0.45)	—	—		(0.45)

Strategic Income Fund (f)
September 1, 2006 through February 28, 2007 (d)	9.12	0.20	(h)	0.14	0.34	(0.22)	—	—		(0.22)
Year Ended August 31, 2006	9.33	0.40	(h)	(0.13)	0.27	(0.48)	—	—		(0.48)
February 18, 2005 (g) through August 31, 2005	9.26	0.20		0.07	0.27	(0.20)	—	—		(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(g)	Commencement of offering of class of shares.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.85	2.39%	$175,836	1.00%	4.29%	1.08%	246%
—	9.84	2.30	209,284	1.00	4.19	1.05	479
—	10.02	0.83	371,756	1.00	2.67	1.03	201
—	10.21	1.58	643,278	1.00	1.75	1.04	253
—	10.23	1.64	1,168,000	1.00	2.07	1.04	319
—	10.33	2.92	1,127,000	1.00	2.41	1.03	192
—	10.37	9.63	689,000	1.00	3.45	1.11	315

—	9.24	3.79	2,995	1.45	4.48	4.04	223
—(i)	9.12	2.99	3,460	1.45	4.41	3.82	299
—	9.33	3.00	5,057	1.45	4.09	2.20	4.61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   127

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	$8.39	$0.24	$0.36	$0.60	$(0.23)	$(0.03)	$(0.26)
May 15, 2006 (e) through August 31, 2006	8.07	0.14	0.33	0.47	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—(f)	$8.73	7.15%	$8,571	1.05%	5.42%	1.14%	68%
—(f)	8.39	5.88	2,426	1.05	7.23	1.23	270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   129

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.20	$0.23		$0.12	$0.35	$(0.24)	$—	$(0.24)
Year Ended August 31, 2006	9.76	0.42		(0.28)	0.14	(0.43)	(0.27)	(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	(0.63)
Year Ended August 31, 2003	10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	(0.49)
November 1, 2001 through August 31, 2002 (e)	10.08	0.32		0.02	0.34	(0.32)	(0.06)	(0.38)
Year Ended October 31, 2001 (f)	9.43	0.52	(i)	0.70	1.22	(0.57)	—	(0.57)

Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	8.39	0.21		0.39	0.60	(0.22)	(0.03)	(0.25)
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	(1.81)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	(1.98)
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	(0.71)
Year Ended August 31, 2003	7.53	0.68		1.53	2.21	(0.72)	—	(0.72)
August 1, 2002 through August 31, 2002 (g)	7.05	0.05		0.49	0.54	(0.06)	—	(0.06)
Year Ended July 31, 2002	7.82	0.77		(0.77)	—	(0.77)	—	(0.77)

Real Return Fund
September 1, 2006 through February 28, 2007 (d)	9.53	0.06		0.02	0.08	(0.07)	—	(0.07)
Year ended August 31, 2006 (h)	10.00	0.48		(0.49)	(0.01)	(0.46)	—	(0.46)

Short Term Bond Fund
September 1, 2006 through February 28, 2007 (d)	9.51	0.23		0.03	0.26	(0.24)	—	(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)	—	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	(0.22)
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	(0.41)
November 1, 2001 to August 31, 2002 (e)	10.03	0.28		0.04	0.32	(0.27)	(0.04)	(0.31)
Year Ended October 31, 2001 (f)	9.61	0.51	(i)	0.46	0.97	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(g)	The Fund changed its fiscal year end from July 31 to August 31.

(h)	Commencement of operations was September 1, 2005.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.01%.

(l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

(m)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

(n)	Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(o)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

					Ratios/Supplemental data
						Ratios to average net assets (a)
Contribution from affiliate	Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$—		$9.31	3.81%	$1,459,959	0.65%		4.97%	0.70%	357%
—	—		9.20	1.55	1,310,157	0.65		4.69	0.71	711
—	—		9.76	5.12	202,659	0.66		3.72	0.74	559
—	—		9.97	6.88	188,775	0.66		3.33	0.78	571
—	—		9.94	3.82	308,000	0.66		3.97	0.76	679
—	—		10.04	3.57	312,000	0.66		3.95	0.74	572
—	—		10.08	13.32	315,000	0.69		5.77	0.70	423	(l)

—	—	(j)	8.74	7.17	125,421	1.25		4.98	1.35	68
0.04(o)	—	(j)	8.39	10.99 (o)	117,423	1.26	(k)	5.77	1.42	270
—	—	(j)	9.29	19.87	34,448	1.25		6.56	1.72	337
—	—		9.58	14.56	36,145	1.26	(k)	7.01	1.65	166
—	—		9.02	30.49	60,000	1.25		8.11	1.52	157
—	—		7.53	7.69	41,000	1.25		9.86	1.30	12
—	—		7.05	(0.67)	35,000	1.25		9.59	1.54	110	(m)

—	—		9.54	0.83	61,757	0.65		1.18	1.09	154
—	—		9.53	0.01	58,882	0.65		5.20	1.21	223

—	—		9.53	2.72	1,190,100	0.55		4.96	0.64	143
—	—		9.51	3.22	640,217	0.55		4.73	0.65	540
—	—		9.64	1.52	159,035	0.56		3.48	0.68	194
—	—		9.84	1.99	94,681	0.58		2.22	0.73	261
—	—		9.86	2.28	122,000	0.56		2.59	0.71	386
—	—		10.04	3.21	122,000	0.57		3.22	0.72	215
—	—		10.03	10.39	67,000	0.60		5.22	0.82	160	(n)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
September 1, 2006 through February 28, 2007 (d)	$9.86	$0.23	(h)	$0.02	$0.25	$(0.25)	$—	$—		$(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(h)	(0.03)	0.20	(0.23)	—	—	(i)	(0.23)
Year Ended August 31, 2003	10.35	0.27	(h)	(0.05)	0.22	(0.27)	(0.05)	—	(i)	(0.32)
November 1, 2001 to August 31, 2002 (e)	10.40	0.26		0.07	0.33	(0.27)	(0.11)	—		(0.38)
Year Ended October 31, 2001	9.90	0.42	(h)	0.57	0.99	(0.49)	—	—		(0.49)

Strategic Income Fund (f)
September 1, 2006 through February 28, 2007 (d)	9.12	0.23	(h)	0.14	0.37	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	9.33	0.45	(h)	(0.13)	0.32	(0.53)	—	—		(0.53)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	—		(0.40)
Year Ended August 31, 2004	8.92	0.49	(h)	0.16	0.65	(0.49)	—	—		(0.49)
Year Ended August 31, 2003	8.65	0.45	(h)	0.27	0.72	(0.45)	—	—		(0.45)
November 1, 2001 through August 31, 2002 (e)	8.95	0.45		(0.31)	0.14	(0.42)	—	(0.02)		(0.44)
Year Ended October 31, 2001 (g)	9.42	0.67	(h)	(0.38)	0.29	(0.76)	—	—		(0.76)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(g)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

(k)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.86	2.54%	$151,633	0.50%		4.75%	0.72%	246%
—	9.86	2.91	375,097	0.50		4.71	0.70	479
—	10.03	1.35	432,056	0.50		3.21	0.68	201
—	10.22	2.01	492,178	0.50		2.26	0.70	253
—	10.25	2.15	342,000	0.50		2.58	0.70	319
—	10.35	3.30	144,000	0.50		2.91	0.70	192
—	10.40	10.29	144,000	0.50		4.15	0.77	315

—	9.24	4.07	1,627	0.90		5.03	3.46	223
—(i)	9.12	3.58	1,796	0.90		4.94	3.32	299
—	9.33	7.30	1,892	0.95		4.30	1.86	461
—	9.08	7.48	2,364	1.01	(j)	5.44	1.95	152
—	8.92	8.48	3,000	1.00		5.10	1.48	248
—	8.65	1.61	5,000	1.00		6.08	1.48	178
—	8.95	5.46	5,000	1.00		7.32	2.63	107	(k)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.19	$0.22		$0.14	$0.36	$(0.24)	$—	$—	$(0.24)
Year Ended August 31, 2006	9.75	0.46		(0.31)	0.15	(0.44)	(0.27)	—	(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—	(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—	(0.65)
Year Ended August 31, 2003	10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	—	(0.50)
November 1, 2001 through August 31, 2002 (e)	10.08	0.34		0.02	0.36	(0.34)	(0.06)	—	(0.40)
Year Ended October 31, 2001	9.43	0.58	(i)	0.65	1.23	(0.58)	—	—	(0.58)

Enhanced Income Fund
September 1, 2006 through February 28, 2007 (d)	9.76	0.27		(0.01)	0.26	(0.27)	—	—	(0.27)
Year Ended August 31, 2006	9.82	0.50		(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28		(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14		(0.02)	0.12	(0.14)	—	—	(0.14)
Year Ended August 31, 2003	9.98	0.23		(0.12)	0.11	(0.23)	—	—	(0.23)
November 30, 2001 (f) through August 31, 2002	10.00	0.18		(0.02)	0.16	(0.18)	—	—	(0.18)

Real Return Fund
September 1, 2006 through February 28, 2007 (d)	9.53	0.06		0.03	0.09	(0.07)	—	—	(0.07)
Year ended August 31, 2006 (g)	10.00	0.49		(0.49)	—	(0.47)	—	—	(0.47)

Short Term Bond Fund
September 1, 2006 through February 28, 2007 (d)	9.51	0.24		0.03	0.27	(0.25)	—	—	(0.25)
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)	—	—	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)	—	—	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)	—	—	(0.24)
Year Ended August 31, 2003	10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	—	(0.43)
November 1, 2001 through August 31, 2002 (e)	10.03	0.29		0.06	0.35	(0.29)	(0.04)	—	(0.33)
Year Ended October 31, 2001	9.58	0.54	(i)	0.46	1.00	(0.55)	—	—	(0.55)

Strategic Income Fund (h)
September 1, 2006 through February 28, 2007 (d)	9.12	0.24	(i)	0.15	0.39	(0.26)	—	—	(0.26)
Year Ended August 31, 2006	9.33	0.48	(i)	(0.14)	0.34	(0.55)	—	—	(0.55)
Year Ended August 31, 2005	9.08	(0.12)		0.80	0.68	(0.43)	—	—	(0.43)
Year Ended August 31, 2004	8.92	0.51	(i)	0.17	0.68	(0.52)	—	—	(0.52)
Year Ended August 31, 2003	8.65	0.48	(i)	0.27	0.75	(0.48)	—	—	(0.48)
November 1, 2001 through August 31, 2002 (e)	8.95	0.47		(0.30)	0.17	(0.45)	—	(0.02)	(0.47)
Year Ended October 31, 2001	9.29	0.69	(i)	(0.16)	0.53	(0.87)	—	—	(0.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Commencement of operations of class of shares.

(g)	Commencement of operations was September 1, 2005.

(h)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.01%.

(l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

(m)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(n)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

134   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.31	3.99%	$398,771	0.49%		5.15%	0.55%	357%
—	9.19	1.70	265,279	0.49		4.91	0.58	711
—	9.75	5.33	259,697	0.49		3.85	0.59	559
—	9.96	6.96	318,100	0.49		3.51	0.62	571
—	9.94	3.99	478,000	0.49		4.10	0.60	679
—	10.04	3.71	747,000	0.49		4.14	0.58	572
—	10.08	13.46	1,016,000	0.49		5.98	0.51	423	(l)

—	9.75	2.66	183,102	0.20		5.53	0.55	44
—	9.76	4.61	131,238	0.20		5.04	0.57	264
—	9.82	2.69	163,344	0.20		2.66	0.56	128
—	9.84	1.28	293,752	0.20		1.47	0.56	156
—	9.86	1.14	354,000	0.20		2.33	0.56	328
—	9.98	1.58	300,000	0.20		2.40	0.68	120

—	9.55	0.96	6,109	0.50		1.22	0.94	154
—	9.53	0.12	944	0.50		7.35	0.98	223

—	9.53	2.84	454,688	0.30		5.19	0.49	143
—	9.51	3.47	380,233	0.30		4.87	0.51	540
—	9.64	1.75	471,460	0.30		3.60	0.53	194
—	9.85	2.38	641,869	0.30		2.49	0.55	261
—	9.86	2.44	806,000	0.30		2.85	0.55	386
—	10.05	3.55	618,000	0.30		3.53	0.54	215
—	10.03	10.70	697,000	0.30		5.52	0.48	160	(m)

—	9.25	4.30	3,684	0.65		5.28	3.34	223
—(j)	9.12	3.81	3,851	0.65		5.20	3.20	299
—	9.33	7.63	2,042	0.65		4.45	1.36	461
—	9.08	7.85	40,000	0.66	(k)	5.63	1.22	152
—	8.92	8.86	108,000	0.65		5.42	0.97	248
—	8.65	1.92	135,000	0.65		6.44	0.98	178
—	8.95	5.86	143,000	0.65		7.50	0.80	107	(n)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.20	$0.24		$0.12	$0.36	$(0.25)	$—	$(0.25)
Year Ended August 31, 2006	9.76	0.48		(0.32)	0.16	(0.45)	(0.27)	(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	(0.66)
Year Ended August 31, 2003	10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	(0.51)
November 1, 2001 through August 31, 2002 (e)	10.09	0.34		0.02	0.36	(0.34)	(0.06)	(0.40)
Year Ended October 31, 2001 (f)	9.47	0.54	(g)	0.72	1.26	(0.62)	(0.02)	(0.64)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year from October 31 to August 31.

(f)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(g)	Calculated based upon average shares outstanding.

(h)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

136   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.31	3.95%	$162,248	0.40%	5.23%	0.45%	357%
9.20	1.80	145,624	0.40	5.00	0.48	711
9.76	5.45	126,272	0.40	3.90	0.51	559
9.97	7.05	380,794	0.40	3.59	0.56	571
9.95	4.08	444,000	0.40	4.19	0.55	679
10.05	3.80	609,000	0.40	4.20	0.53	572
10.09	13.63	598,000	0.37	6.08	0.47	423	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   137

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are the 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra	JPM I
Emerging Markets Debt Fund	Class A, Class C, R Class and Select Class	JPM I
Enhanced Income Fund	Institutional Class	JPM I
Real Return Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Short Term Bond Fund	Class A, Select Class and Institutional Class	JPM I
Short Term Bond Fund II	Class A, Class M and Select Class	MFG
Strategic Income Fund	Class A, Class B, Class C, Class M, Select Class and Institutional Class	JPM I

Class A and Class C Shares of the Emerging Markets Debt Fund commenced operations on June 30, 2006.

R Class Shares of the Emerging Markets Debt Fund commenced operations on May 15, 2006.

The Funds have changed their fiscal year end from August 31st to the last day of February.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

138   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

The following are the market value and percentage of net assets of illiquid securities as of February 28, 2007 (amounts in thousands):

	Market Value	Percentage
Bond Fund	$35,063	1.7%
Enhanced Income Fund	11,478	6.3
Short Term Bond Fund	59,351	3.6
Short Term Bond Fund II	15,013	4.3
Strategic Income Fund	1,778	7.2

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. Effective April 16, 2007, the Real Return Fund and the Emerging Markets Debt Fund may also enter into non-deliverable forwards (obligations to deliver in US dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate.) Some of the Funds may also enter into forward foreign currency exchange contracts to generate gains to the Fund. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of February 28, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G.  Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   139

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

Certain of the Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Call options subject the Funds to unlimited risk of loss. Put options subject the Funds only to the extent of the value of the underlying security. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 28, 2007, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments and below (amounts in thousands, except number of contracts).

	Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2006	1,755	$761	$1,414,469	$26,441
Options written	11,285	2,583	7,965,280	45,746
Options expired	—	—	(450,700)	(940)
Options terminated in closing purchase transactions	(8,843)	(2,591)	(3,711,599)	(32,842)
Options outstanding at February 28, 2007	4,197	$753	$5,217,450	$38,405

	Enhanced Income Fund
	Number of Contracts	Premiums Received		Notional Value	Premiums Received
Options outstanding at August 31, 2006	—	$—		$—	$—
Options written	2	—	(a)	—	—
Options expired	—	—		—	—
Options terminated in closing purchase transactions	(2)	—	(a)	—	—
Options outstanding at February 28, 2007	—	$—		$—	$—

	Real Return Fund
	Number of Contracts	Premiums Received	Notional Value	Notional Value	Premiums Received
Options outstanding at August 31, 2006	30,565	$36	$48,588	EUR 27,380	$972
Options written	167,039	146	226,285	—	1,786
Options expired	(15,246)	(1)	(8,140)	—	(18)
Options terminated in closing purchase transactions	(76,177)	(147)	(143,914)	(26,380)	(1,276)
Options outstanding at February 28, 2007	106,181	$34	$122,819	EUR 1,000	$1,464

	Short Term Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2006	216	$194	$266,114	$6,028
Options written	1,533	500	2,511,002	15,372
Options expired	—	—	(158,890)	(264)
Options terminated in closing purchase transactions	(1,216)	(593)	(1,005,356)	(8,090)
Options outstanding at February 28, 2007	533	$101	$1,612,870	$13,046

	Short Term Bond Fund II
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2006	132	$118	$208,865	$4,936
Options written	594	249	701,779	4,383
Options expired	—	—	(58,560)	(104)
Options terminated in closing purchase transactions	(562)	(335)	(533,053)	(5,738)
Options outstanding at February 28, 2007	164	$32	$319,031	$3,477

140   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Strategic Income Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2006	—	$—	$—	$—
Options written	297	55	267,255	1,974
Options expired	—	—	(3,450)	(5)
Options terminated in closing purchase transactions	(183)	(32)	(105,765)	(474)
Options outstanding at February 28, 2007	114	$23	$158,040	$1,495

H. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay or receive a payment based on interest rates in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument (the “Referenced Obligation”) including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of February 28, 2007, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

I. Short Sales — Certain Funds may engage in short sales (selling securities they do not own) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Funds may be held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Interest expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of February 28, 2007, the Funds had outstanding short sales as listed on their Schedules of Portfolio Investments.

J. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   141

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

K. Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of February 28, 2007, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Bond Fund	$10	$(1,326)	$1,316
Emerging Markets Debt Fund	1	287	(288)
Enhanced Income Fund	2	(2)	—
Real Return Fund	1	144	(145)
Short Term Bond Fund	95	(720)	625
Short Term Bond Fund II	8	52	(60)
Strategic Income Fund	(4,925)	(33)	4,958

The reclassifications for the Funds relate primarily to differences in character for tax purposes of swap contract gains and losses, foreign currency gains and losses, foreign futures contracts, deferred compensation, swap reclassification and the expiration of capital loss carryovers (Strategic Income Fund).

142   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Q. Equalization — Strategic Income Fund and Short Term Bond Fund II use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

R. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund and, prior to June 16, 2006, shares of the Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective June 16, 2006, a redemption fee is no longer being charged on shares of the Strategic Income Fund held for less than 60 days.

S. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25
Strategic Income Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the periods ended are as follows (amounts in thousands):

	Period Ended 2/28/07	Year Ended 8/31/06
Bond Fund	$49	$70
Emerging Markets Debt Fund	3	5
Enhanced Income Fund	6	8
Real Return Fund	4	4
Short Term Bond Fund	81	100
Short Term Bond Fund II	18	51
Strategic Income Fund	1	5

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   143

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Emerging Markets Debt Fund	0.25	n/a	0.75	n/a
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35%
Strategic Income Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended February 28, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Bond Fund	$13		$12
Emerging Markets Debt Fund	2		—	(a)
Real Return Fund	—	(a)	—
Short Term Bond Fund	—	(a)	5
Short Term Bond Fund II	1		—
Strategic Income Fund	3		7

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	R Class	Select Class	Institutional Class
Bond Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
Emerging Markets Debt Fund	0.25	n/a	0.25	n/a	0.05%	0.25	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.10
Real Return Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10
Short Term Bond Fund	0.25	n/a	n/a	n/a	n/a	0.25	0.10
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	0.25	n/a
Strategic Income Fund	0.25	0.25	0.25	0.30	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

144   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	R Class	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a	n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	1.50	n/a	2.00	n/a	1.05%	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Real Return Fund	0.90	n/a	1.40	n/a	n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	0.50	n/a	n/a
Strategic Income Fund	1.15	1.65	1.65	1.45	n/a	0.90	0.65	n/a

The contractual expense limitation agreements were in effect for the period ended February 28, 2007 and for the year ended August 31, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2007.

For the period ended February 28, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$130	$89	$29	$248	$—
Emerging Markets Debt Fund	37	24	—	61	—
Enhanced Income Fund	149	31	86	266	—
Real Return Fund	89	22	33	144	—
Short Term Bond Fund	191	240	203	634	—
Short Term Bond Fund II	140	22	201	363	—
Strategic Income Fund	56	12	2	70	249

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$156	$70	$226
Enhanced Income Fund	—	33	33
Short Term Bond Fund	4	109	113

For the year ended August 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$331	$86	$40	$457	$—
Emerging Markets Debt Fund	46	15	59	120	—
Enhanced Income Fund	253	52	140	445	—
Real Return Fund	180	54	56	290	20
Short Term Bond Fund	171	412	416	999	—
Short Term Bond Fund II	129	183	670	982	—
Strategic Income Fund	99	23	2	124	419

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   145

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$171	$121	$292
Enhanced Income Fund	—	70	70
Short Term Bond Fund	—	140	140

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the fiscal year ended August 31, 2006, the Advisor made a voluntary contribution to the Emerging Markets Debt Fund of approximately $149,000 to cover an opportunity cost.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended February 28, 2007, Bond Fund and Short Term Bond Fund incurred approximately $35,670 and $42,700, respectively in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$13,967,858	$12,598,055	$304,581	$348,037
Emerging Markets Debt Fund	88,935	72,955	4,022	8,703
Enhanced Income Fund	132,057	68,916	2,541	1,915
Real Return Fund	89,109	88,614	31,608	22,109
Short Term Bond Fund	2,626,726	1,920,182	40,312	27,310
Short Term Bond Fund II	1,642,706	1,928,135	9,292	6,775
Strategic Income Fund	65,521	60,705	1,794	1,918

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$3,434,357	$30,921	$16,779	$14,142
Emerging Markets Debt Fund	132,398	5,371	535	4,836
Enhanced Income Fund	183,852	322	146	176
Real Return Fund	78,720	468	775	(307)
Short Term Bond Fund	1,852,206	6,179	9,554	(3,375)
Short Term Bond Fund II	433,728	1,308	4,998	(3,690)
Strategic Income Fund	32,684	675	502	173

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, interest only adjustments (for Bond Fund), to securities acquired in a transfer in-kind (for Bond Fund) (see Note 9), partnership basis adjustment (Short Term Bond Fund) and purchased options (Bond Fund, Short Term Bond Fund, Short Term Bond Fund II and Strategic Income Fund).

146   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

The tax character of distributions paid during the period ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Fund	$49,655	$—	$49,655
Emerging Markets Debt Fund	3,473	204	3,677
Enhanced Income Fund	4,780	—	4,780
Real Return Fund	470	—	470
Short Term Bond Fund	33,925	—	33,925
Short Term Bond Fund II	10,748	—	10,748
Strategic Income Fund	617	—	617

The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Fund	$68,590	$2,339	$70,929
Emerging Markets Debt Fund	5,618	4,439	10,057
Enhanced Income Fund	6,984	—	6,984
Real Return Fund	2,775	—	2,775
Short Term Bond Fund	33,544	—	33,544
Short Term Bond Fund II	30,384	—	30,384
Strategic Income Fund	1,186	—	1,186

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Fund	$47,067	$12,442	$59,509
Emerging Markets Debt Fund	2,840	4,205	7,045
Enhanced Income Fund	6,102	—	6,102
Short Term Bond Fund	26,085	—	26,085
Short Term Bond Fund II	29,320	—	29,320
Strategic Income Fund	1,313	—	1,313

At February 28, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Bond Fund	$1,736	$(21,199)	$33,108
Emerging Markets Debt Fund	3,021	450	5,088
Enhanced Income Fund	237	(7,540)	264
Real Return Fund	73	(1,732)	(66)
Short Term Bond Fund	4,204	(17,890)	5,148
Short Term Bond Fund II	1,043	(27,443)	(1,946)
Strategic Income Fund	45	(21,836)	448

For the Funds, the cumulative timing differences primarily consist of mark-to-market of open forwards, futures and options, wash-sales outstanding (for Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund, Short Term Bond Fund II and Strategic Income Fund), distributions payable, post October loss deferrals, deferred compensation, swap accrual, domestic straddle loss deferrals (for Bond Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Real Return Fund, Short Term Bond Fund, Short Term Bond Fund II and Strategic Income Fund), transfer in-kind (for Bond Fund), interest only adjustments (for Bond Fund) and foreign straddle loss deferrals (for Bond Fund, Real Return Fund and Short Term Bond Fund).

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   147

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

As of February 28, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2008		2009		2010		2011	2012	2013	2014	2015	Total
Bond Fund	—		—		—		—	—	—	$6,291	$14,908	$21,199
Enhanced Income Fund	—		—		$1,180		$792	$3,941	$526	680	421	7,540
Real Return Fund	—		—		—		—	—	—	427	1,305	1,732
Short Term Bond Fund	—		—		—		—	1,803	1,217	8,476	6,394	17,890
Short Term Bond Fund II	—		—		—		—	1,675	657	14,799	10,312	27,443
Strategic Income Fund	$7,690	*	$5,237	*	8,446	*	—	—	—	—	463	21,836

*	A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

Approximately $4,926,000 of capital loss carryforwards previously available to the Strategic Income Fund expired during the period ended February 28, 2007.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 28, 2007, the Funds deferred to March 1, 2007 post October capital losses of (amounts in thousands):

	Capital Losses	Currency Losses
Bond Fund	$13,504	$—
Enhanced Income Fund	322	—
Real Return Fund	365	—
Short Term Bond Fund	7,845	223
Short Term Bond Fund II	6,426	—
Strategic Income Fund	236	5

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of period ended February 28, 2007. Average borrowings from another fund for the period ended February 28, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Emerging Markets Debt Fund	$653	7	$1

148   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

The Funds did not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of year ended August 31, 2006. Average borrowings from another fund for the year ended August 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Emerging Markets Debt Fund	$1,263	11	$2
Enhanced Income Fund	1,311	17	3
Real Return Fund	342	1	—	(a)
Short Term Bond Fund II	1,269	5	1
Strategic Income Fund	402	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Bond Fund, the Emerging Markets Debt Fund, the Strategic Income Fund, and, to a lesser extent, the Real Return Fund and the Short Term Bond Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

8. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management’s proposal to merge JPMorgan Strategic Income Fund (the “Target Fund”) into JPMorgan Global Strategic Income Fund (now known as JPMorgan Strategic Income Fund) (the “Acquiring Fund”).

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Strategic Income Fund				$828
Class A	322	$3,011	$9.34
Class B	784	7,328	9.35
Class C	313	2,925	9.35
Class M	698	6,507	9.32
Acquiring Fund
JPMorgan Global Strategic Income Fund				360
Class A	89	827	9.26
Institutional	2,506	23,220	9.27
Select	270	2,502	9.26

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   149

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Post Reorganization
JPMorgan Global Strategic Income Fund*				$1,188
Class A	414	$3,838	$9.26
Class B	792	7,328	9.26
Class C	316	2,925	9.26
Class M	702	6,507	9.26
Institutional	2,506	23,220	9.27
Select	270	2,502	9.26

*	Effective June 16, 2006, the Board of Trustees approved the name change from JPMorgan Global Strategic Income Fund to JPMorgan Strategic Income Fund

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB transferred securities in-kind to the Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the Bond Fund and the Bond Fund received portfolio securities with market values as listed below, including net unrealized depreciation of $12,862 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Bond Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Fixed Income Fund	$164,784	17,738
JPMorgan Chase Bank Intermediate Fixed Income Fund	361,940	38,960
JPMorgan Chase Bank Intermediate Term Bond Trust	186,712	20,098
JPMorgan Chase Bank Fixed Income Trust	30,829	3,318
	$744,265	80,114

150   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Mutual Fund Group and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Bond Fund, JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Strategic Income Fund (hereafter collectively referred to as the “Funds”) at February 28, 2007, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 27, 2007

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   151

TRUSTEES
(Unaudited)

The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

152   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   153

OFFICERS
(Unaudited)

The Trusts’ executive officers (listed below) generally are employees of the Advisor or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

154   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   155

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2006, and continued to hold your shares at the end of the reporting period, February 28, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Bond Fund
Class A
Actual	$1,000.00	$1,037.20	$3.79	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,034.20	7.06	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,035.30	7.07	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,038.10	3.28	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,039.90	2.48	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Ultra
Actual	1,000.00	1,039.50	2.02	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

Emerging Markets Debt Fund
Class A
Actual	1,000.00	1,069.60	7.70	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

156   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$1,067.30	$10.25	2.00%
Hypothetical	1,000.00	1,014.88	9.99	2.00
R Class
Actual	1,000.00	1,071.50	5.39	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Select Class
Actual	1,000.00	1,071.70	6.42	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

Enhanced Income Fund
Institutional Class
Actual	1,000.00	1,026.60	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

Real Return Fund
Class A
Actual	1,000.00	1,007.80	4.48	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	1,004.80	6.96	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,008.30	3.24	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,009.60	2.49	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Short Term Bond Fund
Class A
Actual	1,000.00	1,026.40	3.77	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,027.20	2.76	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Institutional Class
Actual	1,000.00	1,028.40	1.51	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

Short Term Bond Fund II
Class A
Actual	1,000.00	1,024.20	3.76	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class M
Actual	1,000.00	1,023.90	5.02	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,025.40	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   157

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Strategic Income Fund
Class A
Actual	$1,000.00	$1,040.50	$5.82	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class B
Actual	1,000.00	1,037.90	8.34	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,036.70	8.33	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select M
Actual	1,000.00	1,037.90	7.33	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,040.70	4.55	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Institutional Class
Actual	1,000.00	1,043.00	3.29	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

158   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Funds with Long Term Capital Gain Designation — 15%

The following Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution
Emerging Markets Debt Fund	$203

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2007, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Bond Fund	$39,714
Emerging Markets Debt Fund	340
Enhanced Income Fund	3,993
Real Return Fund	361
Short Term Bond Fund	28,652
Short Term Bond Fund II	9,134
Strategic Income Fund	433

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2007:

Income from U.S. Treasury Obligations
Bond Fund	4.05%
Enhanced Income Fund	1.28
Real Return Fund	51.00
Strategic Income Fund	3.04

Qualified Short-Term Capital Gain Designation

For the fiscal year ended February 28, 2007, Emerging Markets Debt Fund designated approximately $200,000 of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains.

FEBRUARY 28, 2007        JPMORGAN INCOME FUNDS   159

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. February 2007.	AN-INC-207

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $68,000 *
2006 – $95,596

* The Funds’ fiscal year end changed to the last day of February effective February 2007. The fees are for the six months ending February 28, 2007, the new fiscal year end of the Funds.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $9,680 *

2006 – $7,990

* The Funds’ fiscal year end changed to the last day of February effective February 2007. The fees are for the six months ending February 28, 2007, the new fiscal year end of the Funds.

The tax fees include fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, the Pre-approval Policy lists a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 100%

2006 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Mutual Fund Group

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 09, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 09, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

May 09, 2007